UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New
York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 40 East 52nd
Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2011

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Semi-Annual Report (Unaudited)

BlackRock Municipal Bond Fund, Inc.

} BlackRock Short-Term Municipal Fund

} BlackRock Municipal Fund

} BlackRock National Municipal Fund

} BlackRock High Yield Municipal Fund

BlackRock New York Municipal Bond Fund | of BlackRock Multi-State Municipal Series Trust

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”)

growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets con-

tinues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	23.27%	15.06%
US small cap equities (Russell 2000 Index)	29.38	26.85
International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine,

where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder

Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of December 31, 2010 BlackRock Short-Term Municipal Fund

Portfolio Management Commentary

How did the Fund perform?
•For the six-month period ended December 31, 2010, BlackRock Short-Term
Municipal Fund (the “Fund”) outperformed its primary benchmark, the
S&P/Investortools Main Municipal Bond Index, while it underperformed its secondary benchmark, the S&P/Investortools Limited Maturity Municipal
Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools Limited Maturity
Municipal Bond Index.

What factors influenced performance?
•As the Fund maintains a shorter weighted average maturity than the index, it will generally underperform during periods of falling interest rates and outperform during periods of rising rates. During the third quarter, yields on municipal securities fell while the yield curve remained steep. As a result, the Fund’s shorter average portfolio duration was the primary contributor to its underperformance of the index.

•Conversely, the Fund performed well during the fourth quarter when munici-
pal bond redemptions resulted in a dramatic rise in yields across the yield curve. The Fund’s shorter average portfolio duration (sensitivity to interest rates) and high quality bias insulated the Fund from the increased volatility seen in the municipal market near the end of the year.

Describe recent portfolio activity.
•Early in the period, short-term municipal issuance remained constrained and yields on securities with maturities under five years were pushed to historic lows. Given these conditions, we limited new purchases in the
Fund. However, these conditions changed in the last quarter of the year and we then sought to capitalize on the increase in new issuance, with a focus on essential service revenue bonds. Also during the fourth quarter, we began selling securities we believed were most subject to headline risk, as negative comments regarding the safety of municipal bonds emerged in the media. The Fund’s purchases during the period were funded by proceeds from the sale of short-term bonds and money market-eligible securities, which we had utilized as cash equivalents over the past year.

Describe Fund positioning at period end.
•At period end, the Fund was fully invested with minimal cash reserves, and its average duration was neutral to the benchmark. The Fund maintains a high quality bias, although we have begun purchasing credit spread securi-
ties at the short end of the yield curve in order to obtain higher yields with-
out assuming the greater interest rate risk associated with the longer end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocations	Long-Term Investments
State	34%
County/City/Special District/School District	22
Utilities	17
Education	7
Transportation	7
Corporate	6
Health	6
Housing	1

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	26%
AA/Aa	55
A	11
BBB/Baa	5
Not Rated[2]	3

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 The investment advisor has deemed certain of these non-related securities to be of investment grade quality. As of December 31, 2010, the market value of these securities was $12,072,182, representing 1% of the Fund’s long-term investments.

4 SEMI-ANNUAL REPORT DECEMBER 31, 2010

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds or in municipal notes having a maturity of less than four years. The Fund will maintain a dollar weighted maturity of no more than two years.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Limited Maturity Municipal Bond Index includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended December 31, 2010

					Average Annual Total Returns
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
BlackRock	0.74%	0.07%	0.65%	N/A	2.99%	N/A	2.75%	N/A
Institutional	0.65	0.06	0.65	N/A	2.99	N/A	2.75	N/A
Investor A	0.37	(0.07)	0.48	(2.54)%	2.75	2.12%	2.50	2.19%
Investor A1	0.52	0.00	0.53	(0.48)	2.90	2.70	2.65	2.54
Investor B	0.23	(0.14)	0.24	(0.75)	2.61	2.61	2.38	2.38
Investor C	0.00	(0.36)	(0.30)	(1.30)	1.97	1.97	1.73	1.73
S&P/Investortools Main Municipal Bond Index	—	(0.85)	2.45	N/A	3.83	N/A	4.82	N/A
S&P/Investortools Limited Maturity Municipal
Bond Index	—	0.32	1.54	N/A	3.74	N/A	3.47	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2010	December 31, 2010 During the Period[6]		July 1, 2010	December 31, 2010 During the Period[8]		Ratio
BlackRock	$1,000.00	$1,000.70	$1.97	$1,000.00	$1,023.23	$1.99	0.39%
Institutional	$1,000.00	$1,000.60	$2.02	$1,000.00	$1,023.18	$2.04	0.40%
Investor A	$1,000.00	$ 999.30	$3.33	$1,000.00	$1,021.87	$3.36	0.66%
Investor A1	$1,000.00	$1,000.00	$2.62	$1,000.00	$1,022.58	$2.65	0.52%
Investor B	$1,000.00	$ 998.60	$4.08	$1,000.00	$1,021.12	$4.13	0.81%
Investor C	$1,000.00	$ 996.40	$7.75	$1,000.00	$1,017.94	$7.32	1.44%

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown). Expenses are net of waiver.
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 5

Fund Summary as of December 31, 2010 BlackRock Municipal Fund
(Formerly BlackRock Municipal Insured Fund)

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2010, BlackRock
Municipal Fund (the “Fund”) underperformed its primary benchmark, the
S&P/Investortools Main Municipal Bond Index, and its secondary bench-
mark, the S&P/Investortools Customized Insured Municipal Bond Index.

Effective January 3, 2011, BlackRock Municipal Insured Fund was renamed
BlackRock Municipal Fund.

What factors influenced performance?

Detracting from performance during the period was the Fund’s positive stance toward the market, i.e., a long duration relative to the benchmark, during a period that ultimately ended with sharply higher rates. The Fund’s exposure to the long end of the yield curve also detracted as interest rates rose more in the long end. Yields on tax-exempt bonds increased and, accordingly, prices fell, in the last two months of the period as US Treasury bond yields increased sharply on positive economic news, concerns about municipal credit quality escalated, and market participants expected an increase in tax-exempt supply as the Build America Bond (“BAB”) program approached its expiration.

On the positive side, the Fund’s competitive yield contributed positively to performance. In addition, exposure to the housing sector proved beneficial as the sector performed well during the period.

Describe recent portfolio activity.
•During the six-month period, changes to the portfolio were generally mini-
mal. Trading activity was focused on the goal of improving the portfolio’s overall credit quality, call structure and coupon rates. Throughout the period, tax-exempt issuance continued to decline as the BAB program diverted municipal supply to the taxable market. As such, we sought opportunities in the longer end of the curve as we found it most attractive due to the impact of the BAB program.

Describe Fund positioning at period end.
•At period end, the Fund continued to exhibit a positive stance toward the market with its long duration relative to the benchmark. The yield curve remains very steep and, with the recent increase in yields, municipal market valuations are historically attractive on both an absolute basis and relative to their taxable counterparts; meanwhile, cash equivalents continue to yield near 0%. The expiration of the BAB program, coupled with height-
ened concerns about municipal credit quality and improving economic growth, has clearly placed pressure on the tax-exempt market. However, on the back of all of these recent developments, the market presents compelling yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
County/City/SpecialDistrict/School District	29%
Transportation	21
State	16
Utilities	14
Corporate	6
Housing	6
Health	6
Education	2

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	14%
AA/Aa	54
A	26
BBB/Baa	3
BB/Ba	1
Not Rated[2]	2

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2010, the market value of these securities was $12,965,380 representing 2% of the Fund’s long-term investments.

6 SEMI-ANNUAL REPORT DECEMBER 31, 2010

BlackRock Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. The
Fund may invest in insured and uninsured municipal bonds.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Customized Insured Municipal Bond Index includes insured bonds in the S&P/Investortools Main Municipal Bond Index, excluding those that are pre-refunded, escrowed to maturity, or insured by ACA Financial Guaranty Corporation.

Performance Summary for the Period Ended December 31, 2010

				Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.67%	(2.10)%	1.09%	N/A	3.01%	N/A	4.30%	N/A
Investor A	4.21	(2.23)	0.83	(3.46)%	2.77	1.88%	4.04	3.59%
Investor B	3.86	(2.49)	0.17	(3.68)	2.22	1.88	3.50	3.50
Investor C	3.63	(2.73)	(0.06)	(1.02)	1.98	1.98	3.27	3.27
Investor C1	3.82	(2.51)	0.27	(0.70)	2.20	2.20	3.46	3.46
S&P/Investortools Main Municipal Bond Index	—	(0.85)	2.45	N/A	3.83	N/A	4.82	N/A
S&P/Investortools Customized Insured
Municipal Bond Index	—	(1.30)	1.92	N/A	3.70	N/A	4.80	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses		Account Value	Expenses
	Account Value December 31,		Expense	Expense	Account Value	December 31, Paid During		December 31,	Paid During
	July 1, 2010	2010	and Fees[6]	and Fees[7]	July 1, 2010	2010	the Period[6]	2010	the Period[7]
Institutional	$1,000.00	$979.00	$2.54	$2.29	$1,000.00	$1,022.63	$2.60	$1,022.88	$2.35
Investor A	$1,000.00	$977.70	$3.84	$3.59	$1,000.00	$1,021.32	$3.92	$1,021.57	$3.67
Investor B	$1,000.00	$975.10	$6.42	$6.17	$1,000.00	$1,018.70	$6.56	$1,018.95	$6.31
Investor C	$1,000.00	$972.70	$7.56	$7.26	$1,000.00	$1,017.54	$7.73	$1,017.84	$7.43
Investor C1	$1,000.00	$974.90	$6.62	$6.32	$1,000.00	$1,018.50	$6.77	$1,018.80	$6.46

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.51% for Institutional, 0.77% for Investor A, 1.29% for Investor B, 1.52% for Investor C
and 1.33% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.72% for Investor A, 1.24% for Investor B, 1.46% for Investor C
and 1.27% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
8 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 7

Fund Summary as of December 31, 2010 BlackRock National Municipal Fund

Portfolio Management Commentary

How did the Fund perform?
•For the six-month period ended December 31, 2010, BlackRock
National Municipal Fund (the “Fund”) underperformed its benchmark, the S&P/Investortools Main Municipal Bond Index.

What factors influenced performance?
•Tightening credit spreads during the year led to improved valuations on lower-rated sectors, but not all lower-rated sectors and geographic regions participated equally in the price improvement. For example, the Fund’s holdings in California did not depreciate, but also did not improve in val-
uation to the same degree as other regions. On the positive side, many of the Fund’s California holdings deliver a high level of income. An additional detractor was the Fund’s longer duration stance relative to the benchmark near period end, as the municipal market saw rates rise due to credit con-
cerns and a general rise in long-term investment rates (i.e., rates on US
Treasuries and other fixed income securities).

•A larger exposure to tender option bonds benefited performance, allowing the Fund to take advantage of the steep yield curve and historically low short-term borrowing rates to generate a higher income level while holding higher-quality assets. The Fund also capitalized on tightening credit quality spreads caused by generous cash flows into mutual funds at the beginning of the reporting period. In this environment, we were able to sell lower-
quality securities that had outperformed and that had very limited liquidity in past periods. Finally, the Fund’s cash reserves served it well toward period-end, when the municipal markets saw cash flows into funds turn dramatically negative.

Describe recent portfolio activity.
•During the period, we increased the Fund’s exposure to tender option bonds in order to take advantage of the historically steep municipal yield curve. This strategy helped to improve the Fund’s yield distribution. In addi-
tion, we looked to capitalize on the tightening in credit quality spreads by selling select lower-rated holdings that had outperformed. This allowed us to secure gains on those lower-rated holdings, while also improving the
Fund’s overall credit quality.

Describe Fund positioning at period end.
•At period end, the Fund’s duration was long relative to the benchmark. With cash equivalent reserves at about 3.2% at period end to ensure a measure of liquidity, the Fund is nearly fully invested to take advantage of municipal market valuations that are historically attractive on both an absolute basis and relative to their taxable counterparts. During the period, the Fund’s exposure to tender option bonds was increased to just under 12.7% of total assets. We continue to maintain the Fund’s bias for high-quality secu-
rities and a high average coupon rate, which stood at 6.0% at period-end.

•Generally, our efforts remain focused on maximizing the Fund’s income accrual using a high-quality asset mix, while managing NAV volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
Utilities	22%
County/City/Special District/School District	20
Transportation	19
Health	17
State	9
Corporate	7
Education	3
Housing	3

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	11%
AA/Aa	43
A	30
BBB/Baa	9
BB/Ba	2
Not Rated[2]	5

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2010, the market value of these securities was $55,952,765 representing 2% of the Fund’s long-term investments.

8 SEMI-ANNUAL REPORT DECEMBER 31, 2010

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in long-term municipal bonds rated in any rating category or in unrated municipal bonds.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended December 31, 2010

				Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.85%	(0.99)%	3.09%	N/A	3.52%	N/A	4.85%	N/A
Investor A	4.42	(1.01)	2.94	(1.43)%	3.29	2.40%	4.61	4.16%
Investor B	4.06	(1.28)	2.41	(1.53)	2.76	2.42	4.07	4.07
Investor C	3.84	(1.38)	2.18	1.20	2.49	2.49	3.81	3.81
Investor C1	4.02	(1.39)	2.28	1.29	2.70	2.70	4.02	4.02
S&P/Investortools Main Municipal Bond Index	—	(0.85)	2.45	N/A	3.83	N/A	4.82	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[7]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses		Account Value	Expenses
	Account Value December 31,		Expense	Expense	Account Value	December 31, Paid During		December 31,	Paid During
	July 1, 2010	2010	and Fees[5]	and Fees[6]	July 1, 2010	2010	the Period[5]	2010	the Period[6]
Institutional	$1,000.00	$990.10	$3.21	$2.91	$1,000.00	$1,021.97	$3.26	$1,022.28	$2.96
Investor A	$1,000.00	$989.90	$4.41	$4.11	$1,000.00	$1,020.76	$4.48	$1,021.07	$4.18
Investor B	$1,000.00	$987.20	$7.11	$6.76	$1,000.00	$1,018.04	$7.22	$1,018.39	$6.87
Investor C	$1,000.00	$986.20	$8.16	$7.86	$1,000.00	$1,016.98	$8.39	$1,017.29	$7.98
Investor C1	$1,000.00	$986.10	$7.21	$6.91	$1,000.00	$1,017.94	$7.32	$1,018.24	$7.02

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.88% for Investor A, 1.42% for Investor B, 1.63% for Investor C
and 1.44% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.58% for Institutional, 0.82% for Investor A, 1.35% for Investor B, 1.57% for Investor C
and 1.38% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 9

Fund Summary as of December 31, 2010 BlackRock High Yield Municipal Fund

Portfolio Management Commentary

How did the Fund perform?
•During the six-month period ended December 31, 2010, BlackRock High
Yield Municipal Fund’s (the “Fund”) Institutional Shares’ returns outpaced that of the primary benchmark, the S&P/Investortools Main Municipal
Bond Index, but lagged the secondary benchmark, the S&P/Investortools
Customized High Yield Municipal Bond Index. The Fund’s Investor A and
Investor C Shares lagged both the primary and the secondary benchmarks.
The following discussion of performance is relative to the Fund’s secondary benchmark, the S&P/Investortools Customized High Yield Municipal
Bond Index.

What factors influenced performance?
•As the municipal market rallied in the first half of the reporting period and yields fell, the Fund’s above-market duration stance and its emphasis on longer-dated securities were beneficial to performance. Fund performance also benefited from sector concentrations in health care and corporate-
related bonds, which outperformed the broad market. Finally, the Fund was aided by its underweight exposure to tobacco bonds, which suffered dispro-
portionately in relation to the rest of the municipal market due to credit downgrades by Standard & Poor’s.

•Just as the Fund’s above-market duration stance and its emphasis on longer-dated securities were beneficial to performance in the first half of the period, these same factors detracted in the second half as municipal yields rose and the yield curve steepened. In addition, the Fund’s exposure to zero-coupon bonds hurt performance, as those bonds experienced greater declines than the broad municipal market during the last two months of the period.

Describe recent Fund activity.
•Fund activity during the quarter continued to reflect efforts to maximize the
Fund’s distribution yield while maintaining a generally favorable average coupon rate and credit spread profile. To that end, we believe the primary market offered the greatest value and it was there that most new pur-
chases were concentrated. Purchases during the period included increases in exposure to the health care, transportation and industrial development sectors. Given the slowdown in new subscriptions, funding for these pur-
chases originated with the sale of existing holdings, including tobacco,
California and shorter-dated bonds.

Describe Fund positioning at period end.
•At period end, the fund remains positioned with a longer duration relative to the benchmark and an emphasis on longer-dated bonds. We believe the Fund’s credit and sector exposures, which reflect the changes already outlined, will allow the Fund to benefit fully should credit spreads resume tightening.

•In anticipation of typical liquidity needs for the end of a calendar year, the
Fund’s cash reserve level at period end was slightly higher than is typical.
The cash reserve level remained below 5%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocations	Long-Term Investments
Health	34%
Transportation	15
Corporate	14
County/City/Special District/School District	10
Utilities	10
Education	5
Housing	5
State	4
Tobacco	3

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	3%
AA/Aa	15
A	15
BBB/Baa	32
BB/Ba	5
B	4
CCC/Caa	3
Not Rated[2]	23

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2010, the market value of these securities was $10,898,073 representing 7% of the Fund’s long-term investments.

10 SEMI-ANNUAL REPORT DECEMBER 31, 2010

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in municipal bonds rated in any rating category or in unrated municipal bonds.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Customized High Yield Municipal Bond Index is a blended subset of the S&P/Investortools Main Municipal Bond Index that includes non-
insured bonds rated below BBB– or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity.
5 Commencement of Operations.

Performance Summary for the Period Ended December 31, 2010

				Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge
Institutional	5.93%	(0.71)%	5.60%	N/A	0.84%	N/A
Investor A	5.33	(0.96)	5.19	0.72%	0.53	(0.46)%
Investor C	4.92	(1.23)	4.37	3.37	(0.17)	(0.17)
S&P/Investortools Main Municipal Bond Index	—	(0.85)	2.45	N/A	3.92	N/A
S&P/Investortools Customized High Yield Municipal Bond Index	—	(0.15)	6.68	N/A	1.51	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
7 The Portfolio commenced operations on 8/01/06.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual				Hypothetical[10]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value	Expenses	Account Value	Expenses
	Account Value December 31,		Expense	Expense	Account Value	December 31, Paid During		December 31,	Paid During
	July 1, 2010	2010	and Fees[8]	and Fees[9]	July 1, 2010	2010	the Period[8]	2010	the Period[9]
Institutional	$1,000.00	$992.90	$3.82	$3.57	$1,000.00	$1,021.37	$3.87	$1,021.62	$3.62
Investor A	$1,000.00	$990.40	$5.17	$4.92	$1,000.00	$1,020.01	$5.24	$1,020.26	$4.99
Investor C	$1,000.00	$987.70	$9.02	$8.77	$1,000.00	$1,016.13	$9.15	$1,016.18	$8.89

8 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.03% for Investor A, and 1.80% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
9 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.98% for Investor A, and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
10 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 11

Fund Summary as of December 31, 2010 BlackRock New York Municipal Bond Fund

Portfolio Management Commentary

How did the Fund perform?
•For the six-month period ended December 31, 2010, BlackRock New York
Municipal Bond Fund (the “Fund”) underperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, and its secondary benchmark, the S&P/Investortools New York Municipal Bond Index. The
following discussion of relative performance pertains to the Portfolio’s sec-
ondary benchmark, the S&P/Investortools New York Municipal Bond Index.

What factors influenced performance?
•As the municipal market rallied in the first half of the reporting period and yields fell, the Fund’s above-market duration stance and its emphasis on longer-dated securities were beneficial to performance. Unfortunately, these same factors detracted in the second half as municipal yields rose and the yield curve steepened. All told, the Fund gave back more than it had gained early on, and both factors detracted over the six-month period. In addition, the Fund’s exposure to higher-quality bonds hurt performance as those bonds underperformed the broad municipal market. Finally, the Fund’s exposure to zero-coupon bonds hurt performance, as those bonds exper-
ienced greater declines than the broad municipal market during the last two months of the period.

•Fund performance benefited during the period from notable exposure to lower-quality bonds, which outperformed the market as credit spreads tightened. We also took advantage of opportunities to add economically sensitive industrial development bonds to the Fund, and these bonds outperformed the general municipal market. Finally, the Fund’s total return benefited from an above-average distribution yield.

Describe recent portfolio activity.
•The municipal market began the period with a strong supply-and-demand technical profile amid an overall low-interest-rate environment. However, during the fourth quarter, the municipal market was hit by a “perfect storm”
of rising inflation fears, rising US Treasury yields, systemic credit concerns, heavy shareholder redemptions, year-end liquidity fears and the possibility
(ultimately realized) of the demise of the Build America Bonds (BAB)
Program. The Fund bought more than it sold over the period, on balance adding bonds with above-average yields and slightly longer maturities. With much of the longer-dated new-issue bonds coming as taxable BABs, Fund purchases tended to be secondary trades and additions to existing posi-
tions. The Fund took advantage of the limited New York new-issue supply to reduce its exposure in several lower-quality and long duration holdings with poor risk/reward valuations. Whenever possible, we will continue to add new credits in order to maintain the benefits of diversification. Also, we pre-
ferred adding economically sensitive and higher yielding credits in order to benefit from further tightening in credit spreads and improvement in the economy. However, as the end of 2010 approached and municipal market volatility increased, the Fund sold out of some of the higher-quality and shorter duration bonds that had held their value. These sales allowed the
Fund to have ample cash reserves through the end of the period.

Describe Fund positioning at period end.
•The Fund ended the period with a longer duration relative to the
S&P/Investortools New York Municipal Bond Index, and with a cash reserve position below 5% of total assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Sector Allocations	Long-Term Investments
County/City/Special District/School District	20%
Health	15
Education	14
Transportation	13
Corporate	12
State	8
Housing	8
Utilities	7
Tobacco	3

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	4%
AA/Aa	30
A	34
BBB/Baa	14
BB/Ba	5
B	1
CCC/Caa	2
Not Rated[2]	10

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of December 31, 2010, the market value of these securities was $8,685,327 representing 3% of the Fund’s long-term investments.

12 SEMI-ANNUAL REPORT DECEMBER 31, 2010

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an average weighted maturity of greater than ten years.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools New York Municipal Bond Index includes all New York bonds in the S&P/Investortools Main Municipal Bond Index.

Performance Summary for the Period Ended December 31, 2010

				Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.44%	(0.98)%	2.81%	N/A	3.25%	N/A	4.10%	N/A
Investor A	3.95	(1.12)	2.43	(1.92)%	2.96	2.07%	3.82	3.37%
Investor A1	4.15	(1.03)	2.59	(1.51)	3.14	2.30	4.00	3.57
Investor B	3.88	(1.24)	2.27	(1.66)	2.72	2.38	3.57	3.57
Investor C	3.38	(1.48)	1.78	0.80	2.20	2.20	3.05	3.05
Investor C1	3.81	(1.28)	2.09	1.11	2.61	2.61	3.47	3.47
S&P/Investortools Main Municipal Bond Index	—	(0.85)	2.45	N/A	3.83	N/A	4.82	N/A
S&P/Investortools New York Municipal Bond Index	—	(0.73)	2.52	N/A	4.14	N/A	4.92	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses		Account Value	Expenses
	Account Value December 31,		Expense	Expense	Account Value	December 31, Paid During		December 31,	Paid During
	July 1, 2010	2010	and Fees[6]	and Fees[7]	July 1, 2010	2010	the Period[6]	2010	the Period[7]
Institutional	$1,000.00	$990.20	$3.61	$3.56	$1,000.00	$1,021.57	$3.67	$1,021.62	$3.62
Investor A	$1,000.00	$988.80	$5.06	$4.96	$1,000.00	$1,020.11	$5.14	$1,020.21	$5.04
Investor A1	$1,000.00	$989.70	$4.21	$4.16	$1,000.00	$1,020.97	$4.28	$1,021.02	$4.23
Investor B	$1,000.00	$987.60	$6.31	$6.26	$1,000.00	$1,018.85	$6.41	$1,018.90	$6.36
Investor C	$1,000.00	$985.20	$8.71	$8.61	$1,000.00	$1,016.43	$8.84	$1,016.53	$8.74
Investor C1	$1,000.00	$987.20	$6.71	$6.66	$1,000.00	$1,018.44	$6.82	$1,018.50	$6.77

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 1.01% for Investor A, 0.84% for Investor A1, 1.26% for Investor B,
1.74% for Investor C and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.99% for Investor A, 0.83% for Investor A1, 1.25% for Investor B,
1.72% for Investor C and 1.33% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
8 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 13

About Fund Performance

•BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, BlackRock
Share performance results are those of the Institutional Shares.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 4.25% for all Funds except BlackRock Short-Term Municipal Fund which incurs a 3.00% maximum initial sales charge and all Funds incur a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A
Shares inception date of October 2, 2006 (for all Funds except BlackRock
High Yield Municipal Fund, BlackRock Municipal Fund and BlackRock
National Municipal Fund), Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees)
restated to reflect Investor A Share fees.

•Investor A1 Shares (available only in BlackRock Short-Term Municipal
Fund and BlackRock New York Municipal Bond Fund) incur a maximum initial sales charge (front-end load) of 1% for BlackRock Short-Term
Municipal Fund and 4% for BlackRock New York Municipal Fund; and
a service fee of 0.10% per year (but no distribution fee).

•Investor B Shares (available to all Funds except BlackRock High Yield
Municipal Fund) are subject to the following maximum contingent deferred sales charges:

Maximum Contingent
Deferred Sales Charges
BlackRock Short-Term Municipal Fund	1%, declining to 0% after 3 years
BlackRock Municipal Fund	4%, declining to 0% after 6 years
BlackRock National Municipal Fund	4%, declining to 0% after 6 years
BlackRock New York Municipal Bond Fund	4%, declining to 0% after 6 years

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Short-Term Municipal Fund	0.20%	0.15%
BlackRock Municipal Fund	0.50%	0.25%
BlackRock National Municipal Fund	0.50%	0.25%
BlackRock New York Municipal Bond Fund	0.25%	0.25%

For BlackRock Short-Term Municipal Fund and BlackRock New York
Municipal Bond Fund, the shares automatically convert to Investor A1
Shares after approximately 10 years. For BlackRock Municipal Fund and
BlackRock National Municipal Fund, the shares automatically convert to
Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

•Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year. Prior to the Investor C Shares inception date of October 2,
2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor
C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•Investor C1 Shares (available to all Funds except BlackRock High Yield
Municipal Fund and BlackRock Short-Term Municipal Fund) are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Municipal Fund	0.55%	0.25%
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of each Fund are only available through exchanges and dividend reinvestments by existing share-
holders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date.

The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their origi-
nal cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses.
The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in a Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by
$1,000 and then multiply the result by the number corresponding to their
Fund and share class under the headings entitled “Expenses Paid During the
Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 15

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond
(“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Funds with eco-
nomic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates.
Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAVs per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund will benefit from the incremental net income.

Furthermore, the value of the Funds’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-
term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inop-
portune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage and may reduce investment returns.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial State-
ments, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of deriva-
tive instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments December 31, 2010 (Unaudited) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 1.1%
Arizona State Transportation Board, RB, Maricopa County
Regional Area Road, 5.00%, 7/01/12	$ 3,250	$ 3,456,667
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/12	3,160	3,299,704
Yavapai County IDA, RB, Waste Management Inc.
Project, Series A, Mandatory Put Bonds, AMT,
2.88%, 3/01/28 (a)	5,000	4,947,450
		11,703,821
California — 9.4%
California Infrastructure & Economic Development Bank,
Refunding RB, J. Paul, Series A-4, Mandatory Put Bonds,
1.65%, 10/01/47 (a)	5,500	5,516,335
California Municipal Finance Authority, RB, Waste
Management Inc. Project, Series A, Mandatory Put
Bonds, 1.63%, 2/01/19 (a)	7,000	6,999,230
California Pollution Control Financing Authority,
Refunding RB, USA Waste Services Inc., Series A,
Mandatory Put Bonds, AMT, 2.00%, 6/01/11 (a)	13,520	13,493,906
California State Department of Water Resources,
Refunding RB:
Series L, 5.00%, 5/01/12	10,000	10,543,600
Series M, 3.00%, 5/01/13	3,095	3,213,910
Series M, 5.00%, 5/01/14	35,000	38,639,300
California Statewide Communities Development Authority,
RB, Kaiser Permanente, Series A:
5.00%, 4/01/13	5,000	5,296,450
5.00%, 4/01/14	1,000	1,073,320
City & County of San Francisco California, GO, Refunding,
Series 2008-R1, 5.00%, 6/15/11	5,000	5,106,050
City of Long Beach California, Refunding RB, Series B,
AMT (NPFGC), 5.50%, 5/15/14	5,215	5,752,301
State of California, GO:
5.25%, 4/01/12 (b)	4,845	5,124,460
Various Purpose, 5.00%, 3/01/12	2,420	2,524,278
		103,283,140
Colorado — 1.2%
Adams Country Colorado School District #12, GO,
Refunding, Series A (AGM), 5.00%, 12/15/11	4,190	4,372,056
City & County of Denver Colorado, Refunding RB,
Series B (NPFGC), 5.50%, 11/15/14	3,500	3,621,520
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series B, Mandatory Put Bonds,
5.00%, 7/01/39 (a)	5,000	5,332,150
		13,325,726

	Par
Municipal Bonds	(000)	Value
Connecticut — 3.8%
Connecticut Municipal Electric Energy Cooperative,
Refunding RB, Series A (AGC), 5.00%, 1/01/14	$ 2,115	$ 2,330,053
Connecticut State Development Authority, RB, Connecticut
Light & Power, Series A, Mandatory Put Bonds, AMT,
1.40%, 4/01/10 (a)	7,600	7,599,848
State of Connecticut, GO:
BAN, Series B, 4.00%, 6/01/11	2,385	2,421,252
Economic Recovery, Series A, 5.00%, 1/01/13	11,500	12,446,795
Economic Recovery, Series A, 5.00%, 1/01/14	7,280	8,070,026
State of Connecticut, RB, Transportation Infrastructure,
Series A, 5.00%, 11/01/14	2,700	3,022,083
State of Connecticut, Special Tax Bonds, Transportation
Infrastructure, Series A, 5.00%, 11/01/13	5,000	5,504,950
		41,395,007
Delaware — 1.1%
State of Delaware, GO, Refunding, Series 2009C,
5.00%, 10/01/13	7,700	8,547,693
University of Delaware, RB, Series A, Mandatory
Put Bonds, 2.00%, 11/01/37 (a)	4,000	4,016,840
		12,564,533
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, RB, Series A,
AMT (NPFGC), 5.25%, 10/01/13	5,000	5,453,600
Florida — 4.2%
County of Escambia Florida, Refunding RB, Gulf Power Co.
Project, First Series, Mandatory Put Bonds,
2.00%, 4/01/39 (a)	9,000	9,040,860
Florida State Board of Education, GO, Refunding,
Public Education:
Series C, 5.00%, 6/01/12	5,000	5,295,800
Series G (NPFGC), 5.25%, 6/01/11	5,600	5,711,216
Florida State Department of Environmental Protection,
RB, Florida Forever, Series A, 5.00%, 7/01/13	4,675	5,055,358
Florida State Department of Environmental Protection,
Refunding RB, Series C, 4.00%, 7/01/12	8,500	8,874,255
Florida State Department of Transportation, Refunding RB,
Department of Transportation, Series A, 5.00%, 7/01/12	4,575	4,863,774
Jacksonville Electric Authority Florida, RB, Issue Three,
Series One, 4.00%, 10/01/11	2,320	2,380,598
Jacksonville Electric Authority Florida, Refunding RB,
Issue Two, 17th Series, 5.25%, 10/01/12	5,000	5,166,150
		46,388,011

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the		CIFG	CDC IXIS Financial Guaranty	IDRB	Industrial Development Revenue Bonds
Schedules of Investments, the names and descriptions of		COP	Certificates of Participation	ISD	Independent School District
many of the securities have been abbreviated according to		EDA	Economic Development Authority	LRB	Lease Revenue Bonds
the following list:		EDC	Economic Development Corp.	M/F	Multi-Family
		ERB	Education Revenue Bond	MRB	Mortgage Revenue Bonds
ACA	ACA Financial Guaranty Corp.	ERS	Extendible Reset Securities	NPFGC	National Public Finance Guarantee Corp.
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	PCRB	Pollution Control Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FHA	Federal Housing Administration	PILOT	Payment in Lieu of Taxes
AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds	RB	Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	HDA	Housing Development Agency	S/F	Single-Family
ARB	Airport Revenue Bonds	HFA	Housing Finance Agency	SAN	State Aid Notes
BAN	Bond Anticipation Notes	HRB	Housing Revenue Bonds	SONYMA	State of New York Mortgage Agency
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority	TIF	Tax Increment Financing
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 17

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 2.5%
Burke County Development Authority, Refunding RB,
Georgia Power Co. Plant Vogtle Project, Mandatory
Put Bonds, 5.05%, 11/01/48 (a)	$ 6,000	$ 6,223,920
Henry County School District, GO, Series A,
5.00%, 4/01/11	5,600	5,665,688
Private Colleges & Universities Authority, Refunding RB,
Emory University, Series A, 5.25%, 9/01/11	10,280	10,613,175
State of Georgia, GO, Series G, 4.00%, 11/01/11	5,000	5,151,400
		27,654,183
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series B, AMT,
5.00%, 7/01/13	4,000	4,301,960
Illinois — 1.1%
Illinois Finance Authority, RB, University of Chicago,
Series B, 5.00%, 7/01/13	2,000	2,193,380
Illinois Finance Authority, Refunding RB, University of
Chicago, Series A, 5.25%, 7/01/11 (b)	5,000	5,172,950
Railsplitter Tobacco Settlement Authority, RB,
4.00%, 6/01/13	5,100	5,261,262
		12,627,592
Indiana — 0.5%
Indiana Finance Authority, RB, Ascension Health Credit
Group, Mandatory Put Bonds (a):
Series A1, 3.63%, 11/15/36	4,135	4,211,332
Series A3, 5.00%, 11/01/27	1,000	1,022,490
		5,233,822
Iowa — 0.3%
Iowa Higher Education Loan Authority, RB, Private
College Facility:
4.00%, 12/01/12	1,500	1,592,445
4.00%, 12/01/13	1,150	1,244,358
		2,836,803
Kansas — 0.5%
Kansas State Department of Transportation, Refunding RB,
Series A, 5.00%, 9/01/12	5,000	5,361,300
Kentucky — 0.4%
Kentucky Economic Development Finance Authority,
Refunding RB, Baptist Healthcare System, Series A,
5.00%, 8/15/12	2,650	2,799,937
Kentucky State Property & Buildings Commission,
Refunding RB, Project No. 87 (NPFGC), 5.00%, 3/01/12	2,000	2,096,520
		4,896,457
Louisiana — 2.6%
Louisiana Offshore Terminal Authority, RB, Loop LLC
Project, Series B-1, Mandatory Put Bonds,
1.88%, 10/01/40 (a)	3,250	3,210,350
State of Louisiana, GO, Refunding:
Series A (NPFGC), 5.00%, 8/1/14	12,000	13,449,960
Series B, 5.00%, 4/15/12	4,220	4,456,024
State of Louisiana, GO, Series A, 5.00%, 5/01/13	7,075	7,718,613
		28,834,947
Maine — 0.7%
Maine Municipal Bond Bank, RB, Series D,
5.00%, 11/01/12	1,460	1,574,990
Maine Municipal Bond Bank, Refunding RB, Series F,
4.00%, 11/01/11	6,000	6,180,360
		7,755,350

	Par
Municipal Bonds	(000)	Value
Maryland — 1.9%
County of Baltimore Maryland, GO, Refunding,
Metropolitan District, 4.00%, 8/01/11	$ 2,525	$ 2,579,893
State of Maryland, GO, Refunding, State and Local
Facilities Loan, First Series B, 5.25%, 2/15/12	8,980	9,461,687
State of Maryland, GO, State & Local Facilities Loan,
2nd Series, 5.00%, 7/15/11	3,815	3,911,291
University System of Maryland, Refunding RB, Auxiliary
Facility & Tuition, Series C, 4.00%, 10/01/11	4,695	4,822,516
		20,775,387
Massachusetts — 4.1%
Commonwealth of Massachusetts, GO, Consolidated Loan,
Series A, 5.00%, 8/01/12	1,180	1,259,851
Commonwealth of Massachusetts, GO, Refunding,
Consolidated Loan, Series D (NPFGC):
5.50%, 11/01/12	4,235	4,601,370
6.00%, 11/01/13	5,000	5,660,350
Massachusetts Bay Transportation Authority, Refunding RB,
General Transportation System, Series A (FGIC),
5.80%, 3/01/12	3,745	3,973,557
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Health, Series C,
5.75%, 7/01/11 (b)	7,600	7,880,744
Massachusetts State Department of Transportation,
Refunding RB, Senior Series B, 5.00%, 1/01/14	12,155	13,252,475
University of Massachusetts Building Authority, RB,
Senior Series 1, 5.00%, 11/01/13	7,555	8,364,745
		44,993,092
Michigan — 0.9%
City of Detroit Michigan, RB, Second Lien, Series B
(FGIC), 5.50%, 7/01/11 (b)	5,000	5,178,450
Michigan Municipal Bond Authority, Refunding RB, SAN,
Series B, 5.00%, 3/21/11	5,000	5,038,600
		10,217,050
Minnesota — 2.7%
State of Minnesota, GO:
5.00%, 8/01/11 (c)	3,675	3,774,409
Highway & Various Purpose, 5.00%, 8/01/11	2,900	2,979,083
State of Minnesota, GO, Refunding, State Various
Purpose, Series D, 5.00%, 8/01/14	6,000	6,774,300
State of Minnesota, GO, Series H, 5.00%, 11/01/12	15,000	16,191,750
		29,719,542
Missouri — 1.3%
County of Jackson Missouri, RB, Harry S. Truman Sports
Complex (AMBAC), 5.00%, 12/01/12	2,000	2,142,960
Missouri State Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit, Series C-4,
Mandatory Put Bonds, 1.25%, 11/15/26 (a)	12,000	12,060,480
		14,203,440
Nebraska — 0.3%
Nebraska Public Power District, Refunding RB, General,
Series B-1 (NPFGC), 5.00%, 1/01/14	3,000	3,293,910
Nevada — 1.4%
Clark County School District, GO, Limited Tax, Building,
Series C, 5.00%, 6/15/13	6,305	6,879,133
Clark County School District, GO, Refunding, Series B
(NPFGC), 5.00%, 6/15/12	6,000	6,366,540
Truckee Meadows Water Authority, RB, Series A (AGM),
5.13%, 7/01/11 (b)	2,590	2,652,134
		15,897,807

See Notes to Financial Statements.

18 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Hampshire — 0.1%
State of New Hampshire, GO, Refunding, Capital
Improvement, Series B, 4.00%, 3/01/12	$ 1,000	$ 1,041,070
New Jersey — 5.4%
County of Essex New Jersey, GO, Improvement, Series A,
5.00%, 8/01/13	2,290	2,502,398
Gloucester County Improvement Authority, Refunding RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.63%, 12/01/29 (a)	4,625	4,600,487
New Jersey State Housing & Mortgage Finance Agency,
RB, Series B (AGM), 1.15%, 11/01/12	6,800	6,788,304
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.75%, 6/15/11 (c)	3,000	3,073,710
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series B
(NPFGC), 5.25%, 12/15/12	4,990	5,350,577
Salem County Utilities Authority, Refunding RB, Public
Service Electric and Gas Co., Series A, Mandatory
Put Bonds, 0.95%, 5/01/28 (a)	13,000	12,983,100
State of New Jersey, GO, Refunding:
4.00%, 8/01/12	7,115	7,468,687
Series Q, 4.00%, 8/15/13	15,000	16,071,600
		58,838,863
New Mexico — 1.2%
New Mexico Finance Authority, Refunding RB, Senior Lien,
Series A:
5.00%, 6/15/11	4,000	4,085,200
5.00%, 6/15/13	8,000	8,774,640
		12,859,840
New York — 12.9%
City of New York New York, GO, Refunding:
Series B, 5.25%, 8/01/11	4,000	4,111,920
Series B, 5.00%, 8/01/13	22,750	24,878,945
Series B (NPFGC), 5.75%, 8/01/13	3,050	3,257,309
Series C, 5.00%, 8/01/13	8,225	8,994,695
Series D, 5.00%, 2/01/13	2,000	2,153,860
Series H, 5.00%, 8/01/12	3,400	3,622,700
Long Island Power Authority, Refunding RB, General,
Series A (AMBAC), 5.50%, 12/01/11	1,730	1,806,189
Metropolitan Transportation Authority, RB, Transportation,
Series B, Mandatory Put Bonds, 5.00%, 11/15/16 (a)	4,000	4,129,960
New York City Transitional Finance Authority, RB, Series C,
5.50%, 2/15/12	6,000	6,326,520
New York City Transitional Finance Authority, Refunding RB,
Future Tax Secured, Sub-Series D-2, 5.00%, 11/01/12	20,315	21,894,085
New York State Dormitory Authority, RB, General Purpose,
Series E, 5.00%, 2/15/13	5,865	6,355,725
New York State Dormitory Authority, Refunding RB:
Mount Sinai School of Medicine, Series A,
5.00%, 7/01/14	1,195	1,296,025
State University Educational Facilities, 3rd General
Resolution, Series B, Mandatory Put Bonds,
5.25%, 11/15/23 (a)	6,000	6,274,620
New York State Energy Research & Development Authority,
Refunding RB, Consolidated Edison Co. of New York, Inc.
Project, Mandatory Put Bonds, AMT, 1.45%, 6/01/36 (a)	5,000	4,981,900
New York State Environmental Facilities Corp., RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.50%, 7/01/17 (a)	5,000	4,964,800
New York State Thruway Authority, RB, BAN:
3.00%, 7/15/11	2,860	2,894,892
4.00%, 7/15/11	9,000	9,177,300
New York State Thruway Authority, Refunding RB:
General, Second Series B (NPFGC), 5.00%, 4/01/13	5,550	6,033,516
Series A, 5.00%, 4/01/12	5,000	5,256,750

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York State Urban Development Corp., Refunding RB,
Service Contract, Series A-1, 5.00%, 1/01/13	$ 7,320	$ 7,851,505
State of New York, GO, Refunding, Series C,
5.00%, 4/15/12	5,285	5,582,281
		141,845,497
North Carolina — 2.6%
County of Mecklenburg, GO, Refunding, Series C,
5.00%, 2/01/13	9,400	10,220,714
County of Wake North Carolina, GO, Refunding, Series C,
5.00%, 3/01/12	5,185	5,458,198
State of North Carolina, GO, Public Improvement, Series A,
5.00%, 3/01/13	9,000	9,811,890
University of North Carolina at Chapel Hill, RB, Series A:
3.00%, 2/01/12	1,515	1,545,724
4.00%, 2/01/13	1,605	1,686,646
		28,723,172
Ohio — 3.3%
Ohio Air Quality Development Authority, Refunding PCRB,
FirstEnergy, Mandatory Put Bonds (a):
Series D, 4.75%, 8/01/29	10,000	10,377,300
2.25%, 12/01/23	5,000	4,926,750
Ohio Air Quality Development Authority, Refunding RB,
Ohio Power Co. Galvin Project, Series A, Mandatory
Put Bonds, AMT, 2.88%, 12/01/27 (a)	8,000	7,900,000
Ohio State University, Refunding RB, Series A,
5.00%, 12/01/12	4,000	4,293,840
Ohio State Water Development Authority, RB, Water Quality,
Loan Fund, 5.00%, 12/01/11	5,000	5,209,600
State of Ohio, GO, Common Schools, Series A,
5.00%, 3/15/11 (c)	3,875	3,912,084
		36,619,574
Oregon — 0.8%
City of Portland Oregon, Refunding RB, Second Lien,
Series A, 5.00%, 3/01/14	4,950	5,499,648
County of Gilliam Oregon, RB, Waste Management Inc.
Project, Mandatory Put Bonds, 1.70%, 10/01/18 (a)	1,000	999,850
Oregon State Department of Administrative Services, COP,
Refunding, Series A (AGM), 5.00%, 5/01/11	1,725	1,751,582
		8,251,080
Pennsylvania — 5.7%
City of Philadelphia Pennsylvania, Refunding RB, Series A
(AGM), 5.00%, 6/15/13	9,000	9,732,960
Commonwealth of Pennsylvania, GO:
First Series, 5.00%, 3/15/13	7,455	8,123,341
First, Series A, 5.00%, 2/15/13	8,280	8,998,373
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 7/15/12	2,500	2,667,550
Second Series (NPFGC), 5.00%, 7/01/12	13,000	13,850,850
Pennsylvania Economic Development Financing
Authority, RB:
Convention Center Project, Series A, 5.00%, 6/15/12	4,000	4,227,840
Waste Management Inc. Project, 2.75%, 9/01/13	4,250	4,212,642
Waste Management Inc. Project, Mandatory
Put Bonds, 2.63%, 12/01/33 (a)	3,500	3,518,480
Pennsylvania Higher Educational Facilities Authority, RB,
Series AH, 4.00%, 6/15/11	3,650	3,708,473
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Bonds, Refunding, Philadelphia Funding
Program, 5.00%, 6/15/13	3,085	3,364,285
		62,404,794
Rhode Island — 0.1%
State of Rhode Island, GO, Refunding, Consolidated
Capital Development Loan, Series A, 5.00%, 7/15/11	1,000	1,024,800

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 19

Schedule of Investments (continued) BlackRock Short-Term Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds	(000)	Value
South Carolina — 0.8%
South Carolina State Public Service Authority,
Refunding RB, Series A, 5.00%, 1/01/12	$ 3,000	$ 3,133,260
State of South Carolina, GO, State Highway, Series B,
4.50%, 4/01/12	6,000	6,119,820
		9,253,080
Tennessee — 1.4%
County of Shelby Tennessee, GO, Refunding, Series A
(AMBAC), 5.00%, 4/01/12	4,000	4,223,720
Metropolitan Government of Nashville & Davidson County
Tennessee, GO, 5.00%, 4/01/12 (b)	2,000	2,107,600
Metropolitan Government of Nashville & Davidson County
Tennessee, Refunding RB (NPFGC), 5.00%, 1/01/14	8,110	8,984,988
		15,316,308
Texas — 8.1%
City of Dallas Texas, GO, 5.00%, 2/15/12	4,775	5,013,511
City of El Paso Texas, Refunding RB, Series A,
4.00%, 3/01/14	2,000	2,152,360
County of Harris Texas, Refunding RB, Toll Road,
Senior Lien, Series B-1 (NPFGC), 5.00%, 8/15/14	1,295	1,449,714
Dallas ISD, GO, Refunding, 4.50%, 2/15/12	6,000	6,257,700
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, Methodist Hospital System:
5.00%, 6/01/12	3,450	3,634,230
5.00%, 6/01/13	10,000	10,812,600
Harris County Health Facilities Development Corp.,
Refunding RB, St. Luke’s Episcopal Hospital, Series A,
5.38%, 8/15/11 (b)	5,500	5,672,480
Lower Colorado River Authority, Refunding RB,
5.00%, 5/15/13	6,000	6,513,180
Matagorda County Navigation District No. 1, Refunding RB,
AEP Texas Central Co. Project, Mandatory Put Bonds,
5.13%, 6/01/30 (a)	5,000	5,068,200
North Texas Tollway Authority, RB, System, First Tier,
Series L-2, Mandatory Put Bonds, 6.00%, 1/01/38 (a)	3,700	4,000,144
State of Texas, GO, Refunding Public Finance Authority:
5.00%, 10/01/12	11,170	12,004,846
Series A, 4.00%, 10/01/11	3,750	3,851,550
Series A, 5.00%, 10/01/12	3,500	3,764,145
Texas A&M University, RB, Financing System, Series D,
5.00%, 5/15/13	3,325	3,641,407
Texas A&M University, Refunding RB, Financing System,
Series B, 5.00%, 5/15/12	4,000	4,238,560
Texas Public Finance Authority, RB, Unemployment
Compensation, Series A, 5.00%, 7/01/13	10,000	10,948,700
		89,023,327
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/13	1,400	1,524,180
State of Utah, GO, Series C, 3.00%, 7/01/12	7,500	7,770,675
		9,294,855
Virginia — 6.1%
County of Fairfax Virginia, GO, Refunding, Public
Improvement, Series A, 5.25%, 4/01/12	3,940	4,173,642
County of Fairfax Virginia, GO, Series D:
4.00%, 10/01/11	8,380	8,608,858
5.00%, 10/01/13	10,000	11,100,900
Louisa IDA, RB, Virginia Electric & Power Co.
Project, Series A, Mandatory Put Bonds, AMT,
1.38%, 9/01/30 (a)	7,000	7,001,400
Virginia College Building Authority, RB, 21st Century
College & Equipment, Series F-1, 4.00%, 2/01/12	7,200	7,470,792

Municipal Bonds	(000)	Value
Virginia (concluded)
Virginia College Building Authority, Refunding RB,
Public Higher Education Financing, Series B,
5.00%, 9/01/13	$ 8,935	$ 9,841,455
Virginia Public Building Authority, RB:
Series B, 5.00%, 8/01/12	7,185	7,671,209
Series C, 5.00%, 8/01/12	1,000	1,067,670
Virginia Public School Authority, RB, School Educational
Technology Notes, Series IX, 5.00%, 4/15/12	4,065	4,297,640
Virginia Public School Authority, Refunding RB, Series A,
5.00%, 8/01/12	1,000	1,068,820
Virginia Resources Authority, Refunding RB, Series A,
4.00%, 10/01/12	4,145	4,380,229
		66,682,615
Washington — 2.5%
City of Seattle Washington, GO, Refunding, Limited Tax,
Series B, 5.00%, 8/01/13	5,000	5,510,250
City of Seattle Washington, Refunding RB, Improvement,
Series B, 5.00%, 2/01/14	10,000	11,086,700
State of Washington, GO, Refunding, Various Purpose,
Series R-2011B, 5.00%, 7/01/14	10,000	11,207,200
		27,804,150
Wisconsin — 0.5%
City of Madison Wisconsin, GO, Refunding, Promissory
Notes, Series E, 4.00%, 10/01/12	5,000	5,294,100
Total Long-Term Investments
(Cost — $1,043,203,596) — 95.2%		1,046,993,605
Short-Term Securities
Illinois — 1.8%
Regional Transit Authority, Refunding RB, VRDN, ERS,
Series B, 1.50%, 1/03/11 (d)	20,000	20,000,000
Virginia — 1.8%
Louisa IDA, IDB, RB, VRDN, Virginia Electric & Power Co.
Project, Series A, Mandatory Put Bonds, AMT
2.50%, 2/03/11 (d)	20,000	20,000,000
	Shares
Money Market Fund — 0.1%
FFI Institutional Tax-Exempt Fund, 0.18% (e)(f)	226,455	226,455
Total Short-Term Securities
(Cost — $40,226,455) — 3.7%		40,226,455
Total Investments (Cost — $1,083,430,051*) — 98.9%		1,087,220,060
Other Assets Less Liabilities — 1.1%		12,112,059
Net Assets — 100.0%		$1,099,332,119

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,083,430,051
Gross unrealized appreciation	$ 5,263,065
Gross unrealized depreciation	(1,473,056)
Net unrealized appreciation	$ 3,790,009

See Notes to Financial Statements.

20 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (concluded) BlackRock Short-Term Municipal Fund

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security is collateralized by Municipal or US Treasury obligations.
(d) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at December 31,
Affiliate	2010	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	25,582,016	(25,355,561)	226,455	$57,712

(f) Represents the current yield as of report date.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2010 in deter-
mining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:[1]
Long-Term
Investments	—	$1,046,993,605	—	$1,046,993,605
Short-Term
Securities	$ 226,455	40,000,000	—	40,226,455
Total	$ 226,455	$1,086,993,605	—	$1,087,220,060

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 21

Schedule of Investments December 31, 2010 (Unaudited) BlackRock Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.2%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$ 1,350	$ 1,417,730
Alaska — 1.0%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek
Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,177,260
6.00%, 9/01/32	5,250	5,603,745
		7,781,005
Arizona — 0.5%
State of Arizona, COP, Department of Administration,
Series A (AGM):
5.00%, 10/01/27	2,375	2,343,009
5.25%, 10/01/28	1,025	1,027,767
		3,370,776
California — 14.5%
Antelope Valley Community College District, GO, Election
of 2004, Series B (NPFGC), 5.25%, 8/01/39	1,050	1,031,646
Arcadia Unified School District California, GO, CAB,
Election of 2006, Series A (AGM), 7.13%, 8/01/39 (a)	2,800	378,000
Cabrillo Community College District California,
GO, CAB, Election of 2004, Series B (NPFGC),
7.04%, 8/01/37 (a)	4,100	650,957
California Health Facilities Financing Authority,
Refunding RB, St. Joseph Health System, Series A,
5.75%, 7/01/39	1,000	1,006,010
City of San Jose California, GO, Libraries, Parks, and
Public Safety Project (NPFGC), 5.00%, 9/01/30	3,700	3,699,741
City of San Jose California, Refunding RB, Series A, AMT
(AMBAC), 5.50%, 3/01/32	6,285	5,903,375
Coast Community College District California, GO,
Refunding, CAB, Election of 2002, Series C (AGM) (a):
5.87%, 8/01/13	6,475	5,041,370
6.97%, 8/01/36	5,800	1,005,082
Fresno Unified School District California, GO, Election
of 2001:
Series D (NPFGC), 5.00%, 8/01/27	5,070	4,980,109
Series E (AGM), 5.00%, 8/01/30	1,500	1,479,660
Hesperia Public Financing Authority California,
Tax Allocation Bonds, Redevelopment & Housing
Projects, Series A (Syncora), 5.50%, 9/01/27	10,000	8,484,500
Los Angeles Department of Airports, RB, Los Angeles
International, Sub-Series B, 5.00%, 5/15/35	5,000	4,698,150
Los Angeles Municipal Improvement Corp., RB, Series B1
(NPFGC), 4.75%, 8/01/37	9,550	8,268,294
Modesto Schools Infrastructure Financing Agency,
Special Tax Bonds (AMBAC), 5.50%, 9/01/36	8,965	7,644,545
Mount Diablo Unified School District California, GO,
Election of 2002 (NPFGC), 5.00%, 7/01/27	7,250	6,997,265
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
6.84%, 8/01/38 (a)	4,900	766,507
Orange County Sanitation District, COP, Series B (AGM),
5.00%, 2/01/31	1,380	1,384,250
Palm Springs Financing Authority, Refunding RB,
Convention Center Project, Series A (NPFGC),
5.50%, 11/01/35	6,190	5,845,774
Palomar Community College District, GO, CAB, Election
of 2006, Series B, 6.87%, 8/01/39 (b)	15,000	5,267,250
Rialto Unified School District California, GO, CAB, Series A
(NPFGC), 7.10%, 6/01/25 (a)	11,685	4,506,087
Roseville Joint Union High School District California, GO,
Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	5,000	4,922,500

	Par
Municipal Bonds	(000)	Value
California (concluded)
Sacramento Unified School District California, GO,
Election of 1999, Series B (NPFGC), 5.00%, 7/01/26 $	5,015	$ 5,022,874
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	2,685	2,674,931
San Jose Unified School District Santa Clara County
California, GO, Election of 2002, Series B (NPFGC),
5.00%, 8/01/29	3,650	3,652,811
Tahoe-Truckee Unified School District, GO, School Facility
Improvement District 2, Election of 2002, Series A
(NPFGC), 5.25%, 8/01/29	2,535	2,542,757
Tustin Unified School District California, Special Tax Bonds,
Senior Lien, Community Facilities District 97-1, Series A
(AGM), 5.00%, 9/01/32	7,730	7,484,031
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,549,122
		106,887,598
Florida — 8.8%
Collier County School Board, COP (AGM),
5.00%, 2/15/23	2,000	2,059,120
County of Broward Florida, RB, Series A,
5.25%, 10/01/34	1,450	1,456,293
County of Duval Florida, COP, Master Lease Program
(AGM), 5.00%, 7/01/33	7,050	6,546,630
County of Miami-Dade Florida, GO, Building Better
Communities Program, Series B-1, 5.75%, 7/01/33	2,400	2,475,120
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.75%, 6/01/39	4,885	4,971,416
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/26	7,000	6,905,080
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/27	5,495	5,376,857
Water & Sewer System (AGM), 5.00%, 10/01/39	7,150	6,937,287
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, AMT (AGC), 5.00%, 10/01/40	7,380	6,537,721
Florida Housing Finance Corp., Refunding RB, Homeowner
Mortgage, Series 4, AMT (Ginnie Mae), 5.15%, 7/01/37	3,860	3,880,304
Hillsborough County Aviation Authority Florida, RB,
Series A, AMT (AGC), 5.38%, 10/01/33	5,000	4,745,000
Miami-Dade County School Board, COP, Refunding,
Series B (AGC), 5.25%, 5/01/31	2,500	2,505,850
Orange County School Board, COP, Series A (NPFGC),
5.00%, 8/01/32	6,975	6,570,799
Sarasota County Public Hospital District, RB, Sarasota
Memorial Hospital Project, Series A, 5.63%, 7/01/39	500	502,515
South Florida Water Management District, COP (AGC),
5.00%, 10/01/22	3,500	3,595,935
		65,065,927
Georgia — 4.4%
County of DeKalb Georgia, Refunding RB, Series B (AGM),
5.25%, 10/01/32	1,500	1,542,075
Gwinnett County Hospital Authority, Refunding RB,
Gwinnett Hospital System, Series D (AGM),
5.50%, 7/01/41	475	458,014
Municipal Electric Authority of Georgia, RB, Series Y
(AMBAC):
6.40%, 1/01/11 (c)	90	90,000
6.40%, 1/01/13	5,740	6,008,747
6.40%, 1/01/13 (d)	340	359,067
Municipal Electric Authority of Georgia, Refunding RB,
Series EE (AMBAC), 7.00%, 1/01/25	20,000	24,471,200
		32,929,103

See Notes to Financial Statements.

22 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois — 8.1%
Chicago Park District, GO, Harbor Facilities, Series C,
5.25%, 1/01/40	$ 1,000	$ 968,190
City of Chicago Illinois, ARB, General, Third Lien,
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,690	18,137,557
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC),
6.50%, 1/01/33 (a)	22,500	5,508,225
City of Chicago Illinois, GO, Refunding:
Series A (AGM), 5.00%, 1/01/25	5,000	4,901,400
Series C (NPFGC), 5.00%, 1/01/31	5,000	4,585,500
City of Chicago Illinois, RB, Series A (BHAC),
5.50%, 1/01/38	3,000	3,031,230
County of Cook Illinois, GO, Refunding, Series A,
5.25%, 11/15/33	2,300	2,278,702
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	4,200	4,163,628
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	3,125	3,126,781
Illinois State Toll Highway Authority, Refunding RB,
Senior Series A-1, 5.00%, 1/01/31	5,000	4,739,650
Metropolitan Pier & Exposition Authority, RB, CAB,
McCormick Place Expansion Project, Series A (NPFGC),
6.48%, 6/15/30 (a)	10,000	2,891,700
Metropolitan Pier & Exposition Authority, Refunding RB,
CAB, McCormick Place Expansion Project, Series B
(AGM) (a):
6.22%, 6/15/27	2,250	821,182
6.73%, 6/15/44	5,950	649,800
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	4,500	4,289,985
		60,093,530
Indiana — 0.9%
Indiana Municipal Power Agency, RB, Series B,
5.75%, 1/01/34	700	708,050
Indianapolis Local Public Improvement Bond Bank,
RB, Waterworks Project, Series 2007-L (NPFGC),
5.25%, 7/01/23	2,500	2,588,000
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	3,150	3,252,816
		6,548,866
Iowa — 0.8%
Iowa Finance Authority, RB, Series A (AGC),
5.63%, 8/15/37	5,600	5,767,216
Maryland — 1.7%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
5.75%, 9/01/39	7,110	7,397,671
Maryland Health & Higher Educational Facilities Authority,
RB, University of Maryland Medical System, Series B
(NPFGC), 7.00%, 7/01/22	4,400	5,043,544
		12,441,215
Massachusetts — 3.9%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	3,934,320
S/F Housing, Series 128, 4.80%, 12/01/27 (e)	2,845	2,689,094
S/F Housing, Series 128, 4.88%, 12/01/38 (e)	6,510	5,820,331
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	4,785	4,782,464
Series C, 5.35%, 12/01/42	1,950	1,775,787

	Par
Municipal Bonds	(000)	Value
Massachusetts (concluded)
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	$ 7,000	$ 7,068,600
Massachusetts Water Resources Authority, Refunding RB,
General, Series A (NPFGC), 5.00%, 8/01/34	2,800	2,813,916
		28,884,512
Michigan — 3.1%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	675	719,381
Second Lien, Series B (AGM), 7.00%, 7/01/36	350	392,077
Senior Lien, Series A (NPFGC), 5.00%, 7/01/30	1,500	1,365,840
System, Second Lien, Series B (NPFGC),
5.00%, 7/01/36	3,500	3,095,680
City of Detroit Michigan, Refunding RB, Second Lien,
Series E (BHAC), 5.75%, 7/01/31	4,000	4,087,880
Kalamazoo Hospital Finance Authority, RB, Bronson
Methodist Hospital (AGM), 5.25%, 5/15/36	750	708,803
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,800	1,724,760
Michigan Strategic Fund, Refunding RB, Detroit Edison Co.
Project, Series A, AMT (Syncora), 5.50%, 6/01/30	11,845	10,676,017
		22,770,438
Mississippi — 0.8%
Harrison County Wastewater Management District,
Refunding RB, Wastewater Treatment Facilities, Series A
(FGIC), 8.50%, 2/01/13 (d)	1,320	1,465,900
Mississippi Development Bank Special Obligation,
Refunding RB, Jackson Mississippi Water and Sewer
System (AGM), 5.00%, 9/01/34	4,500	4,255,065
		5,720,965
Nevada — 1.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts
Center, 6.00%, 4/01/34	1,450	1,527,880
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/34	3,125	3,323,500
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A
(AGC), 5.25%, 7/01/39	3,300	3,118,566
Southwest Gas Corp. Project, Series D, AMT (NPFGC),
5.25%, 3/01/38	1,200	1,066,524
System, Subordinate Lien, Series C (AGM),
5.00%, 7/01/26	2,350	2,285,774
		11,322,244
New Jersey — 8.5%
Cape May County Industrial Pollution Control Financing
Authority, Refunding RB, Atlantic City Electric Co.,
Series A (NPFGC), 6.80%, 3/01/21	6,810	8,069,986
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM):
5.80%, 11/01/21	3,125	3,548,531
5.80%, 11/01/22	8,310	9,398,278
5.80%, 11/01/23	4,340	4,894,261
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A
(NPFGC), 5.25%, 7/01/33	26,500	26,500,000
New Jersey EDA, Refunding RB, School Facilities
Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	1,400	1,441,496
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.38%, 10/01/28	1,870	1,986,613
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM),
6.78%, 12/15/34 (a)	11,000	2,225,960
Transportation System, Series A, 5.88%, 12/15/38	4,255	4,482,515
		62,547,640

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 23

Schedule of Investments (continued) BlackRock Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 7.3%
City of New York New York, GO, Series C (Syncora),
5.63%, 3/15/18	$ 5	$ 5,232
City of Niagara Falls New York, GO, Public Improvement
(NPFGC), 6.90%, 3/01/24	5	5,004
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	700	743,953
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	16,830	16,856,928
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(NPFGC), 5.25%, 3/15/34	9,900	9,904,950
Sales Tax Asset Receivable Corp., RB, Series A:
(AMBAC), 5.00%, 10/15/32	15,650	15,680,987
(NPFGC), 5.00%, 10/15/20	10,000	10,584,200
		53,781,254
North Carolina — 0.8%
North Carolina HFA, RB, Home Ownership, Series 14A,
AMT (AMBAC), 5.35%, 1/01/22	2,380	2,385,236
North Carolina Medical Care Commission, RB, Novant
Health Obligation, Series A, 4.75%, 11/01/43	3,950	3,364,412
		5,749,648
North Dakota — 0.2%
North Dakota State HFA, RB, Housing Finance Program,
Series C, AMT (AMBAC), 5.30%, 7/01/22	1,825	1,859,711
Ohio — 0.2%
Ohio Higher Educational Facility Commission,
Refunding RB, Summa Health System, 2010
Project (AGC), 5.25%, 11/15/40	1,775	1,673,736
Oregon — 0.6%
Port of Portland Oregon, Refunding RB, International
Airport, Series 7-B, AMT (NPFGC), 7.10%, 1/01/12 (c)	3,865	4,108,070
Pennsylvania — 1.7%
City of Philadelphia Pennsylvania, RB, 12th Series B
(NPFGC), 7.00%, 5/15/20 (d)	4,670	5,724,206
Pennsylvania Turnpike Commission, RB, CAB,
Sub-Series E, 6.01%, 12/01/38 (b)	1,250	852,450
Philadelphia Redevelopment Authority, RB, Neighborhood
Transformation, Series A (NPFGC), 5.50%, 4/15/20	3,830	3,937,967
Philadelphia School District, GO, Series E,
6.00%, 9/01/38	2,300	2,382,570
		12,897,193
Puerto Rico — 1.5%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	7,100	7,545,028
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC) (a):
6.56%, 8/01/41	11,000	1,530,100
6.64%, 8/01/43	15,000	1,787,100
		10,862,228
South Carolina — 0.3%
South Carolina State Public Service Authority, RB, Santee
Cooper, Series A, 5.50%, 1/01/38	2,300	2,396,600

	Par
Municipal Bonds	(000)	Value
Texas — 10.3%
City of Houston Texas, COP, Series J (AMBAC),
6.25%, 12/15/13	$ 3,500	$ 3,854,935
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC), 6.00%, 11/15/35	3,650	3,964,557
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, AMT:
Improvement, Joint, Series B (AGM),
5.25%, 11/01/22	2,000	2,024,900
Series A (NPFGC), 6.00%, 11/01/28	25,950	25,969,981
Series A (NPFGC), 5.50%, 11/01/33	2,000	1,909,820
Lewisville ISD Texas, GO, Refunding, CAB, School Building
(NPFGC), 5.06%, 8/15/24 (a)	8,110	4,104,633
Mansfield ISD Texas, GO, School Building (PSF-GTD),
5.00%, 2/15/33	3,000	3,056,820
North Texas Tollway Authority, Refunding RB:
CAB, System, First Tier Series I (AGC),
6.27%, 1/01/15 (b)	10,000	7,741,100
First Tier, Series A, 6.00%, 1/01/28	1,000	1,024,860
System, First Tier (NPFGC), 5.75%, 1/01/40	7,700	7,406,322
System, First Tier, Series A (AMBAC), 5.63%, 1/01/33	2,040	1,959,257
System, First Tier, Series B (NPFGC), 5.75%, 1/01/40	9,870	9,493,558
Texas Department of Housing & Community Affairs, MRB,
Series A, AMT (NPFGC):
5.45%, 9/01/23	1,750	1,760,658
5.50%, 3/01/26	2,230	2,235,553
		76,506,954
Utah — 0.9%
Utah Transit Authority, RB, Series A (AGM),
5.00%, 6/15/36	4,000	4,027,120
Utah Transit Authority, Refunding RB, CAB, Sub-Series A
(NPFGC), 6.21%, 6/15/36 (a)	11,930	2,516,395
		6,543,515
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C,
AMT (AGM), 5.50%, 11/01/38 (e)	1,120	1,096,480
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	600	617,388
Washington — 1.7%
Chelan County Public Utility District No. 1, RB,
Chelan Hydro System, Series A, AMT (AMBAC),
5.45%, 7/01/37	10,710	9,959,979
Washington Health Care Facilities Authority, RB,
Providence Health & Services, Series A:
5.00%, 10/01/39	1,950	1,850,238
5.25%, 10/01/39	1,075	1,051,500
		12,861,717
Wisconsin — 2.0%
City of Superior Wisconsin, Refunding RB, Midwest Energy
Resources, Series E (NPFGC), 6.90%, 8/01/21	9,000	11,080,350
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit Group,
5.00%, 11/15/33	2,400	2,314,608
Wisconsin Housing & EDA, Refunding RB, Series E, AMT,
5.50%, 9/01/38	1,030	1,079,430
		14,474,388
Total Municipal Bonds — 86.4%		638,977,647

See Notes to Financial Statements.

24 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock Municipal Fund
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
California — 2.0%
San Diego County Water Authority, COP, Refunding,
Series 2008-A (AGM), 5.00%, 5/01/33	$ 4,500	$ 4,428,315
Sequoia Union High School District California, GO,
Refunding, Election of 2004, Series B (AGM),
5.50%, 7/01/35	10,055	10,135,500
		14,563,815
Colorado — 0.2%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	1,580	1,603,138
District of Columbia — 1.3%
Metropolitan Washington Airports Authority, RB, Series B,
AMT (AGM), 5.00%, 10/01/36	10,000	9,379,572
Florida — 3.7%
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/33	10,000	9,421,400
City of Tallahassee Florida, RB (NPFGC),
5.00%, 10/01/37	10,000	9,683,900
Jacksonville Electric Authority Florida, RB, Sub-Series A,
5.63%, 10/01/32	6,300	6,614,559
Orange County School Board, COP, Series A (NPFGC),
5.00%, 8/01/30	2,000	1,927,340
		27,647,199
Illinois — 0.7%
City of Chicago Illinois, Refunding RB, Second Lien (AGM),
5.25%, 11/01/33	5,000	4,986,450
Louisiana — 1.6%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	11,950	11,813,890
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	15,000	15,147,000
New Jersey — 1.9%
New Jersey State Turnpike Authority, RB, Series C (AGM),
5.00%, 1/01/30	13,500	13,695,210
New York — 2.3%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	2,010	2,146,519
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.25%, 10/15/27	13,931	14,483,732
		16,630,251
Ohio — 0.1%
State of Ohio, RB, Cleveland Clinic Health, Series B,
5.50%, 1/01/34	1,000	1,024,690
Texas — 2.5%
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse
(PSF-GTD), 5.00%, 2/15/32	10,000	10,200,100
Harris County Cultural Education Facilities Finance
Corp., RB, Hospital, Texas Children’s Hospital Project,
5.50%, 10/01/39	8,500	8,510,880
		18,710,980

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
Washington — 1.4%
State of Washington, GO, Series D (AGM),
5.00%, 1/01/28	$10,000	$ 10,170,200
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	2,499	2,424,096
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 20.0%		147,796,491
Total Long-Term Investments
(Cost — $801,835,782) — 106.4%		786,774,138
Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.18% (g)(h)	14,851,433	14,851,433
Total Short-Term Securities
(Cost — $14,851,433) — 2.0%		14,851,433
Total Investments (Cost — $816,687,215*) — 108.4%		801,625,571
Other Assets Less Liabilities — 1.4%		10,383,861
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (9.8)%		(72,827,007)
Net Assets — 100.0%		$739,182,425

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 745,857,539
Gross unrealized appreciation	$ 15,384,541
Gross unrealized depreciation	(32,366,812)
Net unrealized depreciation	$ (16,982,271)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Security is collateralized by Municipal or US Treasury Obligations.
(e) Variable rate security. Rate shown is as of report date.
(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 25

Schedule of Investments (concluded) BlackRock Municipal Fund

(g) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at			Shares Held at	Value at
	June 30,	Shares	Shares	December 31,	December 31	Realized
Affiliate	2010	Purchased	Sold	2010	2010	Loss	Income
Black Rock Insured
Municipal Term Trust, Inc.	204,800	—	(204,800)	—		$(213,126)	$89,498
FFI Institutional
Tax-Exempt Fund	16,338,498	—	(1,487,065)[1]	14,851,433	$14,851,433	—	$14,541
[1] Represents net shares sold.

(h) Represents the current yield as of report date.
•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in deter-
mining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 786,774,138	—	$ 786,774,138
Short-Term
Securities	$ 14,851,433	—	—	14,851,433
Total	$ 14,851,433	$ 786,774,138	—	$ 801,625,571

1 See above Schedule of Investments for values in each state or political subdivision, excluding security types in Level 1 within the table.

See Notes to Financial Statements.

26 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments December 31, 2010 (Unaudited) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 1.3%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$19,030	$ 18,314,091
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC), 6.00%, 6/01/39	10,235	10,748,490
Courtland IDB Alabama, RB, International Paper Co.
Projects, Series A, 6.25%, 11/01/33	2,530	2,588,645
Courtland IDB, Refunding RB, AMT:
Champion International Corp. Project,
6.00%, 8/01/29	185	182,928
International Paper Co., Series B, 6.25%, 8/01/25	750	752,603
		32,586,757
Arizona — 1.4%
Maricopa County & Phoenix Industrial Development
Authorities, Refunding RB, S/F, Series A-2, AMT
(Ginnie Mae), 5.80%, 7/01/40	2,745	2,794,218
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A, 6.75%, 7/01/29	3,100	2,074,613
Peoria Improvement District No. 8401 Arizona, Special
Assessment Bonds:
No. 8801, 7.30%, 1/01/11	395	395,000
No. 8802, 7.20%, 1/01/13	510	519,889
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	3,785	3,831,404
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	8,525	8,428,156
Pima County IDA, Refunding RB, Tucson Electric
Power Co., San Juan, Series A, 4.95%, 10/01/20	9,425	9,286,829
Pinal County IDA Arizona, RB, San Manuel Facility Project,
AMT, 6.25%, 6/01/26	500	416,455
Prescott Valley Improvement District Arizona, Special
Assessment Bonds, Sewer Collection System Roadway
Repair, 7.90%, 1/01/12	60	62,993
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	3,000	3,092,280
5.75%, 7/15/24	2,125	2,189,813
		33,091,650
California — 15.3%
Cabrillo Community College District, GO, Election of 2004,
Series B (NPFGC), 5.00%, 8/01/36	10,000	9,857,500
California Health Facilities Financing Authority, RB, Sutter
Health, Series A, 6.25%, 8/15/35	2,500	2,507,775
California Health Facilities Financing Authority,
Refunding RB, Catholic Healthcare West:
Series A, 6.00%, 7/01/39	11,905	12,175,124
Series E, 5.63%, 7/01/25	15,000	15,495,900
California State Public Works Board, RB, Various
Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	10,000	9,948,500
Sub-Series I-1, 6.38%, 11/01/34	7,455	7,661,727
California Statewide Communities Development Authority,
RB, Health Facility, Memorial Health Services, Series A,
6.00%, 10/01/23	9,880	10,227,183
California Statewide Communities Development Authority,
Refunding RB, Catholic Healthcare West, Series B,
5.50%, 7/01/30	3,000	3,000,000
Chula Vista Community Facilities District California,
Special Tax Bonds, District No. 06-1, Eastlake-Woods,
Improvement Area A, 6.15%, 9/01/26	3,215	3,224,034
City of Bakersfield California, RB, Series A (AGM),
5.00%, 9/15/28	8,840	8,706,693
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	4,875	5,168,329

Municipal Bonds	(000)	Value
California (concluded)
City of Los Angeles California, Refunding RB,
Sub-Series A, 5.00%, 6/01/28	$ 4,000	$ 4,032,720
City of Roseville California, Special Tax Bonds, Stoneridge
Community Facilities No. 1, 6.30%, 9/01/11 (a)	2,500	2,649,050
County of Sacramento California, RB, Subordinated and
Passenger Facility Charges/Grant, Series C,
6.00%, 7/01/39	13,265	13,775,437
Imperial Irrigation District, Refunding RB, System,
5.13%, 11/01/38	20,250	19,851,277
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
6.00%, 9/01/34	2,685	2,789,447
6.00%, 9/01/39	9,450	9,797,760
Modesto Irrigation District, COP:
Capital Improvements, Series A, 6.00%, 10/01/39	9,775	10,200,017
Series B, 5.50%, 7/01/35	15,000	15,220,800
Orange County Water District, COP, Series B (NPFGC),
5.00%, 8/15/34	12,400	12,047,716
Pittsburg Redevelopment Agency, Tax Allocation Bonds,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	10,000	10,611,300
Pittsburg Unified School District, COP, 6.20%, 9/01/34	10,465	10,470,860
Port of Oakland, RB, Series K, AMT (NPFGC),
5.88%, 11/01/30	2,950	2,949,971
San Diego County Water Authority, COP, Refunding,
Series 2002-A (NPFGC), 5.00%, 5/01/32	10,000	9,472,000
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	24,300	25,784,730
San Francisco City & County Airports Commission,
Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	8,913,932
5.75%, 5/01/23	17,000	18,070,320
San Francisco City & County Redevelopment Agency,
Special Tax Bonds, Community Facilities District
No. 6-Mission, Series A:
6.00%, 8/01/21	5,000	5,001,100
6.00%, 8/01/25	2,550	2,449,377
San Francisco Uptown Parking Corp. California, RB,
Union Square (NPFGC), 6.00%, 7/01/20	1,075	1,120,516
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	10,576,000
Santa Clara County Financing Authority, Refunding LRB,
Series L, 5.25%, 5/15/36	12,000	11,639,280
Santa Margarita Water District California, Special
Tax Bonds, Refunding, Facilities District No. 99-1,
6.20%, 9/01/20	2,650	2,690,386
State of California, GO, Various Purpose:
6.00%, 3/01/33	16,000	16,545,280
6.50%, 4/01/33	38,000	40,723,080
Tuolumne Wind Project Authority, RB, Tuolumne Co.
Project, Series A, 5.88%, 1/01/29	16,130	17,018,602
		372,373,723
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health
Initiatives, Series D, 6.25%, 10/01/33	3,520	3,744,189
Colorado Housing & Finance Authority, RB, S/F Program,
Senior Series B-3, 6.55%, 10/01/16	105	109,269
Colorado Housing & Finance Authority, Refunding RB,
S/F Program:
Senior Series A-2, AMT, 7.50%, 4/01/31	135	141,361
Senior Series A-3, 7.35%, 10/01/30	60	62,870
Senior Series C-3 (FHA), 6.75%, 10/01/21	235	255,111
Senior Series C-3 (FHA), 7.15%, 10/01/30	55	56,078
Series B-2, AMT, 7.10%, 4/01/17	45	46,568
Series B-2, AMT, 7.25%, 10/01/31	430	440,784
Series C-2, AMT (FHA), 7.25%, 10/01/31	165	165,934

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 27

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Colorado (concluded)
Elk Valley Public Improvement Corp., RB, Public
Improvement Fee:
Series A, 7.35%, 9/01/31	$ 7,560	$ 7,955,766
Series B, 7.45%, 9/01/31	705	742,372
Plaza Metropolitan District No. 1 Colorado, Tax Allocation
Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	7,700	7,575,722
Subordinate, 8.13%, 12/01/25	1,885	1,692,504
		22,988,528
Connecticut — 0.1%
Connecticut State Development Authority, RB, Bridgeport,
AMT (AMBAC), 6.15%, 4/01/35	1,250	1,210,125
Connecticut State Health & Educational Facility
Authority, RB, Bridgeport Hospital, Series A (NPFGC),
6.63%, 7/01/18	1,000	1,012,360
Connecticut State Health & Educational Facility Authority,
Refunding RB (Radian), 6.63%, 7/01/26	640	640,141
		2,862,626
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	12,000	11,517,480
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	9,000	7,964,640
		19,482,120
District of Columbia — 1.4%
District of Columbia, RB, Series A, 5.50%, 12/01/30	17,000	18,044,140
District of Columbia Water & Sewer Authority, RB, Series A:
6.00%, 10/01/35	7,630	8,251,998
5.50%, 10/01/39	6,475	6,684,531
		32,980,669
Florida — 7.8%
Anthem Park Community Development District, Special
Assessment Bonds, 5.80%, 5/01/36 (b)(c)	1,815	1,188,698
County of Escambia Florida, RB, International Paper Co.
Projects, Series B, 6.25%, 11/01/33	7,500	7,673,850
County of Lee Florida, RB, Series A, AMT (AGM),
6.00%, 10/01/29	13,015	13,082,678
County of Miami-Dade Florida, GO, Building Better
Communities Program:
Series B, 6.38%, 7/01/28	7,750	8,478,112
Series B-1, 6.00%, 7/01/38	25,000	26,612,000
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, Series A-1,
5.50%, 10/01/30	8,855	8,836,227
Series C, 6.00%, 10/01/23	20,000	22,272,200
Fiddlers Creek Community Development District No. 2,
Special Assessment Bonds (b)(c):
Series A, 6.38%, 5/01/35	6,850	2,187,890
Series B, 5.75%, 5/01/13	555	177,267
Florida Housing Finance Corp., RB, Homeowner Mortgage,
Series 3, AMT (NPFGC), 6.35%, 7/01/28	510	533,827
Florida Housing Finance Corp., Refunding RB, AMT,
Homeowner Mortgage:
Series 1 (Ginnie Mae), 6.00%, 7/01/39	4,265	4,386,425
Series 4 (AGM), 6.25%, 7/01/22	290	293,637
Harbor Bay Community Development District Florida,
Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	886,502
Highland Meadows Community Development
District, Special Assessment Bonds, Series A,
5.50%, 5/01/36 (b)(c)	1,090	420,032

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	$ 6,000	$ 5,427,960
Series B, 7.13%, 4/01/30	7,750	7,011,115
Jacksonville Economic Development Commission, RB:
Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	2,000	2,014,340
Mayo Clinic, Series A (NPFGC), 5.50%, 11/15/36	1,000	1,007,170
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	8,225	8,857,256
Sub-Series A, 5.63%, 10/01/32	10,525	11,050,513
Jacksonville Electric Authority Florida, Refunding RB,
Series D, 5.00%, 10/01/39	1,795	1,762,618
Jacksonville Port Authority, RB, AMT (AGC),
6.00%, 11/01/38	8,105	8,174,460
Lee County Housing Finance Authority, RB, Multi-County
Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	560	596,624
Lexington Oaks Community District, Special Assessment
Bonds, Series A, 6.70%, 5/01/33	1,075	1,084,008
Orange County Health Facilities Authority, RB, The Nemours
Foundation Project, Series A, 5.00%, 1/01/39	5,000	4,789,450
Orange County School Board, COP, Series A (AGC),
5.50%, 8/01/34	11,100	11,343,090
Orlando Urban Community Development District Florida,
Special Assessment Bonds, Capital Improvement,
Series A, 6.95%, 5/01/11 (a)	930	955,166
Panther Trace II Community Development District,
Special Assessment Bonds, Special Assessment,
5.13%, 11/01/13	8,020	7,063,214
Santa Rosa County School Board, COP, Refunding,
Series 2 (NPFGC), 5.25%, 2/01/26	2,000	2,038,280
Sarasota County Public Hospital District, RB, Sarasota
Memorial Hospital Project, Series A, 5.63%, 7/01/39	14,570	14,643,287
St. Lucie West Services District, Refunding RB, Senior Lien
(NPFGC), 6.00%, 10/01/22	2,000	2,046,040
Sterling Hill Community Development District,
Special Assessment Bonds, Refunding, Series B,
5.50%, 11/01/10 (b)(c)	165	115,401
Watergrass Community Development District, Special
Assessment Bonds, Series B:
5.13%, 11/01/14	1,000	611,000
6.96%, 11/01/17	2,280	2,058,247
		189,678,584
Georgia — 2.9%
City of Atlanta Georgia, RB, General, Series B, AMT
(NPFGC), 5.63%, 1/01/30	20,000	20,124,000
City of Atlanta Georgia, Refunding RB, General, Series C,
6.00%, 1/01/30	25,000	26,464,250
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	3,535	3,442,772
Fulton County Residential Care Facilities for the Elderly
Authority, Refunding RB, Canterbury Court Project,
Series A, 6.00%, 2/15/22	2,250	2,099,273
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	10,959,200
Richmond County Development Authority, RB, Recovery
Zone Facility, International Paper Co., Series B,
6.25%, 11/01/33	3,625	3,709,027
Rockdale County Development Authority, RB, Visy Paper
Project, Series A, AMT, 6.13%, 1/01/34	5,000	4,581,600
		71,380,122

See Notes to Financial Statements.

28 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois — 8.4%
Bolingbrook Special Service Area No. 1, Special
Tax Bonds, Forest City Project, 5.90%, 3/01/27	$ 1,000	$ 795,880
Chicago Park District, GO, Harbor Facilities, Series C,
5.25%, 1/01/37	12,135	11,816,214
Chicago Transit Authority, RB, Federal Transit Administration
Section 5309, Series A (AGC), 6.00%, 6/01/26	12,425	13,662,903
City of Chicago Illinois, ARB, General, Third Lien,
Series B-2, AMT (Syncora), 6.00%, 1/01/29	55,000	56,177,000
City of Chicago Illinois, Refunding RB, Second Lien,
5.25%, 11/01/38	12,870	12,831,647
City of Chicago Illinois, Special Assessment Bonds,
Lake Shore East, 6.75%, 12/01/32	2,000	1,829,660
County of Cook Illinois, RB, Navistar International Corp.
Project, Recovery Zone Facility, 6.50%, 10/15/40	6,500	6,467,825
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D,
6.50%, 11/01/38	5,700	6,095,694
Community Rehabilitation Providers Facilities,
Series A, 6.50%, 7/01/22	3,140	2,967,708
Navistar International, Recovery Zone,
6.50%, 10/15/40	4,500	4,477,725
Roosevelt University Project, 6.50%, 4/01/39	8,000	8,185,200
Rush University Medical Center Obligation Group,
Series A, 7.25%, 11/01/30	6,900	7,627,053
Rush University Medical Center Obligation Group,
Series B, 7.25%, 11/01/30	5,280	5,836,354
Rush University Medical Center, Series C,
6.38%, 11/01/29	2,860	2,976,745
University of Chicago, Series B, 6.25%, 7/01/38	20,000	22,060,000
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,400	9,883,254
OSF Healthcare System, 7.00%, 11/15/27	3,335	3,431,048
OSF Healthcare System, 7.13%, 11/15/35	1,790	1,832,477
OSF Healthcare System, 6.00%, 5/15/39	6,000	5,627,820
Railsplitter Tobacco Settlement Authority, RB,
6.00%, 6/01/28	8,750	8,573,775
Village of Hodgkins Illinois, RB, Metropolitan Biosolids
Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,001,200
Village of Wheeling Illinois, Tax Allocation Bonds, North
Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,540	1,379,932
		204,537,114
Indiana — 3.1%
Indiana Finance Authority, RB, Trinity Health, Series A,
5.63%, 12/01/38	10,000	10,292,500
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B,
6.00%, 8/01/39	8,335	8,686,070
Improvement, U.S. Steel Corp., 6.00%, 12/01/26	10,500	10,106,145
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	10,500	10,925,670
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	34,125	35,238,840
		75,249,225
Kansas — 0.0%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage-
Backed Securities, Series A1, AMT (Ginnie Mae),
6.95%, 6/01/29	685	721,606
Kentucky — 0.8%
Kentucky Economic Development Finance Authority,
RB, Louisville Arena, Sub-Series A-1 (AGC),
6.00%, 12/01/42	2,500	2,561,550

	Par
Municipal Bonds	(000)	Value
Kentucky (concluded)
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	$ 5,000	$ 4,937,500
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	12,000	12,335,280
		19,834,330
Louisiana — 0.8%
Louisiana HFA, RB, S/F, Series D-2, AMT (Ginnie Mae),
5.80%, 6/01/20	145	149,708
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp.:
Projects, 6.75%, 11/01/32	3,500	3,517,395
Series A, 6.50%, 8/01/29	6,665	6,656,669
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp.:
Series A-1, 6.50%, 11/01/35	8,360	8,276,734
		18,600,506
Maryland — 0.4%
Maryland Community Development Administration, HRB,
Series B, AMT, 6.15%, 1/01/21	730	730,818
Maryland Community Development Administration, RB,
Waters Landing II Apartments, Series A, Mandatory
Put Bonds, AMT, 5.88%, 8/01/33 (d)	1,000	1,008,620
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,424,580
Transportation Facilities Project, Series A,
5.75%, 6/01/35	2,350	2,209,282
Maryland Health & Higher Educational Facilities Authority,
Refunding RB, Charlestown Community, 6.25%, 1/01/41 5,000		4,887,500
		10,260,800
Massachusetts — 0.2%
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	5,000	5,399,300
Michigan — 2.8%
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	2,170	2,200,271
Eastern Michigan University, Refunding RB, General
(AMBAC), 6.00%, 6/01/24	415	420,412
Flint Hospital Building Authority Michigan, Refunding RB,
Hurley Medical Center, 6.00%, 7/01/20	2,635	2,499,824
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	14,565	13,894,282
Michigan State Building Authority, Refunding RB, Facilities
Program, Series I:
6.00%, 10/15/38	10,875	11,340,559
6.25%, 10/15/38	6,250	6,616,125
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A,
5.25%, 11/15/32	5,500	5,025,735
Hospital, Henry Ford Health, 5.75%, 11/15/39	7,360	7,021,219
Royal Oak Hospital Finance Authority Michigan,
Refunding RB:
William Beaumont Hospital, 8.25%, 9/01/39	15,195	17,481,088
William Beaumont, Series W, 6.00%, 8/01/39	2,640	2,586,830
		69,086,345
Minnesota — 1.1%
City of Eden Prairie Minnesota, RB, Rolling Hills Project,
Series A (Ginnie Mae), 6.15%, 8/20/31	1,000	1,053,210
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services:
Series A, 6.75%, 11/15/32	4,800	5,166,096
Series B (AGC), 6.50%, 11/15/38	14,660	15,614,219

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 29

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Minnesota (concluded)
Minneapolis & St. Paul Metropolitan Airports Commission,
RB, Sub-Series D, AMT (NPFGC) (a):
5.75%, 1/01/11	$ 470	$ 470,000
5.75%, 1/01/11	470	470,000
5.75%, 1/01/11	2,060	2,060,000
Ramsey County Housing & Redevelopment Authority
Minnesota, RB, Hanover Townhouses Project, AMT,
6.00%, 7/01/31	1,110	1,111,887
		25,945,412
Mississippi — 0.1%
County of Warren Mississippi, Refunding RB, International
Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	1,718,207
Missouri — 0.0%
City of Fenton Missouri, Tax Allocation Bonds, Refunding,
Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	1,052,880
Multi-State — 0.1%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (e)(f)	1,866	1,734,963
Nevada — 4.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts
Center, 6.00%, 4/01/34	10,000	10,537,100
City of Reno Nevada, Special Assessment Bonds,
Somerset Parkway, 6.63%, 12/01/22	1,675	1,501,185
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/38	26,000	27,558,440
County of Clark Nevada, RB, Series B:
5.13%, 7/01/36	20,000	18,489,000
5.75%, 7/01/42	37,400	38,216,442
County of Clark Nevada, Special Assessment Bonds,
Special Improvement District No. 142, Local
Improvement, 6.38%, 8/01/23	1,450	1,323,995
Nevada Housing Division, RB, Multi-Unit Housing,
Series A, AMT (Freddie Mac), 6.30%, 4/01/32	4,950	4,952,228
		102,578,390
New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB,
Public Service Co. of New Hampshire Project, Series C
(NPFGC), 5.45%, 5/01/21	2,000	2,024,440
New Jersey — 0.9%
New Jersey EDA, RB, Cedar Crest Village Inc. Facility,
Series A, 7.25%, 11/15/11 (a)	3,300	3,526,314
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,000	7,773,920
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	1,870	2,104,068
7.50%, 12/01/32	7,200	7,873,200
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, Series B (AGM), 6.25%, 11/01/26	640	640,512
		21,918,014
New Mexico — 0.1%
County of Santa Fe New Mexico, RB (AGM),
6.00%, 2/01/27	250	280,678
New Mexico Mortgage Finance Authority, RB, S/F Mortgage
Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	1,630	1,740,106
		2,020,784
New York — 5.2%
City of New York New York, GO, Series E-1,
6.25%, 10/15/28	7,600	8,391,540
Long Island Power Authority, Refunding RB, General,
Series A, 6.00%, 5/01/33	40,800	43,520,952
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	17,420	19,269,133

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	$ 4,300	$ 4,445,942
6.88%, 11/01/38	5,700	5,917,341
New York City Industrial Development Agency, RB,
Special Needs Facilities Pooled Program, Series C-1,
6.00%, 7/01/12	1,295	1,289,212
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	13,900	14,844,088
New York State Dormitory Authority, Refunding RB,
State University Educational Facilities, Series A,
7.50%, 5/15/13	3,000	3,414,480
New York State Urban Development Corp., RB, State
Personal Income Tax, Series B, 5.00%, 3/15/37	10,000	9,970,300
Oneida County Industrial Development Agency New York,
RB, Civic Facility, Faxton Hospital, Series C (Radian),
6.63%, 1/01/15	1,885	1,899,175
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	3,250	3,365,570
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.50%, 1/01/13 (a)	8,095	8,959,060
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1, 6.00%, 7/01/12	300	298,659
		125,585,452
North Carolina — 0.4%
Columbus County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, International
Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,069,540
North Carolina HFA, RB, Homeownership Ownership,
Series 9A, AMT, 5.80%, 1/01/20	3,020	3,118,059
North Carolina Medical Care Commission, RB, First
Mortgage (a):
Forest at Duke Project, 6.38%, 9/01/12	1,000	1,087,610
Givens Estates Project, Series A, 6.50%, 7/01/13	2,500	2,842,950
		10,118,159
Ohio — 2.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series B, 5.25%, 9/01/27	14,345	14,671,492
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.50%, 5/01/34	21,850	22,405,864
Ohio HFA, Refunding RB, Residential Mortgage Backed,
Series C, AMT (Ginnie Mae), 5.90%, 9/01/35	420	426,506
Ohio State Water Development Authority, Refunding RB,
FirstEnergy Nuclear Generation Corp. Project, Series A,
Mandatory Put Bonds (d):
5.88%, 6/01/33	8,300	9,052,146
3.38%, 7/01/33	16,000	15,805,920
		62,361,928
Oregon — 0.0%
City of Portland Oregon, HRB, Lovejoy Station Apartments
Project, AMT (NPFGC), 5.90%, 7/01/23	500	500,380
Pennsylvania — 3.0%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	7,250	4,861,850
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	8,975	8,865,415
Cumberland County Municipal Authority, Refunding RB,
Diakon Lutheran, 6.50%, 1/01/39	2,245	2,246,818
Dauphin County General Authority, Refunding RB,
Pinnacle Health System Project, Series A:
6.00%, 6/01/29	8,000	8,083,680
6.00%, 6/01/36	2,775	2,774,833

See Notes to Financial Statements.

30 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Delaware County IDA Pennsylvania, Refunding RB,
Resource Recovery Facility, Series A, 6.10%, 7/01/13	$ 5,200	$ 5,199,636
Lancaster County Hospital Authority, RB, Brethren Village
Project, Series A:
6.25%, 7/01/26	1,160	1,133,042
6.50%, 7/01/40	2,500	2,315,700
Pennsylvania Economic Development Financing
Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	10,000	10,764,000
American Water Co. Project, 6.20%, 4/01/39	2,475	2,580,089
Pennsylvania HFA, Refunding RB, S/F Mortgage,
Series 62A, AMT, 5.45%, 10/01/29	3,000	2,999,910
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 6/01/39	18,865	18,375,076
Philadelphia Authority for Industrial Development, RB,
Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,810
Sayre Health Care Facilities Authority, Refunding RB,
Guthrie Health, Series A, 5.88%, 12/01/31	1,085	1,090,295
		72,556,154
Puerto Rico — 2.9%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series B, 6.50%, 7/01/37	15,000	16,039,200
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing
Authority, RB, Hospital De La Concepcion, Series A,
6.13%, 11/15/25	4,000	4,051,160
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	20,000	21,608,200
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C:
5.38%, 8/01/38	14,105	13,584,384
6.00%, 8/01/39	15,800	16,133,696
		71,416,640
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	6,250	6,936,312
Rhode Island Health & Educational Building Corp.,
Refunding RB, Public Schools Financing Program,
Series E (AGC), 6.00%, 5/15/29	11,070	11,733,536
		18,669,848
South Carolina — 0.4%
Medical University Hospital Authority, Refunding RB,
Series A (a):
6.38%, 8/15/12	5,400	5,888,322
6.50%, 8/15/12	2,450	2,676,478
		8,564,800
Tennessee — 0.4%
Memphis-Shelby County Airport Authority, RB, AMT:
Series B, 5.75%, 7/01/25	2,000	2,016,020
Series D (AMBAC), 6.00%, 3/01/24	715	716,087
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, Methodist Healthcare (a):
6.50%, 9/01/12	2,920	3,197,838
6.50%, 9/01/12	4,380	4,796,757
		10,726,702
Texas — 10.6%
Austin Texas Convention Enterprises Inc., RB, First Tier,
Series A (a):
6.60%, 1/01/11	5,300	5,300,000
6.70%, 1/01/11	2,300	2,300,000

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Bexar County Health Facilities Development Corp. Texas,
Refunding RB, Army Retirement Residence Project,
6.30%, 7/01/12 (a)	$ 1,750	$ 1,899,748
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36 (d)	3,000	2,795,640
Brazos River Harbor Navigation District, Refunding RB,
Dow Chemical Co. Project, Series A7, AMT,
6.63%, 5/15/33	6,865	6,881,888
City of Houston Texas, RB, Subordinate Lien, Series A,
AMT (AGM), 5.63%, 7/01/30	1,150	1,131,290
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC), 6.00%, 11/15/35	23,900	25,959,702
County of Montgomery Texas, GO, Series 08-B,
5.13%, 3/01/31	5,000	5,027,800
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, Series A, AMT (NPFGC),
6.00%, 11/01/24	30,000	30,033,900
Gulf Coast Waste Disposal Authority, Refunding RB,
Series A, AMT, 6.10%, 8/01/24	4,025	4,027,737
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, St. Luke’s, 5.63%, 2/15/25	10,000	10,453,100
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	3,900	4,241,757
La Vernia Higher Education Finance Corp., RB, KIPP Inc.,
6.25%, 8/15/39	1,000	971,400
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	5,430	4,846,492
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	7,300	7,566,596
North Texas Tollway Authority, RB, Toll, Second Tier,
Series F, 6.13%, 1/01/31	16,865	16,990,982
North Texas Tollway Authority, Refunding RB, System,
First Tier, 6.00%, 1/01/34	11,355	11,380,322
Port of Bay City Authority Texas, RB, Hoechst Celanese
Corp. Project, AMT, 6.50%, 5/01/26	7,495	7,365,861
State of Texas, GO, Transportation Commission,
Mobility Fund, 5.00%, 4/01/37	12,750	12,816,937
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	40,000	40,876,400
Tarrant County Cultural Education Facilities Finance Corp.,
Refunding RB, Northwest Senior Housing, Edgemere
Project, Series A, 6.00%, 11/15/26	2,200	2,171,048
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	20,000	20,248,800
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	20,350	20,451,546
Texas State University Systems, RB, Series A,
5.00%, 3/15/35	10,685	10,699,852
		256,438,798
Washington — 1.5%
Port of Seattle Washington, Refunding RB, Intermediate
Lien, Series B, 5.00%, 6/01/40	20,075	19,152,955
Seattle Housing Authority Washington, HRB, Replacement
Housing Projects, 6.13%, 12/01/32	4,355	3,935,309
Seattle Housing Authority Washington, RB, Newholly
Project, AMT, 6.25%, 12/01/35	2,750	2,268,970
Washington Health Care Facilities Authority, Refunding RB,
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	10,655,400
		36,012,634

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 31

Schedule of Investments (continued) BlackRock National Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Wisconsin — 1.5%
State of Wisconsin, Refunding RB, Series A,
6.00%, 5/01/36	$12,500	$ 13,404,000
Wisconsin Health & Educational Facilities Authority, RB:
Health Facilities, SSM Health Care, Series A,
5.25%, 6/01/34	8,360	8,107,612
SynergyHealth Inc., 6.00%, 11/15/23	5,010	5,127,334
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	10,000	9,698,500
Wisconsin Housing & EDA, RB, Series C, AMT,
6.00%, 9/01/36	440	458,027
		36,795,473
Wyoming — 0.4%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	10,000	10,054,500
Total Municipal Bonds — 84.8%		2,059,908,563
Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
Arizona — 2.2%
Salt River Project Agricultural Improvement & Power
District, RB, Series A:
5.00%, 1/01/37	13,217	13,178,945
5.00%, 1/01/38	26,745	26,627,298
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/35	13,700	13,700,000
		53,506,243
Arkansas — 0.9%
University of Arkansas, RB, Various Facilities,
UAMS Campus (NPFGC), 5.00%, 3/01/36	21,290	21,077,952
California — 7.4%
Anaheim Public Financing Authority, RB, Distribution
System, Second Lien (BHAC), 5.00%, 10/01/34	10,995	10,918,545
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	19,510	18,670,094
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	20,000	19,711,000
Metropolitan Water District of Southern California, RB,
Series A:
5.00%, 1/01/39	10,000	10,019,600
(AGM), 5.00%, 7/01/30	4,999	5,018,600
Metropolitan Water District of Southern California,
Refunding RB:
Series B, 5.00%, 7/01/35	4,999	5,018,600
Series C, 5.00%, 7/01/35	13,375	13,439,287
San Diego Community College District California,
GO (AGM):
Election of 2002, 5.00%, 5/01/30	20,000	19,925,000
Election of 2006, 5.00%, 8/01/32	18,000	17,928,540
San Diego Public Facilities Financing Authority,
Refunding RB, Series B, 5.38%, 8/01/34	15,000	15,314,550
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	23,000	23,136,390
University of California, RB, Series O, 5.25%, 5/15/39	20,695	20,945,150
		180,045,356
Florida — 3.7%
Florida State Board of Education, GO:
Capital Outlay 2008, Series E, 5.00%, 6/01/37	39,730	39,440,368
Series 2006C, 5.00%, 6/01/37	49,996	49,631,675
		89,072,043

Municipal Bonds Transferred	Par
to Tender Option Bond Trusts (g)	(000)	Value
Indiana — 1.8%
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	$20,640	$ 19,867,651
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, PILOT, Infrastructure Project, Series F
(AGM), 5.00%, 1/01/35	23,550	23,130,104
		42,997,755
Nebraska — 0.4%
Omaha Public Power District, RB, Series A,
5.00%, 2/01/43	10,000	9,904,900
New York — 1.6%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 5.13%, 6/15/34	8,935	8,946,486
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City Municipal
Water Project, Series K, 5.00%, 6/15/28	30,000	30,738,900
		39,685,386
Ohio — 0.8%
County of Hamilton Ohio, Refunding RB, Sub-Series A
(AGM), 5.00%, 12/01/32	20,000	20,019,400
Pennsylvania — 0.7%
Pennsylvania HFA, Refunding RB, Series 105C,
5.00%, 10/01/39	19,470	18,501,173
Texas — 4.1%
City of Houston Texas, Refunding RB, Combined, First Lien,
Series A:
(AGC), 5.38%, 11/15/38	26,160	26,715,115
(NPFGC), 5.13%, 5/15/28	20,000	20,329,600
City of San Antonio Texas, Refunding RB:
5.00%, 2/01/17 (a)	12,000	12,113,700
5.00%, 2/01/32	12,000	12,113,700
Dallas Area Rapid Transit, Refunding RB, Senior Lien
(AMBAC), 5.00%, 12/01/36	27,860	27,698,628
		98,970,743
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 23.6%		573,780,951
Total Long-Term Investments
(Cost — $2,636,817,499) — 108.4%		2,633,689,514
Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.18% (h)(i)	29,958,892	29,958,892
Total Short-Term Securities
(Cost — $29,958,892) — 1.2%		29,958,892
Total Investments (Cost — $2,666,776,391*) — 109.6%		2,663,648,406
Other Assets Less Liabilities — 2.2%		54,605,058
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (11.8)%		(288,076,277)
Net Assets — 100.0%		$2,430,177,187

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,378,711,185
Gross unrealized appreciation	$ 36,121,809
Gross unrealized depreciation	(39,095,386)
Net unrealized depreciation	$ (2,973,577)

See Notes to Financial Statements.

32 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (concluded) BlackRock National Municipal Fund

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Variable rate security. Rate shown is as of report date.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(h) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at December 31,
Affiliate	2010	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	115,316,742	(85,357,850) 29,958,892		$150,246

(i) Represents the current yield as of report date.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$2,633,689,514	—	$2,633,689,514
Short-Term
Securities	$ 29,958,892	—	—	29,958,892
Total	$ 29,958,892	$2,633,689,514	—	$2,663,648,406

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 33

Schedule of Investments December 31, 2010 (Unaudited) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 1.6%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$ 710	$ 683,290
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	1,000	950,220
5.25%, 1/01/20	500	463,830
4.75%, 1/01/25	260	213,377
		2,310,717
Arizona — 5.3%
Maricopa County IDA Arizona, RB, Arizona Charter Schools
Project, Series A:
6.63%, 7/01/20	140	107,250
6.75%, 7/01/29	300	200,769
Phoenix IDA Arizona, Refunding RB, America West
Airlines Inc. Project, AMT, 6.30%, 4/01/23	1,000	835,700
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	780	789,563
Pima County IDA, RB, Tucson Electric Power Co., Series A,
5.25%, 10/01/40	1,390	1,213,192
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	290	286,706
Queen Creek Improvement District No. 1, Special
Assessment Bonds, 5.00%, 1/01/32	500	451,795
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	750	650,955
5.00%, 12/01/37	3,180	2,697,975
University Medical Center Corp. Arizona, RB,
6.25%, 7/01/29	180	186,352
		7,420,257
Arkansas — 0.5%
Benton County Public Facilities Board, Refunding RB,
BCCSO Project, Series A, 6.00%, 6/01/40	750	729,773
California — 6.3%
California Health Facilities Financing Authority,
Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	265	271,013
St. Joseph Health System, 5.75%, 7/01/39	1,000	1,006,010
California Pollution Control Financing Authority, RB,
Waste Management Inc. Project, Series C, AMT,
5.13%, 11/01/23	750	741,270
California Pollution Control Financing Authority,
Refunding RB, Waste Management Inc. Project,
Series B, AMT, 5.00%, 7/01/27	1,000	949,350
California Statewide Communities Development Authority,
RB, John Muir Health, 5.13%, 7/01/39	425	385,781
California Statewide Communities Development Authority,
Refunding RB:
American Baptist Homes of the West,
6.25%, 10/01/39	575	540,029
Senior Living, Southern California, 6.63%, 11/15/24	650	675,760
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	500	530,085
City of Roseville California, Special Tax Bonds,
Fiddyment Ranch Community Facilities District No. 1,
5.25%, 9/01/36	465	367,201
Lammersville School District Community Facilities District,
Special Tax Bonds, District No. 2002, Mountain House,
5.13%, 9/01/35	325	254,813
Oakland Unified School District Alameda County
California, GO, Election of 2006, Series A,
6.13%, 8/01/29	1,000	1,013,580

	Par
Municipal Bonds	(000)	Value
California (concluded)
Roseville Finance Authority, Special Tax Bonds, Refunding,
Senior Lien, Series A (AMBAC), 4.50%, 9/01/33	$ 725	$ 541,009
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,400	1,447,712
Temecula Public Financing Authority, Special Tax Bonds,
Refunding, Harveston, Sub-Series B, 5.10%, 9/01/36	180	138,955
		8,862,568
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Total
Longterm Care National Obligated Group Project,
Series A, 6.00%, 11/15/30	590	561,709
E-470 Public Highway Authority, Refunding RB, CAB,
7.08%, 9/01/35 (a)	1,305	204,337
Regional Transportation District, RB, Denver Transport
Partners, 6.00%, 1/15/41	1,000	979,530
		1,745,576
Connecticut — 1.1%
Harbor Point Infrastructure Improvement District,
Tax Allocation Bonds, Harbor Point Project, Series A,
7.88%, 4/01/39	1,050	1,075,956
Mohegan Tribe of Indians of Connecticut, RB, Public
Improvement, Priority Distribution, 6.25%, 1/01/31	605	472,511
		1,548,467
Delaware — 0.9%
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,480	1,309,741
District of Columbia — 3.4%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,510	1,488,845
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	310	310,688
7.50%, 1/01/39	500	501,535
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC),
6.54%, 10/01/30 (a)	3,005	823,941
First Senior Lien, Series A, 5.00%, 10/01/39	85	81,493
First Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,594,769
		4,801,271
Florida — 6.2%
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	315	299,893
Florida Housing Finance Corp., HRB, Willow Lake
Apartments, Series J-1, AMT (AMBAC), 5.35%, 7/01/27	2,400	2,152,248
Highland Meadows Community Development District,
Special Assessment Bonds, Special Assessment,
Series A, 5.50%, 5/01/36 (b)(c)	490	188,821
Hillsborough County IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,250	1,130,825
Tampa General Hospital Project, 5.25%, 10/01/41	1,000	868,890
Jacksonville Economic Development Commission, RB,
Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	300	240,408
Lee County IDA Florida, RB, Series A, Lee Charter
Foundation, 5.38%, 6/15/37	570	438,963
Palm Beach County Health Facilities Authority, RB,
Acts Retirement Life Community, 5.50%, 11/15/33	1,500	1,391,415
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28	500	234,330
Sarasota County Health Facilities Authority, Refunding RB,
Village On The Isle Project:
5.50%, 1/01/27	210	181,967
5.50%, 1/01/32	190	158,886
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	815	626,947

See Notes to Financial Statements.

34 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Tolomato Community Development District,
Special Assessment Bonds, Special Assessment,
6.65%, 5/01/40	$ 700	$ 474,985
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	650	321,327
		8,709,905
Georgia — 2.2%
Clayton County Development Authority, RB, Delta Air
Lines Inc. Project, Series A, 8.75%, 6/01/29	635	737,610
County of Clayton Georgia, Tax Allocation Bonds,
Ellenwood Project, 7.50%, 7/01/33	465	423,871
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	1,240	1,207,648
Gainesville & Hall County Development Authority,
Refunding RB, Acts Retirement Life Community,
Series A-2, 6.63%, 11/15/39	220	222,547
Richmond County Development Authority, RB, International
Paper Co. Projects, Series A, AMT, 5.00%, 8/01/30	500	430,950
		3,022,626
Guam — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 6.00%, 7/01/25	235	235,963
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	103,112
6.75%, 11/15/29	150	160,298
7.00%, 11/15/39	160	172,971
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	440	429,229
		1,101,573
Idaho — 0.2%
Power County Industrial Development Corp., RB,
FMC Corp. Project, AMT, 6.45%, 8/01/32	265	261,041
Illinois — 4.8%
City of Chicago Illinois, Refunding RB, American
Airlines Inc. Project, 5.50%, 12/01/30	1,000	812,570
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series A,
5.13%, 6/01/35 (b)(c)	90	49,369
Navistar International, Recovery Zone,
6.50%, 10/15/40	565	562,203
Roosevelt University Project, 6.50%, 4/01/44	830	845,961
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,400	1,387,876
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	955,620
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	955,850
Metropolitan Pier & Exposition Authority, Refunding RB,
CAB, McCormick Place Expansion Project, Series B
(AGM), 6.25%, 6/15/44 (a)	3,455	377,321
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	355	345,340
6.00%, 6/01/28	390	382,145
		6,674,255
Indiana — 0.6%
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc.:
5.38%, 9/15/22	185	167,682
5.50%, 9/15/31	525	424,342
Vigo County Hospital Authority Indiana, RB, Union
Hospital Inc. (d):
5.70%, 9/01/37	155	132,243
5.75%, 9/01/42	190	161,369
		885,636

	Par
Municipal Bonds	(000)	Value
Iowa — 0.3%
Iowa Finance Authority, Refunding RB, Development,
Care Initiatives Project, Series A, 5.00%, 7/01/19	$ 500	$ 435,000
Kansas — 1.3%
Kansas Development Finance Authority, Refunding RB,
Lifespace Communities Inc., Series S, 5.00%, 5/15/30	2,000	1,800,080
Kentucky — 0.8%
Kentucky Economic Development Finance Authority,
Refunding RB:
Norton Healthcare Inc., Series B (NPFGC),
5.89%, 10/01/24 (a)	250	107,000
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,050	1,036,875
		1,143,875
Louisiana — 0.7%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp. Projects, 6.75%, 11/01/32	1,000	1,004,970
Maryland — 4.5%
County of Howard Maryland, Refunding RB, Vantage
House Facility, Series A, 5.25%, 4/01/33	500	378,215
Gaithersburg Maryland, Refunding RB, Asbury Maryland
Obligation, Series B, 6.00%, 1/01/23	750	752,070
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,424,580
Transportation Facilities Project, Series A,
5.75%, 6/01/35	265	249,132
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,415	1,346,259
Maryland Health & Higher Educational Facilities
Authority, RB, Washington Christian Academy,
5.25%, 7/01/18 (b)(c)	250	107,100
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Doctor’s Community Hospital, 5.75%, 7/01/38	890	780,388
University of Maryland Medical System,
5.00%, 7/01/34	280	264,121
Maryland State Energy Financing Administration, RB,
Cogeneration, AES Warrior Run, AMT, 7.40%, 9/01/19	1,000	999,950
		6,301,815
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB,
Series A:
Foxborough Regional Charter School,
7.00%, 7/01/42	350	356,556
Linden Ponds Inc. Facility, 5.75%, 11/15/35	500	354,670
Massachusetts Development Finance Agency, Refunding
RB, Eastern Nazarene College, 5.63%, 4/01/29	500	436,210
		1,147,436
Michigan — 1.6%
Advanced Technology Academy, RB, 6.00%, 11/01/37	275	232,017
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	165	167,302
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation, Series A,
5.00%, 8/15/38	310	199,287
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Henry Ford Health, 5.75%, 11/15/39	585	558,072
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	915	1,052,662
		2,209,340

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 35

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Missouri — 0.7%
City of Kansas City Missouri, Tax Allocation
Bonds, Kansas City MainCor Project, Series A,
5.25%, 3/01/18	$ 600	$ 567,366
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A,
8.25%, 5/15/39	435	446,910
		1,014,276
Multi-State — 0.2%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (d)(e)	280	260,244
Nevada — 2.0%
County of Clark Nevada, RB:
Series B, 5.75%, 7/01/42	2,800	2,861,124
Southwest Gas Corp. Project, Series A, AMT (FGIC),
4.75%, 9/01/36	20	16,297
		2,877,421
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority,
Refunding RB:
Dartmouth-Hitchcock, 6.00%, 8/01/38	435	455,454
Havenwood-Heritage Heights, Series A,
5.40%, 1/01/30	500	432,165
		887,619
New Jersey — 3.5%
Burlington County Bridge Commission, Refunding RB,
The Evergreens Project, 5.63%, 1/01/38	750	614,040
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	650	615,095
Continental Airlines Inc. Project, AMT,
6.63%, 9/15/12	1,380	1,394,518
Continental Airlines Inc. Project, AMT,
6.40%, 9/15/23	1,000	957,200
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	580	652,599
New Jersey Health Care Facilities Financing
Authority, RB, Pascack Valley Hospital Association,
6.63%, 7/01/36 (b)(c)	650	6
New Jersey Health Care Facilities Financing Authority,
Refunding RB, St. Joseph’s Healthcare System,
6.63%, 7/01/38	725	731,597
		4,965,055
New Mexico — 0.3%
City of Farmington New Mexico, Refunding RB, Arizona
Public Service, Series A, 4.70%, 5/01/24	500	454,140
New York — 5.0%
Brooklyn Arena Local Development Corp., RB, Barclays
Center Project, 6.38%, 7/15/43	1,315	1,331,240
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	1,115	1,072,229
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project,
5.00%, 12/01/32	500	390,135
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	1,000	900,270
New York City Industrial Development Agency, RB, AMT:
American Airlines Inc., JFK International Airport,
8.00%, 8/01/28	235	248,623
JetBlue Airways Corp. Project, 5.13%, 5/15/30	750	603,382
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	375	384,375
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 6.00%, 12/01/42	430	424,079

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	$ 1,250	$ 1,200,162
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	410	412,936
		6,967,431
North Carolina — 2.3%
North Carolina Capital Facilities Finance Agency, RB,
Duke Energy Carolinas, Series B, 4.38%, 10/01/31	540	472,305
North Carolina Capital Facilities Finance Agency,
Refunding RB, Duke Energy Carolinas, Series B,
4.63%, 11/01/40	540	467,894
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	1,000	852,210
First Mortgage, Galloway Ridge Project, Series A,
6.00%, 1/01/39	1,520	1,404,252
		3,196,661
Ohio — 1.0%
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,620	1,409,092
Pennsylvania — 4.6%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	2,140	1,435,084
City of Philadelphia Pennsylvania, RB, Ninth Series,
5.25%, 8/01/40	1,000	925,250
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	2,335	2,306,489
Lancaster County Hospital Authority, RB, Brethren Village
Project, Series A, 6.50%, 7/01/40	835	773,444
Pennsylvania Economic Development Financing Authority,
RB, US Airways Group, Series A, 7.50%, 5/01/20	1,100	1,082,510
		6,522,777
Puerto Rico — 3.0%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	1,560	1,575,491
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	965,670
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.50%, 8/01/44	750	810,307
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, First Sub-Series C, 6.61%, 8/01/38 (a)	5,000	809,750
		4,161,218
Rhode Island — 0.6%
Rhode Island Housing & Mortgage Finance Corp., RB,
Homeownership Opportunity, Series 53B, AMT,
5.00%, 10/01/46	1,000	872,440
South Carolina — 0.7%
City of Myrtle Beach South Carolina, Tax Allocation
Bonds, Myrtle Beach Air Force Base, Series A,
5.25%, 10/01/26	500	335,755
Connector 2000 Association Inc., RB, CAB, Senior
Series B, 10.93%, 1/01/15 (a)(b)(c)	1,000	119,590
South Carolina Jobs-EDA, Refunding RB, First Mortgage,
Lutheran Homes, 5.50%, 5/01/28	600	506,130
		961,475
Tennessee — 0.8%
Tennessee Energy Acquisition Corp., RB, Series A,
5.25%, 9/01/26	1,250	1,180,988

See Notes to Financial Statements.

36 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas — 12.0%
Bexar County Health Facilities Development Corp., RB,
Army Retirement Residence Project, 6.20%, 7/01/45 $	1,320	$ 1,274,566
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	750	232,507
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (a)	3,000	920,790
CAB, 7.56%, 1/01/29 (a)	500	141,925
CAB, 7.65%, 1/01/30 (a)	1,330	340,573
Senior Lien, 5.75%, 1/01/25	295	289,997
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	120	122,586
Special Facilities, Continental Airlines, Series E, AMT,
6.75%, 7/01/21	630	623,946
Special Facilities, Continental Airlines, Series E, AMT,
7.38%, 7/01/22	500	502,910
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Refunding RB, American
Airlines Inc. Project, AMT, 5.50%, 11/01/30	1,000	765,530
Danbury Higher Education Authority Inc., RB, A.W. Brown
Fellowship Charter, Series A (ACA), 5.00%, 8/15/26	355	403,866
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	1,000	892,540
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	290	300,591
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	1,150	1,158,590
Tarrant County Cultural Education Facilities Finance
Corp., RB:
CC Young Memorial Home, Series A, 8.00%, 2/15/38	330	335,927
Senior Living Center Project, Series A,
8.25%, 11/15/44	800	783,832
Tarrant County Cultural Education Facilities Finance Corp.,
Refunding RB, Northwest Senior Housing, Edgemere
Project, Series A, 6.00%, 11/15/36	1,500	1,371,630
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	2,320	2,348,861
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	1,740	1,748,682
Texas State Public Finance Authority, Refunding, ERB,
KIPP Inc., Series A (ACA):
5.00%, 2/15/28	680	588,792
5.00%, 2/15/36	2,000	1,639,360
		16,788,001
Utah — 0.6%
Utah State Charter School Finance Authority, RB,
Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	851,140
Vermont — 0.7%
Vermont Economic Development Authority, Refunding
MRB, Wake Robin Corp. Project, Series A (ACA),
6.30%, 3/01/33	1,000	912,240
Virginia — 3.5%
Albemarle County IDA, Refunding RB, Westminster-
Canterbury, 5.00%, 1/01/31	500	422,150
Chesterfield County EDA, Refunding RB, Virginia Electric
& Power, Series A, 5.00%, 5/01/23	1,000	1,034,370
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	260	239,858
Fairfax County EDA, Refunding RB:
Goodwin House Inc., 5.13%, 10/01/37	2,040	1,776,677
Goodwin House Inc., 5.13%, 10/01/42	450	384,259
Retirement, Greenspring, Series A, 4.88%, 10/01/36	155	130,484

	Par
Municipal Bonds	(000)	Value
Virginia (concluded)
Lexington IDA, Refunding MRB, Kendal at Lexington,
Series A, 5.38%, 1/01/28	$ 210	$ 180,113
Watkins Centre Community Development Authority, RB,
5.40%, 3/01/20	750	706,455
		4,874,366
Washington — 1.7%
Tobacco Settlement Authority of Washington, RB,
Asset-Backed, 6.50%, 6/01/26	2,295	2,321,186
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB,
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	1,565	1,367,778
Wisconsin Health & Educational Facilities Authority,
Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	75	75,783
7.63%, 9/15/39	145	147,806
		1,591,367
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB,
FMC Corp. Project, AMT, 5.60%, 12/01/35	1,500	1,350,060
Total Municipal Bonds — 91.0%		127,845,119
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
California — 1.5%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	480	491,649
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,680	1,607,676
		2,099,325
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB,
Series A, 6.00%, 10/01/35	950	1,027,599
New York — 1.2%
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	1,710	1,707,348
Ohio — 3.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,200	2,143,746
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	2,000	2,045,420
		4,189,166
South Carolina — 1.3%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	1,879	1,885,777
Virginia — 3.3%
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.38%, 7/01/36	2,110	2,124,770
Virginia Small Business Financing Authority, Refunding RB,
Sentara Healthcare, 5.00%, 11/01/40	2,501	2,454,996
		4,579,766
Wisconsin — 1.5%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	2,180	2,113,812
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 12.5%		17,602,793
Total Long-Term Investments
(Cost — $152,302,446) — 103.5%		145,447,912

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	DECEMBER 31, 2010	37

Schedule of Investments (concluded) BlackRock High Yield Municipal Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.18% (g)(h)	3,715,532	$ 3,715,532
Total Short-Term Securities
(Cost — $3,715,532) — 2.7%		3,715,532
Total Investments (Cost — $156,017,978*) — 106.2%		149,163,444
Other Assets Less Liabilities — 0.3%		469,131
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.5)%		(9,187,617)
Net Assets — 100.0%		$ 140,444,958

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 146,737,765
Gross unrealized appreciation	$ 2,609,721
Gross unrealized depreciation	(9,363,776)
Net unrealized depreciation	$ (6,754,055)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(g) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at December 31,
Affiliate	2010	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	1,632,976	2,082,556	3,715,532	$ 5,981

(h) Represents the current yield as of report date.

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2010 in deter-
mining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 145,447,912	—	$ 145,447,912
Short-Term
Securities	$ 3,715,532	—	—	3,715,532
Total	$ 3,715,532	$ 145,447,912	—	$ 149,163,444

1 See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

38 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments December 31, 2010 (Unaudited) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 84.8%
Corporate — 9.8%
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	$ 1,000	$ 961,640
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	350	358,074
Jefferson County Industrial Development Agency New York,
Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	250	238,795
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project, 5.40%, 7/01/20	3,500	2,933,280
American Airlines Inc., JFK International Airport,
7.75%, 8/01/31 (a)	2,000	2,085,540
British Airways Plc Project, 5.25%, 12/01/32	1,000	768,490
Continental Airlines Inc. Project, 8.00%, 11/01/12	750	755,430
Continental Airlines Inc. Project, Mandatory
Put Bonds, 8.38%, 11/01/16	250	251,693
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT,
5.50%, 1/01/24 (a)	2,500	2,483,975
New York Liberty Development Corp., RB, Goldman Sachs
Headquarters:
5.25%, 10/01/35	5,100	4,934,964
5.50%, 10/01/37	405	403,838
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	1,360	1,262,379
Suffolk County Industrial Development Agency New York,
Refunding RB, Ogden Martin System Huntington, AMT
(AMBAC), 6.25%, 10/01/12	7,155	7,700,354
		25,138,452
County/City/Special District/School District — 18.0%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.63%, 10/01/40	555	498,040
Brooklyn Arena Local Development Corp., RB, Barclays
Center Project, 6.38%, 7/15/43	200	202,470
City of New York New York, GO, Sub-Series I-1,
5.38%, 4/01/36	2,650	2,718,079
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	6,750	6,076,822
(FGIC), 5.00%, 2/15/47	1,000	900,270
(NPFGC), 4.50%, 2/15/47	1,815	1,482,964
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.03%, 3/01/42 (b)	5,000	719,050
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	741,566
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	1,970	1,641,089
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	2,850	2,342,957
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	500	453,515
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	209,556
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,127,426
Series S-2 (NPFGC), 4.50%, 1/15/31	1,250	1,153,563
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	4,450	4,138,722
5.00%, 11/15/44	2,990	2,739,886
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	8,555	8,521,807
6.38%, 7/15/49	1,200	1,230,000
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A:
5.25%, 7/01/29	5	5,159
5.00%, 7/01/39	750	746,610

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Niagara County Industrial Development Agency,
Refunding RB, Series A, Mandatory Put Bonds, AMT,
5.45%, 11/15/26 (a)	$ 3,975	$ 4,050,604
North Country Development Authority, Refunding RB
(AGM), 6.00%, 5/15/15	760	826,584
Sachem Central School District of Holbrook New York,
GO, Series B (NPFGC):
5.00%, 10/15/13	1,000	1,106,930
5.00%, 10/15/13	1,300	1,439,009
		46,072,678
Education — 13.5%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	4,375	4,135,994
Hempstead Town Industrial Development Agency, RB,
Adelphi University Civic Facility:
5.75%, 6/01/22	1,700	1,735,547
5.50%, 6/01/32	2,250	2,258,077
Madison County Industrial Development Agency New York,
RB, Commons II LLC, Student Housing, Series A (CIFG),
5.00%, 6/01/33	400	346,604
Nassau County Industrial Development Agency, Refunding
RB, New York Institute of Technology Project, Series A,
4.75%, 3/01/26	1,000	935,170
New York City Industrial Development Agency, RB:
Lycee Francais de New York Project, Series A (ACA),
5.50%, 6/01/15	250	262,028
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	195	197,685
Series C, 6.80%, 6/01/28	2,500	2,583,950
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (c)	1,000	831,480
The New School (AGM), 5.50%, 7/01/43	2,550	2,564,994
New York University, Series 1 (AMBAC),
5.50%, 7/01/40	1,000	1,055,550
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	1,000	1,053,600
Rochester University, Series A, 5.13%, 7/01/14 (d)	1,500	1,701,750
University of Rochester, Series A, 5.13%, 7/01/39	1,015	1,006,728
Vassar College, 5.00%, 7/01/49	825	805,984
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	492,599
Teachers College, 5.50%, 3/01/39	850	863,336
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/31	2,900	2,911,049
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.00%, 3/01/26	750	717,653
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	1,550	1,422,388
Carnegie Hall, 5.00%, 12/01/39	1,325	1,264,580
Juilliard School, 5.00%, 1/01/39	1,050	1,057,570
Utica Industrial Development Agency New York, RB:
Munson-Williams-Proctor Arts Institute,
5.38%, 7/15/20	1,000	1,015,410
Munson-Williams-Proctor Arts Institute,
5.40%, 7/15/30	1,210	1,215,276
Utica College Project, Series A, 5.75%, 8/01/28	1,430	1,239,023
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	1,000	1,007,160
		34,681,185

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 39

Schedule of Investments (continued) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health — 15.2%
Dutchess County Industrial Development Agency New York,
RB, St. Francis Hospital, Series B, 7.25%, 3/01/19	$ 900	$ 889,272
Dutchess County Local Development Corp., Refunding RB,
Health Quest System Inc., Series A, 5.75%, 7/01/40	300	291,300
Erie County Industrial Development Agency, RB, Episcopal
Church Home, Series A:
5.88%, 2/01/18	1,265	1,265,089
6.00%, 2/01/28	375	364,260
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	407,890
5.00%, 12/01/32	1,080	842,692
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,076,712
Nassau County Industrial Development Agency, Refunding
RB, Special Needs Facilities Pooled Program, Series F-1
(ACA), 4.90%, 7/01/21	525	433,293
New York City Health & Hospital Corp., Refunding RB,
Health System, Series A, 5.00%, 2/15/30	1,600	1,586,304
New York City Industrial Development Agency, RB:
A Very Special Place Inc. Project, Series A,
6.13%, 1/01/13	190	187,327
A Very Special Place Inc. Project, Series A,
7.00%, 1/01/33	1,600	1,463,264
PSCH Inc. Project, 6.38%, 7/01/33	2,555	2,167,636
Special Needs Facilities Pooled Program, Series A-1,
6.50%, 7/01/17	1,000	966,220
Special Needs Facilities Pooled Program, Series C-1,
6.50%, 7/01/17	2,540	2,454,199
New York City Industrial Development Agency, Special
Needs Facilities Pooled Program, Refunding RB (ACA):
Series A-1, 4.38%, 7/01/20	1,000	806,470
Series A-1, 4.50%, 7/01/30	210	143,695
Series C-1, 5.10%, 7/01/31	525	385,439
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	755,002
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	515,430
New York & Presbyterian Hospital (AGM),
5.00%, 8/15/36	1,000	971,800
New York State Association for Retarded Children, Inc.,
Series B (AMBAC), 6.00%, 7/01/32	700	725,914
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,675	1,667,931
North Shore-Long Island Jewish Health System,
Series A, 5.75%, 5/01/37	1,725	1,749,926
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,576,058
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	1,000	993,560
Orange County Industrial Development Agency New York,
RB, Special Needs Facilities Pooled Program, Series G-1
(ACA), 4.90%, 7/01/21	845	697,395
Suffolk County Industrial Development Agency
New York, RB:
Huntington Hospital Project, Series B,
5.88%, 11/01/32	2,000	1,972,000
Special Needs Facilities Pooled Program, Series D-1,
6.50%, 7/01/17	135	130,440
Special Needs Facilities Pooled Program, Series D-1
(ACA), 4.90%, 7/01/21	330	272,356
Sullivan County Industrial Development Agency New York,
RB, Special Needs Facilities Pooled Program, Series H-1
(ACA), 4.90%, 7/01/21	330	272,356

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
Tompkins County Industrial Development Agency New York,
Refunding RB, Continuing Care Retirement Community,
Kendal at Ithaca Project,
Series A-2:
5.75%, 7/01/18	$ 900	$ 900,648
6.00%, 7/01/24	1,000	1,000,090
Westchester County Healthcare Corp. New York, Refunding
RB, Senior Lien, Series B, 6.00%, 11/01/30	375	370,684
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A:
6.50%, 1/01/13 (d)	5,200	5,755,048
6.38%, 1/01/24	1,000	960,130
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1 (ACA), 4.90%, 7/01/21	350	288,862
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 5.00%, 10/01/37	1,640	1,497,894
		38,804,586
Housing — 6.2%
Monroe County Industrial Development Agency,
IDRB, Southview Towers Project, AMT (SONYMA),
6.25%, 2/01/31	1,000	1,004,700
New York City Housing Development Corp., RB, AMT:
Series A, 5.50%, 11/01/34	2,500	2,483,375
Series C, 5.05%, 11/01/36	1,220	1,081,799
New York Mortgage Agency, Refunding RB, AMT:
Series 101, 5.40%, 4/01/32	2,240	2,189,981
Series 133, 4.95%, 10/01/21	395	397,180
Series 143, 4.90%, 10/01/37	1,835	1,648,454
New York State HFA, RB, AMT:
Division Street, Series A (SONYMA), 5.10%, 2/15/38	875	811,991
Highland Avenue Senior Apartments, Series A
(SONYMA), 5.00%, 2/15/39	2,000	1,720,100
Kensico Terrace Apartments, Series A (SONYMA),
4.90%, 2/15/38	645	576,920
M/F Housing, Watergate II, Series A, 4.75%, 2/15/34	580	525,544
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	3,000	2,838,810
Yonkers Industrial Development Agency New York,
RB, Monastery Manor Associates LP Project, AMT
(SONYMA), 5.25%, 4/01/37	585	532,327
		15,811,181
State — 5.7%
New York Municipal Bond Bank Agency, RB, Series C,
5.25%, 12/01/22	1,000	1,023,100
New York State Dormitory Authority, LRB, Municipal Health
Facilities, Sub-Series 2-4, 4.75%, 1/15/30	2,100	1,967,301
New York State Dormitory Authority, RB, Mental Health
Services Facilities Improvement, Series A (AGM),
5.00%, 2/15/22	1,000	1,050,410
New York State Dormitory Authority, Refunding RB,
Upstate Community Colleges, Series B, 5.25%, 7/01/21	1,565	1,648,962
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/29	1,000	1,005,970
New York State Urban Development Corp., Refunding RB:
Clarkson Center for Advance Materials,
5.50%, 1/01/20	1,685	1,901,624
University Facilities Grants, 5.50%, 1/01/19	3,500	3,982,160
State of New York, GO, Series A, 5.00%, 2/15/39	1,950	1,953,763
		14,533,290

See Notes to Financial Statements.

40 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Schedule of Investments (continued) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Tobacco — 2.3%
Chautauqua Tobacco Asset Securitization Corp. New York,
RB, 6.75%, 7/01/40	$ 1,000	$ 951,100
Nassau County Tobacco Settlement Corp., Refunding RB,
Asset-Backed, Senior Series A-3, 5.00%, 6/01/35	2,000	1,493,740
New York Counties Tobacco Trust I, RB, Tobacco Pass Thru,
Series B:
6.50%, 6/01/35	750	698,917
6.63%, 6/01/42	490	457,077
Niagara County Tobacco Asset Securitization Corp.
New York, RB, Asset-Backed, 6.25%, 5/15/40	1,000	890,010
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series A-1 (AMBAC), 5.25%, 6/01/20	1,455	1,547,960
		6,038,804
Transportation — 9.8%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,000	913,110
Series A (AGM), 5.00%, 2/15/47	500	456,555
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	1,760	1,946,824
Series A, 4.50%, 11/15/38	1,400	1,217,622
Series A, 5.63%, 11/15/39	500	518,780
Series B, 4.50%, 11/15/37	1,000	871,810
Onondaga County Industrial Development Agency
New York, RB, AMT:
Senior, Air Cargo, 6.13%, 1/01/32	3,945	3,473,888
Subordinate, Air Cargo, 7.25%, 1/01/32	1,365	1,244,962
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	1,500	1,324,905
JFK International Air Terminal, 6.00%, 12/01/42	2,000	1,972,460
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	2,555	2,613,101
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/13	2,575	2,711,140
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/14	2,620	2,765,515
Triborough Bridge & Tunnel Authority, Refunding RB
(NPFGC), 5.25%, 11/15/23	2,900	2,987,493
		25,018,165
Utilities — 4.3%
Long Island Power Authority, RB, General, Series C (CIFG),
5.25%, 9/01/29	3,000	3,017,550
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	1,250	1,322,013
5.75%, 4/01/39	300	309,708
General, 6.00%, 5/01/33	2,450	2,613,390
New York City Municipal Water Finance Authority, RB:
Fiscal 2008, Series A, 5.00%, 6/15/38	1,570	1,551,474
Fiscal 2009, Series A, 5.75%, 6/15/40	500	531,395
Series D, 4.75%, 6/15/38	770	741,402
Series FF-2, 5.50%, 6/15/40	800	833,448
		10,920,380
Total Municipal Bonds in New York		217,018,721
Guam — 1.5%
State — 0.4%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	1,048,638
Tobacco — 0.4%
Guam Economic Development & Commerce Authority,
efunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	1,075	925,833

	Par
Municipal Bonds	(000)	Value
Guam (concluded)
Utilities — 0.7%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	$ 2,000	$ 1,937,720
Total Municipal Bonds in Guam		3,912,191
Puerto Rico — 8.2%
Corporate — 0.4%
Puerto Rico Industrial Medical & Environmental Pollution
Control Facilities Financing Authority, RB, Special
Facilities, American Airlines, Series A, 6.45%, 12/01/25	1,000	906,850
County/City/Special District/School District — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A (AGM), 5.00%, 8/01/40	1,000	951,100
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.76%, 8/01/41 (b)	7,500	1,043,250
		1,994,350
Education — 0.3%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	1,000	903,660
Housing — 1.2%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	3,000	2,964,780
State — 1.8%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	700	706,951
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (b):
(AMBAC), 4.99%, 7/01/44	1,100	95,656
(FGIC), 4.77%, 7/01/42	7,470	760,744
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM), 5.50%, 7/01/30	500	507,190
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series I, 5.25%, 7/01/14 (d)	55	61,907
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	2,500	2,520,050
		4,652,498
Tobacco — 0.3%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	1,000	877,430
Transportation — 2.9%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	1,000	1,090,480
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	5,000	4,925,600
Series M, 5.00%, 7/01/32	1,500	1,362,180
		7,378,260
Utilities — 0.5%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	500	502,095
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/30	745	721,160
		1,223,255
Total Municipal Bonds in Puerto Rico		20,901,083

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 41

Schedule of Investments (concluded) BlackRock New York Municipal Bond Fund
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 1.8%
Corporate — 1.8%
United States Virgin Islands, Refunding RB, Senior
Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21 $ 4,500		$ 4,511,070
Total Municipal Bonds in the U.S. Virgin Islands		4,511,070
Total Municipal Bonds — 96.3%		246,343,065
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
New York — 2.8%
County/City/Special District/School District — 1.3%
City of New York New York, GO, Series J, 5.00%, 5/15/23	1,800	1,874,160
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.25%, 7/01/29	1,350	1,392,944
		3,267,104
Utilities — 1.5%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	4,000	3,950,400
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 2.8%		7,217,504
Total Long-Term Investments
(Cost — $256,651,714) — 99.1%		253,560,569
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	3,972,530	3,972,530
Total Short-Term Securities
(Cost — $3,972,530) — 1.5%		3,972,530
Total (Cost — $260,624,244*) — 100.6%		257,533,099
Other Assets Less Liabilities — 0.8%		1,963,438
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.4)%		(3,576,633)
Net Assets — 100.0%		$255,919,904
* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2010, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 256,890,480
Gross unrealized appreciation		$ 6,896,042
Gross unrealized depreciation		(9,828,423)
Net unrealized depreciation		$ (2,932,381)

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(d) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at December 31,
Affiliate	2010	Activity	2010	Income
BIF New York
Municipal
Money Fund	366,652	3,605,878	3,972,530	—

(g) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in deter-
mining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 253,560,569	—	$ 253,560,569
Short-Term
Securities	$ 3,972,530	—	—	3,972,530
Total	$ 3,972,530	$ 253,560,569	—	$ 257,533,099

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

42 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Statements of Assets and Liabilities

	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
December 31, 2010 (Unaudited)	Fund	Fund	Fund	Fund	Bond Fund
Assets
Investments at value — unaffiliated[1]	$1,086,993,605	$ 786,774,138	$2,633,689,514	$ 145,447,912	$ 253,560,569
Investments at value — affiliated[2]	226,455	14,851,433	29,958,892	3,715,532	3,972,530
Cash	961	1,967,719	—	—	5
Interest receivable	12,927,468	13,783,642	40,620,748	2,504,599	4,481,351
Capital shares sold receivable	4,491,973	1,093,584	6,638,146	664,848	686,050
Investments sold receivable	—	3,140,000	25,879,000	155,000	90,000
Prepaid expenses	59,613	29,818	95,445	30,599	33,720
Other assets	56	653,393	—	—	118
Total assets	1,104,700,131	822,293,727	2,736,881,745	152,518,490	262,824,343
Liabilities
Capital shares redeemed payable	3,925,249	1,289,120	9,716,154	2,161,054	487,513
Income dividends payable	831,207	2,498,395	6,899,511	562,100	773,529
Investment advisory fees payable	291,100	246,041	1,058,525	71,218	127,763
Service and distribution fees payable	165,945	118,755	550,335	20,144	49,764
Other affiliates payable	14,637	12,394	39,192	2,035	4,062
Officer’s and Directors’ fees payable	1,190	900	2,298	330	437
Interest expense and fees payable	—	76,704	165,479	7,883	1,633
Investments purchased payable	—	5,994,678	—	—	1,813,709
Other accrued expenses payable	134,407	124,012	361,562	69,034	71,029
Other liabilities	4,277	—	704	—	—
Total accrued liabilities	5,368,012	10,360,999	18,793,760	2,893,798	3,329,439
Other Liabilities
Trust certificates[3]	—	72,750,303	287,910,798	9,179,734	3,575,000
Total liabilities	5,368,012	83,111,302	306,704,558	12,073,532	6,904,439
Net Assets	$1,099,332,119	$ 739,182,425	$2,430,177,187	$ 140,444,958	$ 255,919,904
Net Assets Consist of
Paid-in capital	$1,103,079,453	$ 767,426,931	$2,500,149,942	$158,078,710	$ 270,657,562
Undistributed net investment income	484,230	2,303,666	1,820,332	291,850	740,636
Accumulated net realized loss	(8,021,573)	(15,486,528)	(68,665,102)	(11,071,068)	(12,387,149)
Net unrealized appreciation/depreciation	3,790,009	(15,061,644)	(3,127,985)	(6,854,534)	(3,091,145)
Net Assets	$1,099,332,119	$ 739,182,425	$2,430,177,187	$140,444,958	$ 255,919,904
[1] Investments at cost — unaffiliated	$1,083,203,596	$ 801,835,782	$2,636,817,499	$152,302,446	$ 256,651,714
[2] Investments at cost — affiliated	$ 226,455	$ 14,851,433	$ 29,958,892	$ 3,715,532	$ 3,972,530
[3] Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 43

Statements of Assets and Liabilities (concluded)

	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
December 31, 2010 (Unaudited)	Fund	Fund	Fund	Fund	Bond Fund
Net Asset Value
BlackRock:
Net assets	$ 26,555,410	—	—	—	—
Shares outstanding, $0.10 par value[4]	2,622,588	—	—	—	—
Net asset value	$ 10.13	—	—	—	—
Par value per share	$ 0.10	—	—	—	—
Shares authorized	150 Million	—	—	—	—
Institutional:
Net assets	$ 650,131,071	$ 462,576,457	$1,181,871,831	$ 100,443,452	$ 25,028,115
Shares outstanding	64,228,128	64,345,301	119,858,891	12,262,233	2,452,293
Net asset value	$ 10.12	$ 7.19	$ 9.86	$ 8.19	$ 10.21
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	500 Million	375 Million	100 Million	Unlimited
Investor A:
Net assets	$ 252,646,538	$ 185,492,545	$ 834,436,151	$ 23,861,821	$ 39,436,509
Shares outstanding	24,945,021	25,813,645	84,581,146	2,919,049	3,860,968
Net asset value	$ 10.13	$ 7.19	$ 9.87	$ 8.17	$ 10.21
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	500 Million	375 Million	100 Million	Unlimited
Investor A1:
Net assets	$ 57,662,114	—	—	—	$ 153,832,019
Shares outstanding	5,692,037	—	—	—	15,062,041
Net asset value	$ 10.13	—	—	—	$ 10.21
Par value per share	$ 0.10	—	—	—	$ 0.10
Shares authorized	150 Million	—	—	—	Unlimited
Investor B:
Net assets	$ 6,852,493	$ 13,665,166	$ 37,649,436	—	$ 8,046,979
Shares outstanding	676,888	1,902,344	3,819,561	—	788,172
Net asset value	$ 10.12	$ 7.18	$ 9.86	—	$ 10.21
Par value per share	$ 0.10	$ 0.10	$ 0.10	—	$ 0.10
Shares authorized	150 Million	375 Million	375 Million	—	Unlimited
Investor C:
Net assets	$ 105,484,493	$ 47,115,887	$ 296,459,217	$ 16,139,685	$ 18,408,416
Shares outstanding	10,418,106	6,549,036	30,048,767	1,969,940	1,803,054
Net asset value	$ 10.13	$ 7.19	$ 9.87	$ 8.19	$ 10.21
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	375 Million	375 Million	100 Million	Unlimited
Investor C1:
Net assets	—	$ 30,332,370	$ 79,760,552	—	$ 11,167,866
Shares outstanding	—	4,221,408	8,087,654	—	1,093,591
Net asset value	—	$ 7.19	$ 9.86	—	$ 10.21
Par value per share	—	$ 0.10	$ 0.10	—	$ 0.10
Shares authorized	—	375 Million	375 Million	—	Unlimited

See Notes to Financial Statements.

44 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Statements of Operations

	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Six Months Ended December 31, 2010 (Unaudited)	Fund	Fund	Fund	Fund	Bond Fund
Investment Income
Interest	$ 9,789,965	$ 21,034,481	$ 65,403,744	$ 4,541,478	$ 7,219,645
Income — affiliated	57,712	104,039	150,246	5,981	—
Total income	9,847,677	21,138,520	65,553,990	4,547,459	7,219,645
Expenses
Investment advisory	1,925,985	1,472,131	6,070,559	424,562	754,431
Service — Investor A	368,431	257,664	1,099,521	35,040	51,283
Service — Investor A1	31,702	—	—	—	83,053
Service and distribution — Investor B	14,053	60,856	164,516	—	23,580
Service and distribution — Investor C	574,896	246,856	1,565,350	86,695	95,900
Service and distribution — Investor C1	—	134,606	352,298	—	37,419
Transfer agent — BlackRock	90	—	—	—	—
Transfer agent — Institutional	304,233	83,291	371,115	8,640	3,567
Transfer agent — Investor A	29,871	44,802	228,268	4,053	12,728
Transfer agent — Investor A1	15,453	—	—	—	38,782
Transfer agent — Investor B	2,848	5,095	18,581	—	3,049
Transfer agent — Investor C	29,984	9,384	74,006	4,247	3,820
Transfer agent — Investor C1	—	8,482	25,460	—	2,627
Accounting services	116,060	88,903	214,553	17,731	27,612
Registration	61,934	34,631	79,756	30,913	36,405
Printing	38,294	27,553	71,909	5,851	24,781
Custodian	35,131	26,938	56,753	9,001	9,458
Professional	30,591	33,160	50,256	21,050	48,346
Officer and Directors	21,303	18,237	36,010	10,522	13,117
Miscellaneous	32,204	31,751	59,171	21,326	27,605
Total expenses excluding interest expense and fees	3,633,063	2,584,340	10,538,082	679,631	1,297,563
Interest expense and fees[1]	—	230,719	806,781	38,495	16,790
Total expenses	3,633,063	2,815,059	11,344,863	718,126	1,314,353
Less fees waived by advisor	(2,943)	(4,065)	(42,266)	(1,639)	(5,081)
Less transfer agent fees waived and/or reimbursed — class specific	(273,585)	—	—	—	—
Total expenses after fees waived and/or reimbursed	3,356,535	2,810,994	11,302,597	716,487	1,309,272
Net investment income	6,491,142	18,327,526	54,251,393	3,830,972	5,910,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	496,072	1,071,817	1,266,171	(1,764,125)	(695,446)
Investments — affiliated	—	(213,126)	—	—	—
Financial futures contracts	—	(267,577)	(842,822)	—	(66,014)
	496,072	591,114	423,349	(1,764,125)	(761,460)
Net change in unrealized appreciation/depreciation on:
Investments	(7,098,477)	(35,905,922)	(87,476,524)	(3,500,460)	(7,982,273)
Financial futures contracts	—	84,818	393,128	—	606
	(7,098,477)	(35,821,104)	(87,083,396)	(3,500,460)	(7,981,667)
Total realized and unrealized loss	(6,602,405)	(35,229,990)	(86,660,047)	(5,264,585)	(8,743,127)
Net Decrease in Net Assets Resulting from Operations	$ (111,263)	$ (16,902,464)	$ (32,408,654)	$ (1,433,613)	$ (2,832,754)
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 45

Statements of Changes in Net Assets BlackRock Short-Term Municipal Fund

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 6,491,142	$ 13,068,301
Net realized gain	496,072	494,322
Net change in unrealized appreciation/depreciation	(7,098,477)	3,555,853
Net increase (decrease) in net assets resulting from operations	(111,263)	17,118,476
Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(107,614)	(126,369)
Institutional	(4,297,283)	(8,667,629)
Investor A	(1,530,100)	(2,658,864)
Investor A1	(373,253)	(1,043,367)
Investor B	(35,752)	(101,560)
Investor C	(147,279)	(470,373)
Net realized gain:
BlackRock	(6)	—
Institutional	(131)	—
Investor A	(53)	—
Investor A1	(11)	—
Investor B	(1)	—
Investor C	(21)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(6,491,504)	(13,068,162)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(29,538,826)	446,346,568
Net Assets
Total increase (decrease) in net assets	(36,141,593)	450,396,882
Beginning of period	1,135,473,712	685,076,830
End of period	$ 1,099,332,119	$ 1,135,473,712
Undistributed net investment income	$ 484,230	$ 484,369

See Notes to Financial Statements.

46 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Statements of Changes in Net Assets BlackRock Municipal Fund

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 18,327,526	$ 36,974,681
Net realized gain	591,114	109,019
Net change in unrealized appreciation/depreciation	(35,821,104)	37,425,412
Net increase (decrease) in net assets resulting from operations	(16,902,464)	74,509,112
Dividends to Shareholders From
Net investment income:
Institutional	(12,009,651)	(24,523,908)
Investor A	(4,556,154)	(8,923,096)
Investor B	(316,690)	(776,512)
Investor C	(907,868)	(1,381,082)
Investor C1	(650,214)	(1,392,487)
Decrease in net assets resulting from dividends to shareholders	(18,440,577)	(36,997,085)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(21,355,041)	(7,051,731)
Net Assets
Total increase (decrease) in net assets	(56,698,082)	30,460,296
Beginning of period	795,880,507	765,420,211
End of period	$ 739,182,425	$ 795,880,507
Undistributed net investment income	$ 2,303,666	$ 2,416,717

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 47

Statements of Changes in Net Assets BlackRock National Municipal Fund

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 54,251,393	$ 96,333,720
Net realized gain (loss)	423,349	(2,064,058)
Net change in unrealized appreciation/depreciation	(87,083,396)	120,680,314
Net increase (decrease) in net assets resulting from operations	(32,408,654)	214,949,976
Dividends to Shareholders From
Net investment income:
Institutional	(27,901,754)	(48,071,614)
Investor A	(18,986,416)	(32,665,327)
Investor B	(829,949)	(2,064,417)
Investor C	(5,588,791)	(9,329,434)
Investor C1	(1,656,288)	(3,673,746)
Decrease in net assets resulting from dividends to shareholders	(54,963,198)	(95,804,538)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	167,448,226	311,714,029
Net Assets
Total increase in net assets	80,076,374	430,859,467
Beginning of period	2,350,100,813	1,919,241,346
End of period	$ 2,430,177,187	$ 2,350,100,813
Undistributed net investment income	$ 1,820,332	$ 2,532,137

See Notes to Financial Statements.

48 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Statements of Changes in Net Assets BlackRock High Yield Municipal Fund

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 3,830,972	$ 5,380,956
Net realized loss	(1,764,125)	(862,425)
Net change in unrealized appreciation/depreciation	(3,500,460)	12,678,898
Net increase (decrease) in net assets resulting from operations	(1,433,613)	17,197,429
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,814,921)	(4,001,250)
Investor A	(684,327)	(889,571)
Investor C	(356,111)	(440,107)
Net realized gain:
Institutional	(54,819)	—
Investor A	(12,029)	—
Investor C	(8,508)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(3,930,715)	(5,330,928)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	11,998,408	65,759,877
Net Assets
Total increase in net assets	6,634,080	77,626,378
Beginning of period	133,810,878	56,184,500
End of period	$ 140,444,958	$133,810,878
Undistributed net investment income	$ 291,850	$ 316,237

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 49

Statements of Changes in Net Assets BlackRock New York Municipal Bond Fund

	Six Months Ended
	December 31,	Year Ended
	2010	June 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 5,910,373	$ 11,530,532
Net realized gain (loss)	(761,460)	837,288
Net change in unrealized appreciation/depreciation	(7,981,667)	16,848,788
Net increase (decrease) in net assets resulting from operations	(2,832,754)	29,216,608
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(593,048)	(994,195)
Investor A	(869,747)	(1,383,566)
Investor A1	(3,668,610)	(7,515,339)
Investor B	(188,987)	(454,361)
Investor C	(337,596)	(588,088)
Investor C1	(244,555)	(514,636)
Net realized gain:
Institutional	(3,107)	—
Investor A	(4,810)	—
Investor A1	(18,760)	—
Investor B	(980)	—
Investor C	(2,215)	—
Investor C1	(1,368)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(5,933,783)	(11,450,185)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,171,539	11,855,642
Net Assets Applicable to Shareholders
Total increase (decrease) in net assets	(7,594,998)	29,622,065
Beginning of period	263,514,902	233,892,837
End of period	$ 255,919,904	$ 263,514,902
Undistributed net investment income	$ 740,636	$ 732,806

See Notes to Financial Statements.

50 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights BlackRock Short-Term Municipal Fund

			BlackRock

	Six Months Ended				Period
	December 31,	Year Ended June 30,			October 2, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.93
Net investment income[2]	0.06	0.15	0.26	0.33	0.25
Net realized and unrealized gain (loss)	(0.05)	0.06	0.17	0.09	(0.04)
Net increase from investment operations	0.01	0.21	0.43	0.42	0.21
Dividends and distributions from:
Net investment income	(0.07)	(0.16)	(0.27)	(0.33)	(0.25)
Net realized gain	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.07)	(0.16)	(0.27)	(0.33)	(0.25)
Net asset value, end of period	$ 10.13	$ 10.19	$ 10.14	$ 9.98	$ 9.89
Total Investment Return[4]
Based on net asset value	0.07%[5]	2.04%	4.36%	4.26%	2.09%[5]
Ratios to Average Net Assets
Total expenses	0.39%[6]	0.41%	0.45%	0.42%	0.45%[6]
Total expenses after fees waived	0.39%[6]	0.40%	0.44%	0.39%	0.35%[6]
Net investment income	1.30%[6]	1.42%	2.65%	3.28%	3.34%[6]
Supplemental Data
Net assets, end of period (000)	$ 26,555	$ 17,244	$ 2,424	$ 1,822	$ 2,457
Portfolio turnover	27%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 51

Financial Highlights (continued) BlackRock Short-Term Municipal Fund

			Institutional
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88	$ 9.99
Net investment income[1]	0.07	0.15	0.27	0.33	0.32	0.27
Net realized and unrealized gain (loss)	(0.06)	0.06	0.17	0.09	0.00[2]	(0.11)
Net increase from investment operations	0.01	0.21	0.44	0.42	0.32	0.16
Dividends and distributions from:
Net investment income	(0.07)	(0.16)	(0.28)	(0.33)	(0.32)	(0.27)
Net realized gain	(0.00)[3]	—	—	—	—	—
Total dividends and distributions	(0.07)	(0.16)	(0.28)	(0.33)	(0.32)	(0.27)
Net asset value, end of period	$ 10.12	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Total Investment Return[4]
Based on net asset value	0.06%[5]	2.04%	4.45%	4.31%	3.32%	1.57%
Ratios to Average Net Assets
Total expenses	0.48%[6]	0.48%	0.47%	0.49%	0.48%	0.45%
Total expenses after fees waived	0.40%[6]	0.40%	0.35%	0.35%	0.38%	0.44%
Net investment income	1.30%[6]	1.50%	2.68%	3.30%	3.27%	2.66%
Supplemental Data
Net assets, end of period (000)	$ 650,131	$ 628,194	$403,143	$181,624	$131,061	$149,333
Portfolio turnover	27%	36%	21%	33%	110%	83%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

52 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock Short-Term Municipal Fund

			Investor A

	Six Months Ended				Period
	December 31,	Year Ended June 30,			October 2, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 10.13	$ 9.98	$ 9.88	$ 9.93
Net investment income[2]	0.05	0.12	0.21	0.30	0.23
Net realized and unrealized gain (loss)	(0.06)	0.07	0.19	0.11	(0.05)
Net increase (decrease) from investment operations	(0.01)	0.19	0.40	0.41	0.18
Dividends and distributions from:
Net investment income	(0.05)	(0.13)	(0.25)	(0.31)	(0.23)
Net realized gain	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.05)	(0.13)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$ 10.13	$ 10.19	$ 10.13	$ 9.98	$ 9.88
Total Investment Return[4]
Based on net asset value	(0.07)%[5]	1.86%	4.08%	4.15%	1.79%[5]
Ratios to Average Net Assets
Total expenses	0.66%[6]	0.68%	0.72%	0.79%	1.06%[6]
Total expenses after fees waived	0.66%[6]	0.67%	0.60%	0.60%	0.61%[6]
Net investment income	1.04%[6]	1.20%	2.26%	3.03%	3.12%[6]
Supplemental Data
Net assets, end of period (000)	$ 252,647	$ 297,336	$ 121,355	$ 9,403	$ 1,456
Portfolio turnover	27%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 53

Financial Highlights (continued) BlackRock Short-Term Municipal Fund

			Investor A1
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.89	$ 10.00
Net investment income[1]	0.06	0.14	0.27	0.32	0.32	0.26
Net realized and unrealized gain (loss)	(0.06)	0.05	0.16	0.09	(0.01)	(0.11)
Net increase (decrease) from investment operations	—	0.19	0.43	0.41	0.31	0.15
Dividends and distributions from:
Net investment income	(0.06)	(0.14)	(0.27)	(0.32)	(0.31)	(0.26)
Net realized gain	(0.00)[2]	—	—	—	—	—
Total dividends and distributions	(0.06)	(0.14)	(0.27)	(0.32)	(0.31)	(0.26)
Net asset value, end of period	$ 10.13	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.89
Total Investment Return[3]
Based on net asset value	0.00%[4]	1.91%	4.34%	4.20%	3.21%	1.47%
Ratios to Average Net Assets
Total expenses	0.54%[5]	0.55%	0.58%	0.59%	0.58%	0.55%
Total expenses after fees waived	0.52%[5]	0.52%	0.45%	0.45%	0.48%	0.54%
Net investment income	1.18%[5]	1.41%	2.70%	3.22%	3.18%	2.55%
Supplemental Data
Net assets, end of period (000)	$ 57,662	$ 66,404	$ 78,606	$105,580	$122,281	$ 99,293
Portfolio turnover	27%	36%	21%	33%	110%	83%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

54 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock Short-Term Municipal Fund

			Investor B
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88	$ 10.00
Net investment income[1]	0.05	0.11	0.24	0.30	0.29	0.23
Net realized and unrealized gain (loss)	(0.06)	0.05	0.16	0.08	(0.00)[2]	(0.12)
Net increase (decrease) from investment operations	(0.01)	0.16	0.40	0.38	0.29	0.11
Dividends and distributions from:
Net investment income	(0.05)	(0.11)	(0.24)	(0.29)	(0.29)	(0.23)
Net realized gain	(0.00)[2]	—	—	—	—	—
Total dividends and distributions	(0.05)	(0.11)	(0.24)	(0.29)	(0.29)	(0.23)
Net asset value, end of period	$ 10.12	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Total Investment Return[3]
Based on net asset value	(0.14)%[4]	1.62%	4.08%	3.94%	2.95%	1.11%
Ratios to Average Net Assets
Total expenses	0.81%[5]	0.82%	0.85%	0.85%	0.85%	0.81%
Total expenses after fees waived	0.81%[5]	0.81%	0.70%	0.70%	0.74%	0.80%
Net investment income	0.89%[5]	1.13%	2.41%	2.97%	2.90%	2.28%
Supplemental Data
Net assets, end of period (000)	$ 6,852	$ 8,503	$ 9,917	$ 10,612	$ 14,380	$ 23,769
Portfolio turnover	27%	36%	21%	33%	110%	83%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 55

Financial Highlights (concluded) BlackRock Short-Term Municipal Fund

			Investor C

	Six Months Ended				Period
	December 31,	Year Ended June 30,			October 2, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.93
Net investment income[2]	0.01	0.05	0.15	0.23	0.17
Net realized and unrealized gain (loss)	(0.05)	0.05	0.19	0.09	(0.05)
Net increase (decrease) from investment operations	(0.04)	0.10	0.34	0.32	0.12
Dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.18)	(0.23)	(0.17)
Net realized gain	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.01)	(0.05)	(0.18)	(0.23)	(0.17)
Net asset value, end of period	$ 10.13	$ 10.18	$ 10.13	$ 9.97	$ 9.88
Total Investment Return[4]
Based on net asset value	(0.36)%[5]	0.97%	3.41%	3.27%	1.23%[5]
Ratios to Average Net Assets
Total expenses	1.44%[6]	1.46%	1.52%	1.78%	2.06%[6]
Total expenses after fees waived	1.44%[6]	1.45%	1.35%	1.35%	1.36%[6]
Net investment income	0.26%[6]	0.44%	1.56%	2.28%	2.37%[6]
Supplemental Data
Net assets, end of period (000)	$ 105,484	$ 117,792	$ 69,632	$ 7,365	$ 2,084
Portfolio turnover	27%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

56 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights BlackRock Municipal Fund

			Institutional
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.52	$ 7.17	$ 7.42	$ 7.67	$ 7.69	$ 8.00
Net investment income[1]	0.18	0.36	0.35	0.33	0.32	0.35
Net realized and unrealized gain (loss)	(0.36)	0.35	(0.25)	(0.23)	0.03	(0.28)
Net increase (decrease) from investment operations	(0.18)	0.71	0.10	0.10	0.35	0.07
Dividends and distributions from:
Net investment income	(0.15)	(0.36)	(0.35)	(0.34)	(0.33)	(0.35)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.15)	(0.36)	(0.35)	(0.35)	(0.37)	(0.38)
Net asset value, end of period	$ 7.19	$ 7.52	$ 7.17	$ 7.42	$ 7.67	$ 7.69
Total Investment Return[3]
Based on net asset value	(2.10)%[4]	10.04%	1.52%	1.37%	4.60%	0.82%
Ratios to Average Net Assets
Total expenses	0.51%[5]	0.52%	0.67%	0.85%	0.87%	0.74%
Total expenses after fees waived	0.51%[5]	0.52%	0.66%	0.84%	0.87%	0.74%
Total expenses after fees waived and excluding interest expense and fees[6]	0.46%[5]	0.46%	0.47%	0.46%	0.47%	0.45%
Net investment income	4.66%[5]	4.82%	4.93%	4.38%	4.42%	4.40%
Supplemental Data
Net assets, end of period (000)	$ 462,576	$505,547	$493,427	$545,130	$604,691	$639,687
Portfolio turnover	9%	14%	15%	40%	36%	41%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 57

Financial Highlights (continued) BlackRock Municipal Fund

			Investor A
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.52	$ 7.17	$ 7.41	$ 7.67	$ 7.68	$ 8.00
Net investment income[1]	0.17	0.34	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss)	(0.35)	0.35	(0.24)	(0.24)	0.01	(0.29)
Net increase (decrease) from investment operations	(0.18)	0.69	0.09	0.07	0.34	0.04
Dividends and distributions from:
Net investment income	(0.15)	(0.34)	(0.33)	(0.32)	(0.31)	(0.33)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.15)	(0.34)	(0.33)	(0.33)	(0.35)	(0.36)
Net asset value, end of period	$ 7.19	$ 7.52	$ 7.17	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[3]
Based on net asset value	(2.23)%[4]	9.76%	1.39%	0.96%	4.47%	0.44%
Ratios to Average Net Assets
Total expenses	0.77%[5]	0.78%	0.93%	1.11%	1.13%	0.99%
Total expenses after fees waived	0.77%[5]	0.78%	0.92%	1.10%	1.12%	0.99%
Total expenses after fees waived and excluding interest expense and fees[6]	0.72%[5]	0.72%	0.73%	0.72%	0.72%	0.70%
Net investment income	4.39%[5]	4.56%	4.67%	4.12%	4.17%	4.15%
Supplemental Data
Net assets, end of period (000)	$ 185,493	$196,325	$189,614	$169,010	$172,236	$172,083
Portfolio turnover	9%	14%	15%	40%	36%	41%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

58 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock Municipal Fund

			Investor B
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.51	$ 7.16	$ 7.41	$ 7.67	$ 7.68	$ 7.99
Net investment income[1]	0.15	0.30	0.29	0.27	0.29	0.29
Net realized and unrealized gain (loss)	(0.35)	0.35	(0.25)	(0.24)	0.01	(0.28)
Net increase (decrease) from investment operations	(0.20)	0.65	0.04	0.03	0.30	0.01
Dividends and distributions from:
Net investment income	(0.13)	(0.30)	(0.29)	(0.28)	(0.27)	(0.29)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.13)	(0.30)	(0.29)	(0.29)	(0.31)	(0.32)
Net asset value, end of period	$ 7.18	$ 7.51	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[3]
Based on net asset value	(2.49)%[4]	9.20%	0.73%	0.45%	3.95%	0.05%
Ratios to Average Net Assets
Total expenses	1.29%[5]	1.30%	1.45%	1.61%	1.63%	1.50%
Total expenses after fees waived	1.29%[5]	1.29%	1.44%	1.61%	1.63%	1.50%
Total expenses after fees waived and excluding interest expense and fees[6]	1.24%[5]	1.24%	1.25%	1.23%	1.23%	1.21%
Net investment income	3.87%[5]	4.04%	4.15%	3.61%	3.67%	3.64%
Supplemental Data
Net assets, end of period (000)	$ 13,665	$ 16,987	$ 20,504	$ 33,422	$ 45,533	$ 66,477
Portfolio turnover	9%	14%	15%	40%	36%	41%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 59

Financial Highlights (continued) BlackRock Municipal Fund

			Investor C

	Six Months Ended				Period
	December 31,	Year Ended June 30,			October 2, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 7.53	$ 7.17	$ 7.42	$ 7.68	$ 7.88
Net investment income[2]	0.14	0.28	0.28	0.25	0.17
Net realized and unrealized gain (loss)	(0.36)	0.36	(0.26)	(0.24)	(0.14)
Net increase (decrease) from investment operations	(0.22)	0.64	0.02	0.01	0.03
Dividends and distributions from:
Net investment income	(0.12)	(0.28)	(0.27)	(0.26)	(0.19)
Net realized gain	—	—	(0.00)[3]	(0.01)	(0.04)
Total dividends and distributions	(0.12)	(0.28)	(0.27)	(0.27)	(0.23)
Net asset value, end of period	$ 7.19	$ 7.53	$ 7.17	$ 7.42	$ 7.68
Total Investment Return[4]
Based on net asset value	(2.73)%[5]	9.09%	0.51%	0.22%	0.34%[5]
Ratios to Average Net Assets
Total expenses	1.52%[6]	1.53%	1.68%	1.85%	1.90%[6]
Total expenses after fees waived	1.52%[6]	1.53%	1.67%	1.84%	1.90%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	1.46%[6]	1.47%	1.48%	1.46%	1.51%[6]
Net investment income	3.65%[6]	3.81%	3.92%	3.37%	3.37%[6]
Supplemental Data
Net assets, end of period (000)	$ 47,116	$ 43,505	$ 27,375	$ 13,674	$ 4,542
Portfolio turnover	9%	14%	15%	40%	36%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

60 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (concluded) BlackRock Municipal Fund

			Investor C1
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 7.52	$ 7.16	$ 7.41	$ 7.67	$ 7.68	$ 8.00
Net investment income[1]	0.15	0.30	0.29	0.27	0.28	0.28
Net realized and unrealized gain (loss)	(0.35)	0.36	(0.25)	(0.24)	0.02	(0.29)
Net increase (decrease) from investment operations	(0.20)	0.66	0.04	0.03	0.30	(0.01)
Dividends and distributions from:
Net investment income	(0.13)	(0.30)	(0.29)	(0.28)	(0.27)	(0.28)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	(0.03)
Total dividends and distributions	(0.13)	(0.30)	(0.29)	(0.29)	(0.31)	(0.31)
Net asset value, end of period	$ 7.19	$ 7.52	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Total Investment Return[3]
Based on net asset value	(2.51)%[4]	9.30%	0.69%	0.41%	3.90%	(0.12)%
Ratios to Average Net Assets
Total expenses	1.33%[5]	1.34%	1.49%	1.66%	1.68%	1.55%
Total expenses after fees waived	1.33%[5]	1.34%	1.48%	1.65%	1.68%	1.55%
Total expenses after fees waived and excluding interest expense and fees[6]	1.27%[5]	1.28%	1.29%	1.27%	1.28%	1.26%
Net investment income	3.84%[5]	4.00%	4.11%	3.57%	3.63%	3.59%
Supplemental Data
Net assets, end of period (000)	$ 30,332	$ 33,515	$ 34,500	$ 42,655	$ 51,452	$ 61,046
Portfolio turnover	9%	14%	15%	40%	36%	41%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 61

Financial Highlights BlackRock National Municipal Fund

			Institutional
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.66
Net investment income[1]	0.24	0.48	0.48	0.48	0.49	0.51
Net realized and unrealized gain (loss)	(0.33)	0.57	(0.35)	(0.44)	0.05	(0.30)
Net increase (decrease) from investment operations	(0.09)	1.05	0.13	0.04	0.54	0.21
Dividends from net investment income	(0.24)	(0.47)	(0.47)	(0.48)	(0.51)	(0.51)
Net asset value, end of period	$ 9.86	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36
Total Investment Return[2]
Based on net asset value	(0.99)%[3]	11.16%	1.56%	0.35%	5.06%	2.02%
Ratios to Average Net Assets
Total expenses	0.64%[4]	0.62%	0.67%	0.79%	1.00%	0.85%
Total expenses after fees waived	0.64%[4]	0.62%	0.65%	0.78%	0.99%	0.84%
Total expenses after fees waived and excluding interest expense and fees[5]	0.58%[4]	0.59%	0.60%	0.60%	0.59%	0.58%
Net investment income	4.50%[4]	4.76%	5.10%	4.69%	4.66%	4.87%
Supplemental Data
Net assets, end of period (000)	$ 1,181,872	$1,103,381	$934,807	$977,642	$976,153	$890,984
Portfolio turnover	27%	70%	65%	61%	46%	56%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

62 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock National Municipal Fund

			Investor A
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.37	$ 10.67
Net investment income[1]	0.22	0.45	0.46	0.45	0.46	0.49
Net realized and unrealized gain (loss)	(0.32)	0.57	(0.35)	(0.43)	0.03	(0.30)
Net increase (decrease) from investment operations	(0.10)	1.02	0.11	0.02	0.49	0.19
Dividends from net investment income	(0.22)	(0.45)	(0.45)	(0.45)	(0.47)	(0.49)
Net asset value, end of period	$ 9.87	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.37
Total Investment Return[2]
Based on net asset value	(1.01)%[3]	10.77%	1.32%	0.22%	4.71%	1.77%
Ratios to Average Net Assets
Total expenses	0.89%[4]	0.87%	0.91%	1.02%	1.24%	1.10%
Total expenses after fees waived	0.88%[4]	0.87%	0.90%	1.01%	1.24%	1.09%
Total expenses after fees waived and excluding interest expense and fees[5]	0.82%[4]	0.84%	0.84%	0.82%	0.84%	0.83%
Net investment income	4.26%[4]	4.52%	4.87%	4.46%	4.43%	4.61%
Supplemental Data
Net assets, end of period (000)	$ 834,436	$820,009	$635,090	$472,018	$349,225	$283,814
Portfolio turnover	27%	70%	65%	61%	46%	56%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 63

Financial Highlights (continued) BlackRock National Municipal Fund

			Investor B
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 9.61	$ 9.95	$ 10.38	$ 10.36	$ 10.66
Net investment income[1]	0.19	0.40	0.41	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.31)	0.57	(0.35)	(0.43)	0.02	(0.30)
Net increase (decrease) from investment operations	(0.12)	0.97	0.06	(0.03)	0.43	0.13
Dividends from net investment income	(0.20)	(0.40)	(0.40)	(0.40)	(0.41)	(0.43)
Net asset value, end of period	$ 9.86	$ 10.18	$ 9.61	$ 9.95	$ 10.38	$ 10.36
Total Investment Return[2]
Based on net asset value	(1.28)%[3]	10.21%	0.79%	(0.30)%	4.18%	1.25%
Ratios to Average Net Assets
Total expenses	1.42%[4]	1.39%	1.43%	1.54%	1.75%	1.61%
Total expenses after fees waived	1.42%[4]	1.38%	1.41%	1.53%	1.75%	1.60%
Total expenses after fees waived and excluding interest expense and fees[5]	1.35%[4]	1.36%	1.36%	1.35%	1.34%	1.34%
Net investment income	3.73%[4]	3.99%	4.35%	3.94%	3.92%	4.11%
Supplemental Data
Net assets, end of period (000)	$ 37,649	$ 46,152	$ 58,079	$ 69,859	$ 101,260	$ 134,177
Portfolio turnover	27%	70%	65%	61%	46%	56%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

64 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock National Municipal Fund

			Investor C

	Six Months Ended				Period
	December 31,	Year Ended June 30,			October 2, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.57
Net investment income[2]	0.18	0.38	0.39	0.37	0.25
Net realized and unrealized gain (loss)	(0.32)	0.57	(0.35)	(0.43)	(0.16)
Net increase (decrease) from investment operations	(0.14)	0.95	0.04	(0.06)	0.09
Dividends from net investment income	(0.18)	(0.38)	(0.38)	(0.37)	(0.27)
Net asset value, end of period	$ 9.87	$ 10.19	$ 9.62	$ 9.96	$ 10.39
Total Investment Return[3]
Based on net asset value	(1.38)%[4]	9.95%	0.56%	(0.57)%	0.96%[4]
Ratios to Average Net Assets
Total expenses	1.63%[5]	1.61%	1.66%	1.82%	2.05%[5]
Total expenses after fees waived	1.63%[5]	1.61%	1.65%	1.81%	2.05%[5]
Total expenses after fees waived and excluding interest expense and fees[6]	1.57%[5]	1.58%	1.59%	1.62%	1.65%[5]
Net investment income	3.52%[5]	3.77%	4.12%	3.66%	3.59%[5]
Supplemental Data
Net assets, end of period (000)	$ 296,459	$292,132	$195,475	$103,504	$ 41,676
Portfolio turnover	27%	70%	65%	61%	46%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 65

Financial Highlights (concluded) BlackRock National Municipal Fund

			Investor C1
Six Months Ended
December 31,
	2010		Year Ended June 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.66
Net investment income[1]	0.19	0.40	0.41	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.33)	0.57	(0.35)	(0.44)	0.04	(0.29)
Net increase (decrease) from investment operations	(0.14)	0.97	0.06	(0.04)	0.45	0.14
Dividends from net investment income	(0.19)	(0.39)	(0.40)	(0.40)	(0.42)	(0.44)
Net asset value, end of period	$ 9.86	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36
Total Investment Return[2]
Based on net asset value	(1.39)%[3]	10.28%	0.76%	(0.44)%	4.23%	1.20%
Ratios to Average Net Assets
Total expenses	1.44%[4]	1.42%	1.46%	1.58%	1.80%	1.65%
Total expenses after fees waived	1.44%[4]	1.42%	1.44%	1.57%	1.80%	1.65%
Total expenses after fees waived and excluding interest expense and fees[5]	1.38%[4]	1.39%	1.39%	1.39%	1.39%	1.39%
Net investment income	3.71%[4]	3.96%	4.32%	3.90%	3.88%	4.05%
Supplemental Data
Net assets, end of period (000)	$ 79,761	$ 88,427	$ 95,790	$114,746	$140,653	$139,447
Portfolio turnover	27%	70%	65%	61%	46%	56%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

66 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights BlackRock High Yield Municipal Fund

			Institutional

	Six Months Ended				Period
	December 31,	Year Ended June 30,			August 1, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.47	$ 7.29	$ 8.68	$ 9.96	$ 10.00
Net investment income[2]	0.23	0.46	0.48	0.44	0.39
Net realized and unrealized gain (loss)	(0.29)	1.18	(1.40)	(1.26)	(0.03)
Net increase (decrease) from investment operations	(0.06)	1.64	(0.92)	(0.82)	0.36
Dividends and distributions from:
Net investment income	(0.22)	(0.46)	(0.47)	(0.44)	(0.40)
Net realized gain	(0.00)[3]	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.22)	(0.46)	(0.47)	(0.46)	(0.40)
Net asset value, end of period	$ 8.19	$ 8.47	$ 7.29	$ 8.68	$ 9.96
Total Investment Return[4]
Based on net asset value	(0.71)%[5]	22.88%	(10.40)%	(8.38)%	3.59%[5]
Ratios to Average Net Assets
Total expenses	0.77%[6]	0.83%	0.93%	0.84%	0.96%[6]
Total expenses after fees waived	0.76%[6]	0.83%	0.92%	0.81%	0.62%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	0.71%[6]	0.79%	0.89%	0.78%	0.62%[6]
Net investment income	5.13%[6]	5.63%	6.52%	4.76%	4.35%[6]
Supplemental Data
Net assets, end of period (000)	$ 100,443	$ 94,146	$ 45,997	$ 71,203	$ 62,464
Portfolio turnover	21%	32%	39%	33%	16%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 67

Financial Highlights (continued) BlackRock High Yield Municipal Fund

			Investor A

	Six Months Ended				Period
	December 31,	Year Ended June 30,			August 1, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.46	$ 7.28	$ 8.67	$ 9.95	$ 10.00
Net investment income[2]	0.21	0.43	0.44	0.41	0.32
Net realized and unrealized gain (loss)	(0.29)	1.18	(1.39)	(1.26)	0.01
Net increase (decrease) from investment operations	(0.08)	1.61	(0.95)	(0.85)	0.33
Dividends and distributions from:
Net investment income	(0.21)	(0.43)	(0.44)	(0.41)	(0.38)
Net realized gain	(0.00)[3]	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.21)	(0.43)	(0.44)	(0.43)	(0.38)
Net asset value, end of period	$ 8.17	$ 8.46	$ 7.28	$ 8.67	$ 9.95
Total Investment Return[4]
Based on net asset value	(0.96)%[5]	22.58%	(10.67)%	(8.62)%	3.26%[5]
Ratios to Average Net Assets
Total expenses	1.03%[6]	1.09%	1.18%	1.08%	1.19%[6]
Total expenses after fees waived	1.03%[6]	1.09%	1.17%	1.05%	0.89%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	0.98%[6]	1.05%	1.14%	1.03%	0.89%[6]
Net investment income	4.85%[6]	5.33%	6.13%	4.52%	4.16%[6]
Supplemental Data
Net assets, end of period (000)	$ 23,862	$ 25,105	$ 4,798	$ 6,513	$ 5,892
Portfolio turnover	21%	32%	39%	33%	16%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

68 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (concluded) BlackRock High Yield Municipal Fund

			Investor C

	Six Months Ended				Period
	December 31,	Year Ended June 30,			August 1, 2006[1]
	2010				to June 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.47	$ 7.29	$ 8.68	$ 9.97	$ 10.00
Net investment income[2]	0.18	0.37	0.41	0.34	0.30
Net realized and unrealized gain (loss)	(0.28)	1.18	(1.41)	(1.27)	(0.02)
Net increase (decrease) from investment operations	(0.10)	1.55	(1.00)	(0.93)	0.28
Dividends and distributions from:
Net investment income	(0.18)	(0.37)	(0.39)	(0.34)	(0.31)
Net realized gain	(0.00)[3]	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.18)	(0.37)	(0.39)	(0.36)	(0.31)
Net asset value, end of period	$ 8.19	$ 8.47	$ 7.29	$ 8.68	$ 9.97
Total Investment Return[4]
Based on net asset value	(1.23)%[5]	21.61%	(11.33)%	(9.40)%	2.84%[5]
Ratios to Average Net Assets
Total expenses	1.80%[6]	1.88%	1.97%	1.85%	1.84%[6]
Total expenses after fees waived	1.80%[6]	1.88%	1.97%	1.82%	1.53%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	1.75%[6]	1.84%	1.94%	1.80%	1.53%[6]
Net investment income	4.09%[6]	4.58%	5.59%	3.76%	3.50%[6]
Supplemental Data
Net assets, end of period (000)	$ 16,140	$ 14,560	$ 5,389	$ 4,527	$ 4,378
Portfolio turnover	21%	32%	39%	33%	16%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 69

Financial Highlights BlackRock New York Municipal Bond Fund

				Institutional

	Six Months			Period
	Ended			October 1,
	December 31,	Year Ended June 30,		2007 to	Year Ended September 30,
	2010			June 30,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.05	$ 11.03
Net investment income[1]	0.25	0.49	0.48	0.36	0.49	0.51	0.54
Net realized and unrealized gain (loss)	(0.35)	0.74	(0.56)	(0.46)	(0.26)	0.04	0.02
Net increase (decrease) from investment operations	(0.10)	1.23	(0.08)	(0.10)	0.23	0.55	0.56
Dividends and distributions from:
Net investment income	(0.24)	(0.49)	(0.49)	(0.36)	(0.49)	(0.50)	(0.54)
Net realized gain	(0.00)[2]	—	—	—	—	—	—
Total dividends and distributions	(0.24)	(0.49)	(0.49)	(0.36)	(0.49)	(0.50)	(0.54)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.05
Total Investment Return[3]
Based on net asset value	(0.98)%[4]	12.74%	(0.60)%	(0.91)%[4]	2.12%	5.19%	5.15%
Ratios to Average Net Assets
Total expenses	0.73%[5]	0.76%	0.78%	0.82%[5]	0.85%	0.90%	0.89%
Total expenses, after fees waived	0.72%[5]	0.76%	0.77%	0.81%[5]	0.85%	0.90%	0.89%
Total expenses after fees waived and excluding interest
expense and fees[6]	0.71%[5]	0.75%	0.76%	0.74%[5]	0.73%	0.74%	0.74%
Net investment income	4.54%[5]	4.77%	5.01%	4.56%[5]	4.51%	4.64%	4.89%
Supplemental Data
Net assets, end of period (000)	$ 25,028	$ 23,841	$ 19,105	$ 17,949	$ 14,927	$ 10,995	$ 10,593
Portfolio turnover	13%	19%	30%	16%	19%	46%	24%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

70 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock New York Municipal Bond Fund

			Investor A

	Six Months			Period	Period
	Ended			October 1,	October 2,
	December 31,	Year Ended June 30,		2007	2006[1] to
	2010			to June 30,	September 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10
Net investment income[2]	0.23	0.47	0.46	0.34	0.46
Net realized and unrealized gain (loss)	(0.34)	0.72	(0.57)	(0.46)	(0.25)
Net increase (decrease) from investment operations	(0.11)	1.19	(0.11)	(0.12)	0.21
Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.46)	(0.34)	(0.46)
Net realized gain	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.23)	(0.46)	(0.46)	(0.34)	(0.46)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.82	$ 10.39	$ 10.85
Total Investment Return[4]
Based on net asset value	(1.12)%[5]	12.33%	(0.85)%	(1.10)%[5]	1.93%[5]
Ratios to Average Net Assets
Total expenses	1.01%[6]	1.02%	1.05%	1.07%[6]	1.10%[6]
Total expenses after fees waived	1.01%[6]	1.02%	1.04%	1.06%[6]	1.10%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	0.99%[6]	1.01%	1.02%	0.99%[6]	0.99%[6]
Net investment income	4.25%[6]	4.50%	4.77%	4.31%[6]	4.27%[6]
Supplemental Data
Net assets, end of period (000)	$ 39,437	$ 37,736	$ 20,528	$ 16,181	$ 11,964
Portfolio turnover	13%	19%	30%	16%	19%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 71

Financial Highlights (continued) BlackRock New York Municipal Bond Fund

				Investor A1

	Six Months			Period
	Ended			October 1,
	December 31,	Year Ended June 30,		2007 to	Year Ended September 30,
	2010			June 30,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10	$ 11.05	$ 11.03
Net investment income[1]	0.24	0.48	0.48	0.36	0.49	0.50	0.53
Net realized and unrealized gain (loss)	(0.34)	0.73	(0.57)	(0.47)	(0.26)	0.04	0.02
Net increase (decrease) from investment operations	(0.10)	1.21	(0.09)	(0.11)	0.23	0.54	0.55
Dividends and distributions from:
Net investment income	(0.24)	(0.48)	(0.48)	(0.35)	(0.48)	(0.49)	(0.53)
Net realized gain	(0.00)[2]	—	—	—	—	—	—
Total dividends and distributions	(0.24)	(0.48)	(0.48)	(0.35)	(0.48)	(0.49)	(0.53)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10	$ 11.05
Total Investment Return[3]
Based on net asset value	(1.03)%[4]	12.49%	(0.70)%	(0.99)%[4]	2.11%	5.08%	5.05%
Ratios to Average Net Assets
Total expenses	0.85%[5]	0.88%	0.89%	0.92%[5]	0.95%	1.00%	0.99%
Total expenses after fees waived	0.84%[5]	0.87%	0.88%	0.91%[5]	0.95%	0.99%	0.99%
Total expenses after fees waived and excluding interest
expense and fees[6]	0.83%[5]	0.86%	0.87%	0.84%[5]	0.83%	0.84%	0.84%
Net investment income	4.42%[5]	4.65%	4.90%	4.45%[5]	4.40%	4.52%	4.79%
Supplemental Data
Net assets, end of period (000)	$ 153,832	$ 162,305	$ 157,706	$ 177,080	$ 204,497	$ 223,322	$ 141,319
Portfolio turnover	13%	19%	30%	16%	19%	46%	24%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

72 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (continued) BlackRock New York Municipal Bond Fund

				Investor B

	Six Months			Period
	Ended			October 1,
	December 31,	Year Ended June 30,		2007 to	Year Ended September 30,
	2010			June 30,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.06	$ 11.04
Net investment income[1]	0.22	0.44	0.44	0.33	0.44	0.45	0.49
Net realized and unrealized gain (loss)	(0.35)	0.74	(0.57)	(0.47)	(0.26)	0.04	0.01
Net increase (decrease) from investment operations	(0.13)	1.18	(0.13)	(0.14)	0.18	0.49	0.50
Dividends and distributions from:
Net investment income	(0.21)	(0.44)	(0.44)	(0.32)	(0.44)	(0.45)	(0.48)
Net realized gain	(0.00)[2]	—	—	—	—	—	—
Total dividends and distributions	(0.21)	(0.44)	(0.44)	(0.32)	(0.44)	(0.45)	(0.48)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.06
Total Investment Return[3]
Based on net asset value	(1.24)%[4]	12.15%	(1.11)%	(1.29)%[4]	1.60%	4.56%	4.62%
Ratios to Average Net Assets
Total expenses	1.26%[5]	1.29%	1.30%	1.31%[5]	1.36%	1.41%	1.40%
Total expenses after fees waived	1.26%[5]	1.28%	1.29%	1.31%[5]	1.36%	1.41%	1.40%
Total expenses after fees waived and excluding interest
expense and fees[6]	1.25%[5]	1.28%	1.27%	1.24%[5]	1.24%	1.25%	1.25%
Net investment income	4.00%[5]	4.25%	4.48%	4.06%[5]	3.99%	4.14%	4.38%
Supplemental Data
Net assets, end of period (000)	$ 8,047	$ 9,645	$ 11,770	$ 18,535	$ 25,264	$ 34,921	$ 45,506
Portfolio turnover	13%	19%	30%	16%	19%	46%	24%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 73

Financial Highlights (continued) BlackRock New York Municipal Bond Fund

			Investor C

	Six Months			Period	Period
	Ended			October 1,	October 2,
	December 31,	Year Ended June 30,		2007	2006[1] to
	2010			to June 30,	September 30,
	(Unaudited)	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10
Net investment income[2]	0.19	0.39	0.39	0.28	0.37
Net realized and unrealized gain (loss)	(0.34)	0.74	(0.56)	(0.46)	(0.25)
Net increase (decrease) from investment operations	(0.15)	1.13	(0.17)	(0.18)	0.12
Dividends and distributions from:
Net investment income	(0.19)	(0.39)	(0.40)	(0.28)	(0.38)
Net realized gain	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.19)	(0.39)	(0.40)	(0.28)	(0.38)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.81	$ 10.38	$ 10.84
Total Investment Return[4]
Based on net asset value	(1.48)%[5]	11.62%	(1.59)%	(1.65)%[5]	1.08%[5]
Ratios to Average Net Assets
Total expenses	1.74%[6]	1.77%	1.79%	1.82%[6]	1.85%[6]
Total expenses after fees waived	1.74%[6]	1.76%	1.78%	1.81%[6]	1.85%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	1.72%[6]	1.75%	1.76%	1.74%[6]	1.74%[6]
Net investment income	3.53%[6]	3.76%	4.03%	3.57%[6]	3.52%[6]
Supplemental Data
Net assets, end of period (000)	$ 18,408	$ 17,597	$ 12,294	$ 8,535	$ 4,611
Portfolio turnover	13%	19%	30%	16%	19%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

74 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Financial Highlights (concluded) BlackRock New York Municipal Bond Fund

				Investor C1

	Six Months			Period
	Ended			October 1,
	December 31,	Year Ended June 30,		2007 to	Year Ended September 30,
	2010			June 30,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.39	$ 10.85	$ 11.10	$ 11.06	$ 11.04
Net investment income[1]	0.21	0.43	0.43	0.32	0.43	0.44	0.48
Net realized and unrealized gain (loss)	(0.34)	0.74	(0.58)	(0.47)	(0.25)	0.04	0.01
Net increase (decrease) from investment operations	(0.13)	1.17	(0.15)	(0.15)	0.18	0.48	0.49
Dividends and distributions from:
Net investment income	(0.21)	(0.43)	(0.43)	(0.31)	(0.43)	(0.44)	(0.47)
Net realized gain	(0.00)[2]	—	—	—	—	—	—
Total dividends and distributions	(0.21)	(0.43)	(0.43)	(0.31)	(0.43)	(0.44)	(0.47)
Net asset value, end of period	$ 10.21	$ 10.55	$ 9.81	$ 10.39	$ 10.85	$ 11.10	$ 11.06
Total Investment Return[3]
Based on net asset value	(1.28)%[4]	12.06%	(1.29)%	(1.35)%[4]	1.61%	4.46%	4.52%
Ratios to Average Net Assets
Total expenses	1.34%[5]	1.37%	1.38%	1.41%[5]	1.45%	1.51%	1.50%
Total expenses after fees waived	1.34%[5]	1.37%	1.37%	1.40%[5]	1.45%	1.50%	1.50%
Total expenses after fees waived and excluding interest
expense and fees[6]	1.33%[5]	1.36%	1.36%	1.33%[5]	1.33%	1.35%	1.35%
Net investment income	3.93%[5]	4.16%	4.41%	3.97%[5]	3.91%	4.03%	4.28%
Supplemental Data
Net assets, end of period (000)	$ 11,168	$ 12,391	$ 12,491	$ 14,217	$ 16,364	$ 18,984	$ 17,080
Portfolio turnover	13%	19%	30%	16%	19%	46%	24%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 75

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Municipal Fund (“Short-Term Municipal”), BlackRock
Municipal Fund (formerly BlackRock Municipal Insured Fund) (“Municipal”),
BlackRock National Municipal Fund (“National Municipal”) and BlackRock
High Yield Municipal Fund (“High Yield Municipal”) of BlackRock Municipal
Bond Fund, Inc. (“The Bond Fund”) and BlackRock New York Municipal
Bond Fund (“New York Municipal”) of BlackRock Multi-State Municipal
Series Trust (collectively, the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as diversified, open-end management investment companies.
The Bond Fund is organized as a Maryland corporation. BlackRock Multi-
State Municipal Series Trust is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The
Boards of Directors and the Board of Trustees of the Funds are referred to throughout this report as the “Board of Directors” or the “Board”. Each
Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors.
Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical vot-
ing, dividend, liquidation and other rights and the same terms and condi-
tions, except that Investor A, Investor A1, Investor B, Investor C and Investor
C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. For Short-Term
Municipal and New York Municipal, Investor B Shares automatically convert to Investor A1 Shares after approximately 10 years. For Municipal and
National Municipal, Investor B Shares automatically convert to Investor A
Shares after approximately 10 years. Investor A1, Investor B and Investor
C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee ben-
efits plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor
A and Investor A1 distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.
Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, includ-
ing the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appre-
ciation of unsettled when-issued transactions, which is shown on the
Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial inter-
ests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quar-
terly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended December 31, 2010, no TOBs that the Funds participated in were terminated without the consent of the Funds.

76 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the
Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the
Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the
Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
At December 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability	Range of
	Transferred	for Trust	Interest
	to TOBs	Certificates	Rates
Municipal	$147,796,491	$ 72,750,303	0.29% — 0.46%
National Municipal.	$573,780,951	$287,910,798	0.29% — 0.49%
High Yield Municipal	$ 17,602,793	$ 9,179,734	0.34% — 0.40%
New York Municipal	$ 7,217,504	$ 3,575,000	0.34% — 0.40%

For the six months ended December 31, 2010, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
Municipal.	$ 67,722,197	0.67%
National Municipal	$195,380,450	0.81%
High Yield Municipal.	$ 8,891,274	0.84%
New York Municipal	$ 4,151,010	0.79%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts) the
Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2010, except for New York Municipal. The statute of limitations on New York Municipal’s US federal tax returns remains open for each of the years ended September 30, 2006 and September 30,
2007, the period ended June 30, 2008 and the years ended June 30,
2009 and June 30, 2010. The statutes of limitations on each Funds’
state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applica-
ble are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 77

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Funds and coun-
terparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the par-
ticular contract, futures contracts are settled either through physical deliv-
ery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the
Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
The Effect of Derivative Instruments in the Statements of Operations
Six Months Ended December 31, 2010

Net Realized (Loss) from

	National	New York
	Municipal Municipal	Municipal
Interest rate contracts:
Financial futures contracts:	$(267,577) $(842,822)	$ (66,014)
Net Change in Unrealized Appreciation/Depreciation on

	National	New York
	Municipal Municipal	Municipal
Interest rate contracts:
Financial futures contracts:	$ 84,818 $ 393,128	$ 606

For the six months ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

		National	New York
	Municipal	Municipal	Municipal
Financial futures contracts:
Average number of contracts sold	48	125	17
Average notional value of
contracts sold	$ 5,778,567	$15,303,455	$ 2,115,936

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but
BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net as follows:

Aggregate of Average	Rate of Advisory Fee
Daily Net Assets of the	Short-Term		National
Three Combined Funds[1]	Municipal	Municipal	Municipal
Not exceeding $250 million	0.400%	0.400%	0.500%
In excess of $250 million,
but not exceeding $400 million	0.375%	0.375%	0.475%
In excess of $400 million,
but not exceeding $550 million	0.350%	0.375%	0.475%
In excess of $550 million,
but not exceeding $1.5 billion	0.325%	0.375%	0.475%
In excess of $1.5 billion	0.325%	0.350%	0.475%

1 The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applica-
ble to a breakpoint level is determined by dividing the amount of the aggregate aver-
age daily net assets of the three combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the three combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

For Short-Term Municipal, the Manager voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

Institutional	0.40%
Investor A	0.69%
Investor A1	0.52%
Investor B	0.81%
Investor C	1.55%

These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice.

As a result, for Short-Term Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

Institutional	$267,851
Investor A1	$ 5,667
Investor B	$ 67

High Yield Municipal’s rates are as follows:

Portion of Average Daily Net Assets	Rate
Not exceeding $250 million	0.550%
In excess of $250 million, but not exceeding $500 million	0.525%
In excess of $500 million	0.500%

New York Municipal’s rates are as follows:

Portion of Average Daily Net Assets	Rate
Not exceeding $500 million	0.550%
In excess of $500 million, but not exceeding $1 billion	0.525%
In excess of $1 billion	0.500%

78 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations. For the six months ended December 31, 2010, the amounts waived were as follows:

Short-Term Municipal	$ 2,943
Municipal	$ 4,065
National Municipal	$42,266
High Yield Municipal	$ 1,639
New York Municipal	$ 5,081

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the six months ended December 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Short-Term Municipal	$11,475
Municipal	$ 9,017
National Municipal	$23,911
High Yield Municipal	$ 1,649
New York Municipal	$ 2,893

The Funds entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of
BlackRock. Pursuant to the Distribution and Service Plan and in accor-
dance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

			Service Fee
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A1.	0.10%	—	—	—	0.10%
Investor B.	0.15%	0.25%	0.25%	—	0.25%
Investor C.	0.25%	0.25%	0.25%	0.25%	0.25%
Investor C1.	—	0.25%	0.25%	—	0.25%
		Distribution Fee
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor B.	0.20%	0.50%	0.50%	—	0.25%
Investor C.	0.75%	0.75%	0.75%	0.75%	0.75%
Investor C1.	—	0.55%	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

For the six months ended December 31, 2010, affiliates earned underwrit-
ing discounts, direct commissions and dealer concessions on sales of the
Funds’ Investor A Shares as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	$11,082	$16,391	$77,075	$12,147	$ 4,365

For the six months ended December 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in
Investor B and Investor C Shares and Investor C1 Shares as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor B	—	$ 80	$ 5,392	—	$ 765
Investor C	$25,940	$8,845	$40,141	$2,095	$1,688
Investor C1	—	$ 983	$ 824	—	—

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	$78,855	$1,450	$36,518	$50,000	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended December 31, 2010, the Funds reimbursed the Manager the following amounts for costs incurred in run-
ning the call center, which are included in transfer agent — class specific in the Statements of Operations:

		Call Center Fees
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
BlackRock	$ 26	—	—	—	—
Institutional	$1,198	$2,416	$ 8,651	$150	$ 57
Investor A	$1,348	$ 948	$ 5,297	$173	$ 168
Investor A1	$ 284	—	—	—	$ 942
Investor B	$ 48	$ 78	$ 282	—	$ 48
Investor C	$ 639	$ 202	$ 1,441	$117	$ 108
Investor C1	—	$ 165	$ 391	—	$ 57

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended December 31, 2010, were as follows:

	Purchases	Sales
Short-Term Municipal	$ 309,553,688	$ 303,215,853
Municipal	$ 80,260,935	$ 101,561,713
National Municipal	$1,031,031,812	$ 689,994,692
High Yield Municipal	$ 45,204,333	$ 31,204,382
New York Municipal	$ 33,632,243	$ 39,023,689

SEMI-ANNUAL REPORT DECEMBER 31, 2010 79

Notes to Financial Statements (continued)

5. Capital Loss Carryforwards:

As of June 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Short-Term		National	High Yield	New York
June 30,	Municipal	Municipal	Municipal	Municipal	Municipal
2011	—	—	$ 942,957	—	—
2012	—	—	1,591,140	—	—
2013	$1,096,327	—	48,027	—	$ 8,935,207
2014	4,110,940	—	—	—	—
2015	2,987,949	—	259,851	—	—
2016	322,206	—	1,320,166	$258,523	—
2017	—	$ 6,021,988	19,350,079	3,758,709	2,020,225
2018	—	7,049,052	40,719,990	4,665,271	367,311
Total	$8,517,422	$13,071,040	$64,232,210 $8,682,503		$11,322,743

Under the recently enacted Regulated Investment Company Modernization
Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November
2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of
0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed
Funds rate plus 1.25% per annum on amounts borrowed. In addition, the
Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective
November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrange-
ment fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended December 31, 2010.

7. Concentration, Market and Credit Risk:

New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the
Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

80 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,522,056	$ 15,406,000	1,582,401	$ 16,127,185
Shares issued to shareholders in reinvestment of dividends	10,375	105,671	12,328	125,546
Total issued	1,532,431	15,511,671	1,594,729	16,252,731
Shares redeemed	(602,469)	(6,134,904)	(141,213)	(1,436,769)
Net increase	929,962	$ 9,376,767	1,453,516	$ 14,815,962
Institutional
Shares sold	18,695,451	$190,209,708	52,363,133	$532,717,993
Shares issued to shareholders in reinvestment of dividends	185,022	1,883,171	377,255	3,839,445
Total issued	18,880,473	192,092,879	52,740,388	536,557,438
Shares redeemed	(16,349,885)	(166,262,076)	(30,848,241)	(313,950,174)
Net increase	2,530,588	$ 25,830,803	21,892,147	$222,607,264
Investor A
Shares sold and automatic conversion of shares	6,069,957	$ 61,852,544	28,575,477	$290,988,619
Shares issued to shareholders in reinvestment of dividends	116,669	1,188,480	204,464	2,081,727
Total issued	6,186,626	63,041,024	28,779,941	293,070,346
Shares redeemed	(10,426,842)	(106,094,302)	(11,570,462)	(117,804,897)
Net increase (decrease)	(4,240,216)	$ (43,053,278)	17,209,479	$175,265,449
Investor A1
Shares sold and automatic conversion of shares	49,633	$ 505,442	54,166	$ 551,863
Shares issued to shareholders in reinvestment of dividends	20,169	205,528	59,182	602,778
Total issued	69,802	710,970	113,348	1,154,641
Shares redeemed	(894,344)	(9,115,453)	(1,351,733)	(13,766,456)
Net decrease	(824,542)	$ (8,404,483)	(1,238,385)	$ (12,611,815)
Investor B
Shares sold	17,763	$ 180,382	73,159	$ 744,817
Shares issued to shareholders in reinvestment of dividends	2,448	24,936	6,889	70,104
Total issued	20,211	205,318	80,048	814,921
Shares redeemed and automatic conversion of shares	(178,314)	(1,813,662)	(224,138)	(2,280,979)
Net decrease	(158,103)	$ (1,608,344)	(144,090)	$ (1,466,058)
Investor C
Shares sold	1,409,170	$ 14,355,415	8,054,247	$ 81,953,486
Shares issued to shareholders in reinvestment
of dividends and distributions	10,567	107,624	33,652	342,474
Total issued	1,419,737	14,463,039	8,087,899	82,295,960
Shares redeemed	(2,567,116)	(26,143,330)	(3,395,705)	(34,560,194)
Net increase (decrease)	(1,147,379)	$ (11,680,291)	4,692,194	$ 47,735,766

SEMI-ANNUAL REPORT DECEMBER 31, 2010 81

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,432,226	$ 10,749,998	3,442,209	$ 25,773,152
Shares issued to shareholders in reinvestment of dividends	775,999	5,854,886	1,603,346	11,976,884
Total issued	2,208,225	16,604,884	5,045,555	37,750,036
Shares redeemed	(5,082,928)	(37,605,730)	(6,661,286)	(49,761,757)
Net decrease	(2,874,703)	$ (21,000,846)	(1,615,731)	$ (12,011,721)
Investor A
Shares sold and automatic conversion of shares	2,515,747	$ 19,015,772	4,807,352	$ 35,778,191
Shares issued to shareholders in reinvestment of dividends	308,723	2,327,920	609,674	4,552,842
Total issued	2,824,470	21,343,692	5,417,026	40,331,033
Shares redeemed	(3,126,427)	(23,196,762)	(5,763,518)	(42,864,852)
Net decrease	(301,957)	$ (1,853,070)	(346,492)	$ (2,533,819)
Investor B
Shares sold	15,092	$ 114,922	51,725	$ 386,429
Shares issued to shareholders in reinvestment of dividends	17,025	128,431	43,534	324,831
Total issued	32,117	243,353	95,259	711,260
Shares redeemed and automatic conversion of shares	(390,293)	(2,922,987)	(697,429)	(5,192,938)
Net decrease	(358,176)	$ (2,679,634)	(602,170)	$ (4,481,678)
Investor C
Shares sold	1,330,372	$ 10,111,334	2,722,025	$ 20,321,090
Shares issued to shareholders in reinvestment of dividends	79,162	597,164	118,621	887,801
Total issued	1,409,534	10,708,498	2,840,646	21,208,891
Shares redeemed	(640,694)	(4,750,795)	(876,537)	(6,569,384)
Net increase	768,840	$ 5,957,703	1,964,109	$ 14,639,507
Investor C1
Shares sold	767	$ 5,675	1,530	$ 11,444
Shares issued to shareholders in reinvestment of dividends	44,462	335,416	100,282	748,709
Total issued	45,229	341,091	101,812	760,153
Shares redeemed	(282,396)	(2,120,285)	(458,405)	(3,424,173)
Net decrease	(237,167)	$ (1,779,194)	(356,593)	$ (2,664,020)

82 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	25,218,984	$261,100,311	23,929,880	$240,734,514
Shares issued to shareholders in reinvestment of dividends	1,916,255	19,608,330	3,264,368	32,795,888
Total issued	27,135,239	280,708,641	27,194,248	273,530,402
Shares redeemed	(15,579,941)	(158,437,866)	(16,149,886)	(162,180,381)
Net increase	11,555,298	$122,270,775	11,044,362	$111,350,021
Investor A
Shares sold and automatic conversion of shares	14,329,781	$146,440,949	25,587,832	$257,098,651
Shares issued to shareholders in reinvestment of dividends	1,083,659	11,095,733	1,751,962	17,621,515
Total issued	15,413,440	157,536,682	27,339,794	274,720,166
Shares redeemed	(11,280,347)	(113,794,548)	(12,935,435)	(129,790,408)
Net increase	4,133,093	$ 43,742,134	14,404,359	$144,929,758
Investor B
Shares sold	27,930	$ 287,561	115,773	$ 1,161,245
Shares issued to shareholders in reinvestment of dividends	36,684	375,497	95,845	960,773
Total issued	64,614	663,058	211,618	2,122,018
Shares redeemed and automatic conversion of shares	(776,794)	(7,938,406)	(1,724,753)	(17,212,430)
Net decrease	(712,180)	$ (7,275,348)	(1,513,135)	$ (15,090,412)
Investor C
Shares sold	4,728,807	$ 48,547,180	12,581,518	$126,083,884
Shares issued to shareholders in reinvestment of dividends	382,085	3,912,442	660,323	6,642,068
Total issued	5,110,892	52,459,622	13,241,841	132,725,952
Shares redeemed	(3,720,691)	(37,738,114)	(4,909,381)	(49,343,444)
Net increase	1,390,201	$ 14,721,508	8,332,460	$ 83,382,508
Investor C1
Shares sold	4,191	$ 43,323	6,202	$ 61,511
Shares issued to shareholders in reinvestment of dividends	97,456	998,162	220,956	2,218,142
Total issued	101,647	1,041,485	227,158	2,279,653
Shares redeemed	(692,360)	(7,052,328)	(1,513,481)	(15,137,499)
Net decrease	(590,713)	$ (6,010,843)	(1,286,323)	$ (12,857,846)

SEMI-ANNUAL REPORT DECEMBER 31, 2010 83

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,183,406	$ 27,515,187	6,465,527	$ 52,954,961
Shares issued to shareholders in reinvestment
of dividends and distributions	109,991	944,353	107,697	900,772
Total issued	3,293,397	28,459,540	6,573,224	53,855,733
Shares redeemed	(2,145,183)	(18,292,080)	(1,767,419)	(14,445,195)
Net increase	1,148,214	$ 10,167,460	4,805,805	$ 39,410,538
Investor A
Shares sold and automatic conversion of shares	1,417,738	$ 12,101,110	3,588,086	$ 28,712,678
Shares issued to shareholders in reinvestment
of dividends and distributions	52,859	453,526	67,920	560,971
Total issued	1,470,597	12,554,636	3,656,006	29,273,649
Shares redeemed	(1,520,595)	(12,992,420)	(1,346,044)	(10,935,891)
Net increase (decrease)	(49,998)	$ (437,784)	2,309,962	$ 18,337,758
Investor C
Shares sold	718,706	$ 6,222,559	1,174,052	$ 9,607,134
Shares issued to shareholders in reinvestment
of dividends and distributions	27,139	232,503	31,696	260,753
Total issued	745,845	6,455,062	1,205,748	9,867,887
Shares redeemed	(494,388)	(4,186,330)	(226,312)	(1,856,306)
Net increase	251,457	$ 2,268,732	979,436	$ 8,011,581

84 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	December 31, 2010		June 30, 2010
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	507,692	$ 5,443,415	886,783	$ 9,279,487
Shares issued to shareholders in reinvestment of dividends	32,129	341,328	50,961	529,695
Total issued	539,821	5,784,743	937,744	9,809,182
Shares redeemed	(348,324)	(3,651,835)	(624,770)	(6,490,743)
Net increase	191,497	$ 2,132,908	312,974	$ 3,318,439
Investor A
Shares sold and automatic conversion of shares	649,697	$ 6,964,683	2,099,796	$ 21,588,976
Shares issued to shareholders in reinvestment of dividends	61,143	649,536	97,249	1,014,531
Total issued	710,840	7,614,219	2,197,045	22,603,507
Shares redeemed	(425,553)	(4,524,824)	(712,498)	(7,337,173)
Net increase	285,287	$ 3,089,395	1,484,547	$ 15,266,334
Investor A1
Shares sold and automatic conversion of shares	51,601	$ 549,894	172,822	$ 1,789,159
Shares issued to shareholders in reinvestment of dividends	211,707	2,251,592	443,216	4,607,722
Total issued	263,308	2,801,486	616,038	6,396,881
Shares redeemed	(581,322)	(6,122,700)	(1,302,313)	(13,478,561)
Net decrease	(318,014)	$ (3,321,214)	(686,275)	$ (7,081,680)
Investor B
Shares sold	1,154	$ 12,519	4,270	$ 43,229
Shares issued to shareholders in reinvestment of dividends	8,428	89,671	19,786	205,456
Total issued	9,582	102,190	24,056	248,685
Shares redeemed and automatic conversion of shares	(135,649)	(1,439,518)	(309,285)	(3,191,369)
Net decrease	(126,067)	$ (1,337,328)	(285,229)	$ (2,942,684)
Investor C
Shares sold	288,288	$ 3,082,354	704,190	$ 7,313,334
Shares issued to shareholders in reinvestment of
dividends and distributions	18,386	195,367	31,573	328,646
Total issued	306,674	3,277,721	735,763	7,641,980
Shares redeemed	(171,684)	(1,823,015)	(320,565)	(3,353,350)
Net increase	134,990	$ 1,454,706	415,198	$ 4,288,630
Investor C1
Shares sold	11	$ 120	98	$ 1,002
Shares issued to shareholders in reinvestment of
dividends and distributions	13,775	146,561	29,872	310,513
Total issued	13,786	146,681	29,970	311,515
Shares redeemed	(94,480)	(993,609)	(128,288)	(1,304,912)
Net decrease	(80,694)	$ (846,928)	(98,318)	$ (993,397)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective January 3, 2011, BlackRock Municipal Insured Fund was renamed BlackRock Municipal Fund.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 85

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and Member
of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board, Chairman of
the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, President1 and Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President2 and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Fund
Ira Shapiro, Secretary

1 President for BlackRock Multi-State Series Trust.
2 President for BlackRock Municipal Bond Fund, Inc.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodians
The Bank of New York Mellon3
New York, NY 10286

State Street Bank and Trust Company4
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address For All Funds
100 Bellevue Parkway
Wilmington, DE 19809

3 For BlackRock Municipal Bond Fund, Inc.
4 For BlackRock Multi-State Series Trust.

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Funds.

Effective November 10, 2010, Ira Shapiro became Secretary
of the Funds.

Effective December 31, 2010, Richard R. West retired as
a Director of the Funds. The Board wishes Mr. West well
in his retirement.

86 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please con-
tact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are avail-
able on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 87

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

88 SEMI-ANNUAL REPORT DECEMBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a con-
sumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the con-
fidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT DECEMBER 31, 2010 89

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

90 SEMI-ANNUAL REPORT DECEMBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series
Trust

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: March 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: March 4, 2011